As filed with the Securities and Exchange Commission on May 1, 2006

Registration Nos. 333-26505

and 811-08209

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 11	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY	☐
ACT OF 1940

Amendment No. 5	☒

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

(Exact Name of Registrant)

UNITED INVESTORS LIFE INSURANCE COMPANY

(Name of Depositor)

2001 Third Avenue South, Birmingham, Alabama 35233

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:

(205) 325-4300

Name and Address of Agent for Service:	Copy to:

John H. Livingston, Esq.	Frederick R. Bellamy, Esq.
United Investors Life Insurance Company	Sutherland Asbill & Brennan LLP
2001 Third Avenue South	1275 Pennsylvania Avenue, N.W.
Birmingham, Alabama 35233	Washington, DC 20004-2415

It is proposed that this filing will become effective:

☒	Immediately upon filing pursuant to paragraph (b) of Rule 485

☐	On pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	On pursuant to paragraph (a) of Rule 485

Title of securities being registered:

Flexible Premium Variable Life Insurance Policies

Prospectus

May 1, 2006

This prospectus describes the Advantage PlusSM Variable Life Insurance policy, a flexible premium variable life insurance policy (“policy”) issued by United Investors Life Insurance Company (“United Investors”). The policy is a long-term investment designed to provide significant life insurance benefits for the insured. This prospectus provides information that a prospective owner should know before investing in the policy. You should consider the policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the policy, or to finance the purchase of the policy through a loan or through withdrawals from another policy.

You can allocate your policy’s values to:

•	United Investors Universal Life Variable Account (the “Variable Account”), which invests in the mutual fund portfolios listed below; or
•	the fixed account, which pays a guaranteed minimum fixed rate of interest.

A prospectus for the portfolios available through the Variable Account must accompany this prospectus. Please read this document before investing and save it for future reference.

Please note that the policies and the portfolios:

•	are not guaranteed to achieve their goals;
•	are not federally insured;
•	are not endorsed by any bank or government agency; and
•	are subject to risks, including loss of the amount invested.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

ADVANTAGE PLUSSM

VARIABLE LIFE INSURANCE

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

issued by

United Investors Life Insurance Company

through

United Investors Universal Life Variable Account

United Investors Life Insurance Company

Variable Products Division

Administrative Office

2001 Third Avenue South (35233)

P.O. Box 10287

Birmingham, Alabama 35202-0287

Telephone: (800) 340-3787

The policy offers 12 funding choices—one fixed account (paying a guaranteed minimum fixed rate of interest) and eleven variable investment divisions which invest in the following mutual fund portfolios of W&R Target Funds, Inc.:

•	Asset Strategy Portfolio
•	Balanced Portfolio
•	Bond Portfolio
•	Core Equity Portfolio
•	Growth Portfolio
•	High Income Portfolio
•	International Growth Portfolio
•	Limited-Term Bond Portfolio
•	Money Market Portfolio
•	Science and Technology Portfolio
•	Small Cap Growth Portfolio

VARIABLE LIFE INSURANCE POLICIES:
ARE NOT FDIC INSURED	ARE NOT BANK GUARANTEED	MAY LOSE VALUE

Privacy Policy of United Investors Life Insurance Company (inside front cover)

U-1165, Ed. 5-06

ii

The primary purpose of this policy is to provide insurance protection. No claim is made that the policy is similar or comparable to an investment in a mutual fund.

iii

Policy Benefits/Risks Summary

The policy is a flexible premium variable life insurance policy. The policy is built around its policy value. The policy value will increase or decrease depending on the investment performance of the investment divisions, the amount of interest we credit to the fixed account, the premiums you pay, the policy fees and charges we deduct, and the effect of any policy transactions (such as transfers, withdrawals, and loans). We do not guarantee any minimum policy value. You could lose some or all of your money.

This summary describes the policy’s important benefits and risks. The sections in the prospectus following this summary discuss the policy’s benefits and other provisions in more detail. The Glossary at the end of the prospectus defines certain words and phrases used in this prospectus.

The policy is no longer being actively marketed, but if you already own one you can continue to make premium payments and exercise all of your other rights under your policy. The policy is not available in all states. This prospectus does not offer the policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

NOTE:    Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the underlying mutual funds’ prospectuses carefully before investing.

Policy Benefits

Death Benefits

We pay a death benefit to the beneficiary if the insured dies while the policy is in force and prior to the policy’s maturity date. We pay the death benefit when we receive satisfactory proof at our administrative office of the insured’s death.

•	Death Benefit Options A and B. You must select one of two death benefit options under the policy:

(a)	Option A: the greater of the policy’s face amount or a multiple of its policy value; or

(b)	Option B: the greater of (1) the policy’s face amount plus its policy value or (2) a multiple of its policy value.

Subject to certain limits, you may change the policy’s face amount and death benefit option. Changing the policy’s face amount or death benefit option may have tax consequences.

The policy’s death benefit guarantee feature will keep the policy in force during the death benefit guarantee period even if there is insufficient cash surrender value to pay the cost of insurance and other periodic charges. The death benefit guarantee remains effective so long as cumulative premiums paid on the policy, less any partial surrenders and outstanding loan balance, equals or exceeds (i) the minimum monthly premium multiplied by (ii) the number of months the policy has been in force. If the death benefit guarantee ends due to insufficient premium payments, it may not be restored by payment of additional premiums.

The death benefit guarantee period generally ends at the insured’s age 65 under death benefit option A or age 62 under death benefit option B. This period may vary in some states.

Cash Benefits

Your policy value is the sum of the amounts allocated to the variable investment divisions (variable account value) and the amount allocated to the fixed account (fixed account value). The cash surrender value (the policy value less any applicable surrender charge) may be substantially less than the premiums paid.

•	Policy Loans. You may take loans in aggregate amounts of up to 90% of the policy’s cash surrender value. Policy loans reduce the amount available for allocations and transfers. Policy loans may have tax consequences. (See “Tax Considerations.”)

•	Full Surrender. You may surrender the policy at any time for its net cash surrender value. The net cash surrender value is the cash surrender value less any loan balance. Surrendering the policy may have tax consequences. (See “Tax Considerations.”)

•	Partial Surrender. You generally may make a partial surrender from the net cash surrender value at any time during the insured’s life, provided that the policy has sufficient net cash surrender value remaining. Partial surrenders may have tax consequences. (See “Tax Considerations.”)

Transfers

Within certain limits, you may transfer all or part of your policy value among the variable investment divisions and the fixed account up to 12 times in a policy year. We may severely restrict transfers in the future or even revoke the transfer privilege for certain policy owners. (See “Transfers.”)

Tax Benefits

We intend for the policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, you should not be deemed to be in constructive receipt of the policy value, and therefore should not be taxed on increases in the policy value until you take out a loan, surrender the policy, make a partial surrender, or we pay the maturity benefit. In addition, transfers of policy value are not taxable transactions.

Dollar-Cost Averaging

Before the maturity date, you may have automatic transfers of a predetermined amount made from the money market investment division to other variable investment divisions. Certain minimums and other restrictions apply.

Free Look

For a limited time after the policy’s effective date, you may cancel the policy and receive a full refund of all premiums paid.

Supplemental Benefits

Your policy may have one or more supplemental benefits which are attached to the policy by rider. Each is subject to its own requirements as to eligibility and additional cost. Among the benefits currently available under the policy are:

•	accelerated death benefit rider;
•	accidental death benefit rider;
•	additional insured term insurance rider;
•	children’s term insurance rider; and
•	disability waiver of monthly deductions rider.

Other supplemental benefits may also be available, and all benefits may not be available in all states.

Illustrations

Sample illustrations of hypothetical death benefits and policy values are in the Appendices to this prospectus. You should receive your own personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you:

(a)	understand (i) the long-term effects of different levels of investment performance and (ii) the charges and deductions under the policy; and

(b)	compare the policy to other life insurance policies.

The hypothetical illustrations also show that the cash surrender value may be low if the policy is surrendered in the early policy years. Therefore, the policy should not be purchased as a short-term investment. The illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or policy values.

Policy Risks

Investment Risk

If you invest your policy value in one or more variable investment divisions, then you will be subject to the risk that investment performance will be unfavorable and that the policy value will decrease. In addition, we deduct policy fees and charges from your policy value. There is no minimum guaranteed policy value. The policy value may decrease if the investment performance of the variable investment divisions (to which policy value is allocated) is not sufficiently positive to cover the charges deducted under the policy. During times of poor investment performance, these deductions will have an even greater impact on your policy value. You could lose everything you invest.

If you allocate net premiums to the fixed account, then we credit your policy account value (in the fixed account) with a declared rate of interest. You assume the risk that the fixed account declared rate of interest may not exceed the guaranteed minimum rate of 4.0% per year.

Risk of Termination

The policy will terminate without value after a grace period, even if all planned premiums have been paid in full and on schedule, if the net cash surrender value (based on the policy value) becomes insufficient to cover the monthly deduction when due, and the death benefit guarantee is not in effect. Additional premium payments will be necessary during the grace period to keep the policy in force if this occurs.

Tax Risks

In order to qualify as a life insurance policy for Federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a policy issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements, especially if the full amount of premiums is paid.

Depending on the total amount of premiums you pay, the policy may be treated as a modified endowment contract under Federal tax laws. If a policy is treated as a modified endowment contract, then surrenders, partial surrenders, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59½. If the policy is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a modified endowment contract are subject to the 10% penalty tax.

See “Tax Considerations.” You should consult a qualified tax advisor for assistance in all policy-related tax matters.

Surrender Risks

If you surrender the policy before the end of the 16th policy year, we will deduct a surrender charge based on its face amount at issue. We also deduct the surrender charge if you surrender the policy before the end of the 16th year following an increase in its face amount (based on the amount of the increase). It is possible that you will receive no net cash surrender value if you surrender your policy especially in the first few policy years. You should purchase the policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the policy if you intend to surrender all or part of the policy value in the near future. We designed the policy to meet long-term financial goals. The policy is not suitable as a short-term investment.

Even if you do not surrender your policy, surrender charges may play a role in determining whether your policy will terminate without value, because surrender charges affect the net cash surrender value which is a measure we use to determine whether your policy will enter a grace period (and possibly terminate). See “Risk of Termination,” above.

A surrender may have tax consequences. (See “Tax Considerations.”)

Loan Risks

A policy loan will affect your policy in several ways over time, whether or not it is repaid, because the investment results of the variable investment divisions may be less than (or greater than) the net interest rate credited on the amount transferred to the fixed account securing the loan.

•	Your policy value, by comparison to a policy under which no loan has been made, will be less if this fixed account net interest rate is less than the investment return of the applicable variable investment divisions (and greater if the fixed account net interest rate is higher than the investment return of the applicable variable investment divisions).

•	A policy loan increases the risk that the policy will terminate, since a loan decreases the net cash surrender value and could be a factor in whether the death benefit guarantee remains in effect.

•	Loans may be treated as taxable distributions and may be subject to a 10% penalty tax. (See “Tax Considerations.”)

•	If the death benefit becomes payable while a policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

If you surrender the policy or your policy terminates because the loan balance exceeds the cash surrender value on any monthly anniversary (and the death benefit guarantee is not in effect), the amount of the loan, to the extent it has not been previously taxed, may be taxable to you.

Risk of Increase in Current Fees and Charges

Certain fees and charges currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and charges are increased, you may need to increase the amount and/or frequency of premiums to keep the policy in force.

Risk of Frequent Trading

The policies are first and foremost life insurance policies, designed primarily for death benefit protection and perhaps also for retirement or other long-term financial planning, and are not designed or appropriate for market timers or other persons that use programmed, large, or frequent transfers. Frequent, large, programmed, or short-term transfers among the variable investment divisions (“Harmful Trading”) or between the variable investment divisions and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a variable investment division if transfers into the investment division are made at unit values that are below the true value or transfers out of the variable investment division are made at unit values higher than the true value (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in the W&R Target Funds, Inc. prospectus. Please refer to this prospectus for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

Fee Tables*

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the policy, or make partial surrenders from the policy. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of a typical insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted—Maximum Guaranteed Charge

Premium Expense Charge:	Upon receipt of each premium payment	3.5% of each premium payment for state, local and federal tax charges

Surrender Charge:	Upon full surrender, lapse or decrease in face amount before the end of the 16th policy year (or before the end of the 16th policy year following an increase in the policy’s face amount)	$6.00 to $26.00 per $1,000 of face amount, which varies with the insured’s age on the policy’s effective date (or at the time of increase in the policy’s face amount)(1)
Representative Insured: Age 38 in the first policy year	Upon full surrender, lapse or decrease in face amount before the end of the 16th policy year (or before the end of the 16th policy year following an increase in the policy’s face amount)	$7.75 per $1,000 of face amount(2)

Partial Surrender Charge:	Upon partial surrender of the policy	The lesser of $25 or 2% of the partial surrender amount, plus a portion of the surrender charge equal to (i) the percentage of the net cash surrender value requested, multiplied by (ii) the surrender charge then in effect

Accelerated Death Benefit Rider:	At the time the accelerated death benefit is paid	$250 plus expected future interest on accelerated benefit amount at a rate of 6%(3)

*	Certain of the fees and charges in these tables have been rounded in accordance with regulations of the Securities and Exchange Commission. Accordingly, actual charges may be somewhat higher (or lower) than the figures in these tables.
(1)	The surrender charge remains level for the first five policy years (or the first five years after a face amount increase) and declines each year thereafter until it reaches zero at the end of the 16th policy year (or at the end of the 16th year after a face amount increase). (See “Charges and Deductions.”)
(2)	The surrender charge varies based on the insured’s age. The charge generally decreases as the insured ages. The surrender charge shown in the table may not be typical of the charge you will pay. Your policy’s data page will indicate the surrender charge applicable to your policy.
(3)	The current charge deducted is $100 plus expected future interest on accelerated benefit amount at a rate of 5.8%.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of a typical insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge

Cost of Insurance:(4)

Minimum and Maximum(5) Charge	On policy’s effective date and on each monthly anniversary	$0.06-$1,000.00 per $1,000 of net amount at risk(6) per month	$0.06-$23.81 per $1,000 of net amount at risk per month
Representative Insured: Issue Age 38, Male Standard Non-Tobacco, $146,000 face amount in the first policy year	On policy’s effective date and on each monthly anniversary	$0.17 per $1,000 of net amount at risk per month	$0.16 per $1,000 of net amount at risk per month

Administrative Charge:	On policy’s effective date and on each monthly anniversary	$7.50 per month for life of the policy	$5.00 per month for the life of the policy

Guaranteed Death Benefit Charge:	On policy’s effective date and on each monthly anniversary while the death benefit guarantee remains in effect	$0.01 per $1,000 of face amount per month	$0.01 per $1,000 of face amount per month

Mortality and Expense Risk Charge:	Daily	Annual rate of 0.90% for all policy years of the average daily net assets of each variable investment division in which you are invested	Annual rate of: • 0.90% during first 10 policy years • 0.70% during policy years 11 and later of the average daily net assets of each variable investment division in which you are invested

Policy Loan Interest Charge:	Daily on any outstanding loan	2.0% annually(7) Certain loans may have a 0% charge	2.0% annually(7) Certain loans may have a 0% charge

(4)	Cost of insurance charges vary based on the insured’s age, sex, risk class, policy year, and face amount. The charge generally increases as the insured ages. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s data page will indicate the guaranteed cost of insurance charge applicable to your policy, and more detailed information concerning your cost of insurance charges is available on request from our administrative office. Also, before you purchase the policy, we will give you personalized illustrations of your future benefits under the policy based upon the insured’s age and risk class, the death benefit option, face amount, planned premiums, and riders requested.
(5)	Some current cost of insurance rates are lower for face amounts greater than $500,000.
(6)	The net amount at risk is equal to the amount by which the death benefit divided by 1.0032737 exceeds the policy value.
(7)	Interest is charged daily on any outstanding loan at an effective annual rate of 6.0%. On each monthly anniversary, the loaned amount will be credited with interest at a minimum guaranteed effective annual rate of 4.0%.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge

Optional Rider Charges:

• Accidental Death Benefit Rider	On rider’s effective date and on each monthly anniversary	$0.10 per $1,000 of rider coverage amount per month	$0.10 per $1,000 of rider coverage amount per month

• Additional Insured Term Insurance Rider(8)

Minimum and Maximum Charge	On rider’s effective date and on each monthly anniversary	$0.06-$1,000.00 per $1,000 of rider coverage amount per month	$0.06-$36.26 per $1,000 of rider coverage amount per month

Representative Insured: Attained Age 45, Female Standard Non-Tobacco	On rider’s effective date and on each monthly anniversary	$0.26 per $1,000 of rider coverage amount per month	$0.19 per $1,000 of rider coverage amount per month

• Children’s Term Insurance Rider	On rider’s effective date and on each monthly anniversary	$1.00 per $1,000 of rider coverage amount per month	$1.00 per $1,000 of rider coverage amount per month

• Disability Waiver of Monthly Deduction Rider(8)

Minimum and Maximum Charge	On rider’s effective date and on each monthly anniversary	$0.01-$0.28 per $1.00 of monthly deductions for other benefits	$0.01-$0.28 per $1.00 of monthly deductions for other benefits

Representative Insured: Attained Age 42	On rider’s effective date and on each monthly anniversary	$0.02 per $1.00 of monthly deductions for other benefits	$0.02 per $1.00 of monthly deductions for other benefits

(8)	Charges for the riders may vary based on the insured’s issue or attained age, sex, risk class, and benefit amount. Charges based on attained age may increase as the insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your policy’s data page will indicate the rider charges applicable to your policy, and more detailed information concerning these rider charges is available on request from our administrative office.

The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2005. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses:	Lowest		Highest

Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses as a percentage of net assets of the portfolio)	0.79%	—	1.21%

The following table shows the fees and expenses (before waiver or reimbursement) charged by each portfolio for the fiscal year ended December 31, 2005.

W&R Target Funds, Inc. Annual Portfolio Operating Expenses(9)

(% of average daily net assets)

Portfolio	Management Fee	12b-1 Fees(10)	Other Expenses(11)	Total Portfolio Expenses
Asset Strategy	0.70%	0.25%	0.08%	1.03%
Balanced	0.70%	0.25%	0.06%	1.01%
Bond	0.52%	0.25%	0.09%	0.86%
Core Equity	0.70%	0.25%	0.06%	1.01%
Growth	0.69%	0.25%	0.06%	1.00%
High Income	0.62%	0.25%	0.08%	0.95%
International Growth	0.85%	0.25%	0.11%	1.21%
Limited-Term Bond	0.50%	0.25%	0.12%	0.87%
Money Market	0.40%	0.25%	0.14%	0.79%
Science and Technology	0.85%	0.25%	0.07%	1.17%
Small Cap Growth	0.85%	0.25%	0.06%	1.16%

(9)	These expenses are deducted directly from the assets of the W&R Target Funds, Inc. portfolios and therefore reduce their net asset value. Waddell & Reed Investment Management Company, the investment adviser of W&R Target Funds, Inc., supplied the above information, and we have not independently verified it. In addition, certain underlying mutual fund portfolios may impose a redemption fee of up to 2% of the amount of portfolio shares redeemed. We may be required to implement a mutual fund portfolio’s redemption fee. If so, any applicable redemption fee will be deducted from against your policy value. See the W&R Target Funds, Inc. prospectus for more complete information.
(10)	Each portfolio pays a service fee to Waddell & Reed, Inc., the underwriter of W&R Target Funds, Inc., of no more than 0.25% of the portfolio’s average annual net assets. The fee compensates Waddell & Reed, Inc. for arranging to provide personal services to policy owners. Waddell & Reed, Inc. represents that this is a Service Plan as permitted by Rule 12b-1 under the Investment Company Act of 1940.
(11)	Other Expenses are those incurred for the year ended December 31, 2005.

Actual expenses of W&R Target Funds, Inc. may be greater or less than those shown.

The Policy

The Policy in General

The Advantage Plus variable life insurance policy is an individual flexible premium variable life insurance policy issued by United Investors Life Insurance Company. Among other things, the policy:

(a)	provides insurance protection on the life of the insured until the policy’s maturity date.

(b)	allows you to vary the amount and timing of the premiums you pay and to change the amount of the death benefit payable under the policy.

(c)	provides the opportunity for policy value build-up on a tax-deferred basis, depending on investment performance of the underlying mutual fund portfolios. However, there is no guaranteed policy value and you bear the risk of poor investment performance.

(d)	permits you to borrow against the policy value, to make partial surrenders, or to surrender the policy completely. Loans and partial surrenders will affect the policy value and may affect the death benefit and termination of the policy. Loans, partial surrenders, and full surrenders may be taxable and before age 59½, subject to a 10% tax penalty. (See “Tax Considerations.”)

In addition to providing life insurance, the policy provides a means of investing for your retirement or other long-term purposes. Tax deferral allows the entire amount you have invested (net of charges) to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

You may divide your Advantage Plus policy value among the fixed account and eleven variable investment divisions which invest in portfolios of W&R Target Funds, Inc. We guarantee the principal and a minimum interest rate you will receive from the fixed account. However, the value of what you allocate to the eleven variable investment divisions is not guaranteed. Instead, your investment in the variable investment divisions will go up or down with the performance of the particular W&R Target Funds portfolios you select (and the deduction of charges). You will lose money on policy value allocated to the variable investment divisions if performance is negative or just not sufficiently positive to cover the charges under the policy.

Purchasing a Policy

To purchase a policy, you must complete an application, submit it to our administrative office, and pay an initial premium which varies by the age, sex and risk class of the insured. (See “Premiums” below.) The initial premium must be paid prior to the policy’s effective date. (We will only accept a premium that complies with our underwriting rules.) Coverage becomes effective as of the policy’s effective date. If the proposed insured dies before the policy’s effective date, our sole obligation will be to return the premium paid plus any interest earned on it (unless a temporary insurance agreement is in effect).

There may be delays in our receipt of applications that are outside of our control because of the failure of the financial representative who sold you the policy to forward the application to us promptly, or because of delays in determining that the policy is suitable for you. Any such delays may affect when your policy can be issued and when your premium payment is allocated among the variable investment divisions and the fixed account.

Generally, we will issue a policy covering an insured up to attained age 75 (on the policy’s effective date) if evidence of insurability satisfies our underwriting rules. Evidence of insurability may include, among other things, a medical examination of the insured. We can provide you with details as to our underwriting rules when you apply for a policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a policy. We may, in our sole discretion, issue a policy covering an insured over age 75. We reserve the right to reject an application for any reason permitted by law.

You should note that Federal laws designed to combat terrorism and prevent money laundering by criminals may require us to collect certain information about you in order to verify your identity. We may collect such information before issuing a policy, accepting a premium, paying a withdrawal, and at certain other times. See “Payments” on page 26.

Replacement of Existing Insurance.    It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the policy. You should compare your existing insurance and the policy carefully. You should not replace your existing insurance unless you determine that the policy is better for you. You may have to pay a surrender charge on your existing insurance, and the policy will impose a new surrender charge period. You should talk to your financial professional or tax advisor to make sure the exchange will be tax-free. If, instead of a tax-free exchange, you surrender your existing policy for cash and then buy the policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. The issuance of the policy may be delayed if we have not received an initial premium from your existing insurance company.

When Insurance Coverage Takes Effect

We will issue the policy only if the underwriting process has been completed, the application has been approved, and the proposed insured is alive and in the same condition of health as described in the application. We begin to deduct monthly charges from your policy value on the policy’s effective date.

“Free Look” Right to Cancel the Policy

During the “free look” period, you may cancel your policy and receive a refund of all premiums paid. The “free look” period expires the later of:

(a)	20 days after you receive your policy; or

(b)	45 days after you sign the application for the policy.

Some states may require a longer period or a different refund amount. In order to cancel the policy, we generally require that you return it by mail or other delivery before the end of the “free look” period to our administrative office or to the agent who sold it to you.

Policy Changes

We may make changes in the policy at any time if we believe the changes are necessary:

(a)	to assure compliance at all times with the definition of life insurance prescribed by the Internal Revenue Code;

(b)	to make the policy, our operations, or the operation of the Variable Account conform with any law or regulation issued by any government agency to which they or we are subject; or

(c)	to reflect a change in the operation of the Variable Account, if allowed by the policy.

Only an officer of United Investors has the right to change the policy. No agent has the authority to change the policy or waive any of its terms. All endorsements, amendments, or riders must be signed by one of our officers to be valid and in some states are subject to your signed acceptance.

Premiums

The premium amounts sufficient to fund a policy depend on a number of factors, such as:

(a)	the age, sex and risk class of the proposed insured;

(b)	the face amount of the policy;

(c)	any supplemental benefits under the policy; and

(d)	the investment performance of the portfolios you choose.

The initial premium must be at least equal to the minimum monthly premium. After the initial premium is paid, additional premiums may be paid at any time. We currently require that any additional premiums be at least $25, or the minimum monthly premium, if less. We will give you 90 days’ advance written notice if we change this minimum.

Total premiums paid in a policy year may not exceed guideline premium limitations for life insurance set forth in the Internal Revenue Code. We reserve the right to reject any premium that would result in the policy being disqualified as life insurance under the Code and will refund any rejected premium. (See “Tax Considerations.”)

Planned Premiums

When you apply for a policy, you select a quarterly, semi-annual or annual premium payment plan. You may also arrange for premiums to be paid monthly via automatic deduction from your checking account or other payment methods approved by us. You are not required to pay premiums in accordance with this premium plan; rather, you can pay more or less than planned premiums (subject to the $25 minimum), or skip a planned premium entirely. However, paying the planned premiums might not be enough to keep the policy from lapsing. (See “Premiums to Prevent Termination” below.) You can change the amount of planned premiums and payment arrangements, or switch payment frequencies, whenever you want by providing satisfactory written instructions to our administrative office. Such changes will be effective upon our receipt of the instructions. If you increase the policy’s face amount, then a change in the amount of planned premiums may be advisable, depending on the policy value at that time and the amount of the increase requested. (See “Changing the Face Amount.”)

Premiums to Prevent Termination

If you do not pay sufficient premiums to keep the death benefit guarantee in effect or if the investment performance of the policy’s variable investment divisions and the fixed account is not sufficient, your policy may terminate without value. Policy termination depends on (i) whether the net cash surrender value is sufficient to cover the monthly deduction when due and (ii) whether the death benefit guarantee is in effect.

If the death benefit guarantee is not in effect on a monthly anniversary and either

(a)	the net cash surrender value is less than the monthly deduction, or

(b)	the loan balance exceeds the cash surrender value,

then the policy will terminate without value unless additional premiums are paid. (See “Monthly Deduction” and “Death Benefit Guarantee.”) This can occur even if you have paid all planned premiums in full and on time.

You will have a 61-day grace period to pay a premium sufficient to cover the monthly deduction. At least 30 days before the policy ends without value (or longer where state law requires) we will send notice of the amount required to be paid during the grace period to your last known address (and to any assignee of record). Your policy will remain in effect during the grace period. (See “Amount of Death Benefit Payable” and “Effect of Policy Loan.”) The grace period premium required to be paid will be sufficient to keep the policy in force for three months regardless of investment performance. The payment (called the “grace period premium”) required will not exceed:

(a)	the amount by which the loan balance exceeds the cash surrender value; plus

(b)	any accrued and unpaid monthly deductions as of the date of the notice; plus

(c)	an amount sufficient to cover the next two monthly deductions.

If the grace period premium has not been paid before the end of the 61-day grace period, your policy will terminate. It will have no value, and no benefits will be payable. (See “Policy Reinstatement” for a discussion of your reinstatement rights.) If the insured should die during the grace period before the grace period premium is paid, the death benefit will still be payable to the beneficiary, although the amount paid will reflect a reduction for any monthly deductions due on or before the date of the insured’s death and for any loan balance.

Death Benefit Guarantee

During the death benefit guarantee period, the death benefit is guaranteed to remain in effect so long as cumulative premiums paid, less any partial surrenders and any loan balance, are at least equal to (i) the minimum monthly premium, multiplied by (ii) the number of months the policy has been in force. If this requirement is met, the policy will remain in force, regardless of the sufficiency of net cash surrender value to cover monthly deductions. If the minimum monthly premium has changed since the policy’s effective date, the total premium amount required will be based on each minimum monthly premium amount and the number of months for which each applied. If the death benefit guarantee ends due to insufficient premium payments, it may not be restored by payment of additional premiums. Your minimum monthly premium is specified on your policy data page.

For death benefit option A, the death benefit guarantee period lasts five years or until the insured’s attained age 65, whichever is later. For death benefit option B, the period is the later of three years or until the insured’s attained age 62. However, for policies sold in Massachusetts the death benefit guarantee period is five years for both option A and option B.

Crediting Premiums to the Policy

Between the date your initial premium is received and the policy’s effective date, we will credit interest on the initial net premium as if it had been invested in the variable investment division investing in the money market portfolio. On the policy’s effective date, the initial net premium, plus any accrued interest on that amount, will be credited to the policy and allocated among the variable investment divisions and the fixed account according to the premium allocations that you elect. Any additional net premium received will be credited to the policy on the date we receive it, or the next business day thereafter.

Net Premium Allocations

When you apply for a policy, you specify the percentage (from 0% to 100%) of net premium payments to be allocated to each variable investment division and to the fixed account. You can change the allocation percentages at any time by sending satisfactory written instructions to our administrative office. The change will apply to all premiums received after we receive your instructions, unless you instruct otherwise. Net premium payment allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, there will be a new surrender charge period for this policy, other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction. (See “Tax Considerations.”)

Policy Values

Policy Value

The policy value serves as a starting point for calculating values under a policy. The policy value is the sum of the variable account value and the fixed account value credited to the policy. The policy value is determined first on the policy’s effective date and thereafter on each business day. On the maturity date, the proceeds payable under a policy are equal to the policy value less any loan balance. The policy value will vary to reflect:

(a)	the performance of the variable investment divisions to which amounts have been allocated;

(b)	interest credited on amounts allocated to the fixed account and loan balance;

(c)	charges;

(d)	transfers;

(e)	partial surrenders; and

(f)	policy loans (including loan repayments).

The policy value may be more or less than premiums paid.

The cash surrender value is the policy value reduced by any surrender charge.

The net cash surrender value is the cash surrender value reduced by any loan balance. You will receive only the net cash surrender value if you surrender your policy.

Variable Account Value

The variable account value is the sum of the values of the variable investment divisions under the policy. The variable account value will reflect both the positive and negative investment performance of the variable investment divisions chosen by you in the policy application. On the policy’s effective date, the value of each variable investment division is equal to:

(a)	the initial net premium allocated to that variable investment division; plus

(b)	any accrued interest from the date of receipt of the premium to the policy’s effective date; minus

(c)	the portion of the first month’s monthly deduction allocated to that variable investment division.

On any business day thereafter, the value of each variable investment division is equal to:

(a)	the value of the variable investment division at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on the preceding business day, multiplied by the appropriate net investment factor (described in the Statement of Additional Information) for the current business day; plus

(b)	the sum of all net premiums allocated to the variable investment division since the previous business day; plus

(c)	the sum of all loan repayments allocated to the variable investment division since the previous business day; plus

(d)	the amount of any transfers from other variable investment divisions or the fixed account to the variable investment division since the previous business day; minus

(e)	the amount of any transfers to other variable investment divisions or to the fixed account, including amounts transferred to secure a policy loan, from the variable investment division since the previous business day; minus

(f)	the portion of any partial surrenders (including surrender charges) or charges for any face amount decreases allocated to the variable investment division since the previous business day; minus

(g)	the portion of the monthly deduction allocated to the variable investment division since the previous business day.

Unit Values.    When you allocate an amount to a variable investment division, either by net premium allocation, transfer of policy value or repayment of a policy loan, your policy is credited with units in that variable investment division. The number of units is determined by dividing (i) the amount allocated, transferred or repaid to the variable investment division by (ii) the variable investment division’s unit value for the business day when the allocation, transfer or repayment is effected. The number of units credited to a policy will decrease when:

(a)	the allocated portion of the monthly deduction is taken from the variable investment division;

(b)	a policy loan is taken from the variable investment division;

(c)	an amount is transferred from the variable investment division; or

(d)	a partial surrender is taken from the variable investment division.

The number of the variable investment division’s units may also decrease if the policy’s face amount is decreased because a portion of the surrender charge might be deducted. Unit values are determined each business day, as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern time). Except for the death benefit, all transactions will be valued as of the end of the business day when we receive your request for such transactions in good order.

A variable investment division’s unit value is an index we use to measure investment performance. Each variable investment division’s unit value varies to reflect the investment experience of its underlying portfolio, and may increase or decrease from one business day to the next. See the Statement of Additional Information for more details regarding the valuation of units.

Fixed Account Value

On the policy’s effective date, the fixed account value is equal to:

(a)	the initial net premium allocated to the fixed account; plus

(b)	any accrued interest from the date of receipt of the premium to the policy’s effective date; minus

(c)	the portion of the first month’s monthly deduction allocated to the fixed account.

On any monthly anniversary thereafter, the fixed account value is equal to:

(a)	the fixed account value on the preceding monthly anniversary; plus

(b)	the sum of all net premiums allocated to the fixed account since the previous monthly anniversary; plus

(c)	the sum of all policy loan repayments allocated to the fixed account since the previous monthly anniversary; plus

(d)	total interest credited to the fixed account since the previous monthly anniversary; plus

(e)	the amount of any transfers from the variable investment divisions to the fixed account, including amounts transferred to secure policy loans, since the previous monthly anniversary; minus

(f)	the amount of any transfers from the fixed account to the variable investment divisions since the previous monthly anniversary; minus

(g)	the portion of any partial surrenders (including surrender charges) or charges for any face amount decreases allocated to the fixed account since the previous monthly anniversary; minus

(h)	the portion of the monthly deduction allocated to the fixed account since the previous monthly anniversary.

Death Benefits

If the insured dies while the policy is in force and prior to the policy’s maturity date, we will pay the death benefit when we receive (i) satisfactory proof at our administrative office of the insured’s death, (ii) instructions on how to pay it (that is, as a lump sum or applied under one of the payment options we make available), and (iii) any other documents, forms and information we need. (See “Payments.”) The death benefit will be paid to the beneficiary (or beneficiaries). (See “Beneficiary.”) When there are multiple beneficiaries, we will pay the death benefit only after we have received instructions in good order from all of the beneficiaries.

Amount of Death Benefit Payable

The amount of death benefit payable is:

(a)	the amount of insurance determined under the death benefit option in effect on the date of the insured’s death; plus

(b)	any supplemental benefits provided by riders; minus

(c)	any loan balance on that date; minus

(d)	any past due monthly deductions (if death occurred during a grace period).

Under certain circumstances, the amount of the death benefit may be further adjusted. (See “Incontestability” and “Misstatement of Age or Sex” in the Statement of Additional Information.)

Death Benefit Options

The amount of the death benefit depends in part on the death benefit option in effect on the date of death.

Death Benefit Option A.    The death benefit (amount of insurance) under option A is the greater of:

(1)	the face amount at the beginning of the policy month when the death occurs; or

(2)	the policy value on the date of death, multiplied by the applicable factor from the table of death benefit factors below.

Under option A, the death benefit ordinarily will not change.

Death Benefit Option B.    The death benefit under option B is the greater of:

(1)	the face amount at the beginning of the policy month when the death occurs, plus the policy value on the date of death; or

(2)	the policy value on the date of death, multiplied by the applicable factor from the table of death benefit factors below.

Under option B, the death benefit will vary directly with your policy value. (To see how and when investment performance of the policy may begin to affect the death benefit, please see “Hypothetical Illustrations” in Appendix A and “Performance Information” in Appendix B to this prospectus.)

Death Benefit Factors.    The death benefit factor is a multiple that ranges between two-and-one-half times and one times the policy value. It is 2.50 up to the insured’s attained age 40 and declines thereafter as the insured’s age increases, as specified in the following table.

Attained Age	Factor	Attained Age	Factor	Attained Age	Factor	Attained Age	Factor
41	2.43	51	1.78	61	1.28	71	1.13
42	2.36	52	1.71	62	1.26	72	1.11
43	2.29	53	1.64	63	1.24	73	1.09
44	2.22	54	1.57	64	1.22	74	1.07
45	2.15	55	1.50	65	1.20	75-90	1.05
46	2.09	56	1.46	66	1.19	91	1.04
47	2.03	57	1.42	67	1.18	92	1.03
48	1.97	58	1.38	68	1.17	93	1.02
49	1.91	59	1.34	69	1.16	94	1.01
50	1.85	60	1.30	70	1.15	95+	1.00

The death benefit factors are based on current requirements under the Internal Revenue Code. We reserve the right to change the table if the death benefit factors currently in effect become inconsistent with any Federal income tax laws and/or regulations.

Changing the Death Benefit Option

You select the death benefit option when you apply for the policy. After the policy has been in force at least one year, you may change the death benefit option on your policy, subject to the following rules:

(a)	each change must be submitted by written request received by our administrative office;

(b)	once you change the death benefit option, you cannot change it again for one year;

(c)	if you change the death benefit option from A to B, the total death benefit will remain the same, and the policy’s face amount will be decreased by an amount equal to the policy value on the date of the change;

(d)	if you change the death benefit option from B to A, the total death benefit will remain the same, and the face amount will be increased by an amount equal to the policy value on the date of the change. The risk class for the last face amount portion to go into effect which is still in force will apply to the face amount increase.

The effective date of the change will be the monthly anniversary on or following the date when we approve the request for the change. We will send you revised policy data pages reflecting the new death benefit option and the effective date of the change. Changing the death benefit option may have tax consequences, so you should consult a tax advisor before making a change. (See “Tax Considerations.”)

Changing the Face Amount

You select the policy’s face amount when you apply for the policy. After the policy has been in force at least one year, you may change the face amount on any monthly anniversary subject to the following requirements. The minimum face amount after the first policy year is $50,000. Once you change the face amount, you cannot change it again for one year. No change will be permitted that may disqualify your policy as a life insurance contract under the Internal Revenue Code. Changing the face amount of the policy may have tax consequences, so you should consult a tax advisor before making a change. (See “Tax Considerations” below.)

Increasing the Face Amount.    To increase the policy’s face amount, you must:

(a)	submit an application for the increase;

(b)	submit proof satisfactory to us that the insured is an insurable risk; and

(c)	pay any additional premium that is required.

The face amount cannot be increased after the insured’s attained age 75. Each face amount increase must be at least $25,000. A face amount increase will take effect on the monthly anniversary on or following the day we approve the application for the increase.

The risk class that applies for any face amount increase may be different from the risk class that applies for the policy’s initial face amount or any other face amount increase. Upon an increase in face amount, the minimum monthly premium will be increased, and additional surrender charges, equal to the face amount increase (in $1,000s) multiplied by the surrender charge factors listed below under “Surrender Charge,” will apply for 16 years following the increase. If the face amount is increased, the cost of insurance will also increase due to the increased death benefit.

Decreasing the Face Amount.    You may decrease the policy’s face amount by submitting a written request to our administrative office. The face amount may not be decreased below the policy’s minimum face amount. The minimum monthly premium for your policy will be reduced to reflect the decrease. Any decrease will take effect on the later of:

(a)	the monthly anniversary on or following the day we receive the request; or

(b)	the monthly anniversary one year after the date of the last change in face amount.

A face amount decrease will be used to reduce any previous face amount increases then in effect starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left after all face amount increases have been reduced, it will be used to reduce the policy’s initial face amount.

We will deduct a charge from the policy value each time the policy’s face amount is decreased. The amount of this charge is the lesser of:

(a)	the reduction percentage multiplied by the surrender charge for each face amount portion reduced; or

(b)	the policy value when the decrease is made.

The reduction percentage for each face amount portion reduced is the amount of the face amount decrease divided by the face amount in effect before the decrease. The charge will be deducted for each face amount portion reduced.

For example, if you own a policy with a $100,000 face amount and a $1,000 surrender charge, and reduce the face amount in the 5th policy year to $75,000, the reduction percentage will be 25%. We will deduct $250 (or your policy value if less) from the policy value at the time of the decrease.

After the face amount is decreased, future surrender charges for each face amount portion for which a charge is deducted will be reduced by the surrender charges shown for that face amount portion, multiplied by the reduction percentage.

Effect of Partial Surrenders on the Death Benefit

A partial surrender will affect your policy’s death benefit in the following respects:

(a)	If death benefit option A is in effect, the policy’s face amount will be reduced by the partial surrender amount. If the face amount reflects increases in the policy’s initial face amount, any partial surrender will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the policy’s initial face amount.

(b)	If death benefit option B is in effect, the total death benefit is also reduced by the partial surrender amount, but the policy’s face amount is not affected.

Beneficiary

You designate the beneficiary (or beneficiaries) when you apply for the policy. You may change the designated beneficiary (or beneficiaries) by submitting a satisfactory written request to us at our administrative office. The change will take effect on the date the request was signed, but it will not apply to payments we make before we accept the written request. If no beneficiary is living at the insured’s death, we will pay the death benefit proceeds to you, if living, or to your estate.

Surrenders and Partial Surrenders

Surrenders

You may surrender your policy at any time for its net cash surrender value as calculated at the end of the business day (usually 4:00 p.m. Eastern Time) when we receive your request in good order, at our administrative office. (See “Payments.”) The net cash surrender value is the policy value minus any surrender charge and minus any loan balance. A surrender charge may apply. (See “Surrender Charge.”) Your policy will terminate and cease to be in force when it is surrendered. It cannot later be reinstated if it has been surrendered for its net cash surrender value. We generally will pay the net cash surrender value to you in a lump sum within 7 days after we receive your request unless you request other arrangements. We may postpone payment of surrenders under certain conditions. Surrendering the policy may have tax consequences. (See “Tax Considerations.”) Written requests for surrender must be signed by the owner and joint owner (if any) and must also include tax withholding instructions to be considered in good order.

Partial Surrenders

You may make partial surrenders under your policy at any time during the insured’s life and before the policy has terminated. (See “Payments.”) Requests for partial surrenders must be made in writing. The minimum partial surrender amount is $100. The net cash surrender value remaining after a partial surrender must be at least $300. A partial surrender charge will be deducted from your policy value along with the partial surrender amount requested.

The partial surrender charge is:

(a)	the lesser of $25 or 2% of the partial surrender amount; plus

(b)	a portion of the surrender charge equal to (i) the percentage of the net cash surrender value requested, multiplied by (ii) the surrender charge then in effect.

When you request a partial surrender, you should tell us what funding choices the policy value should be deducted from. If you provide no directions, the partial surrender amount and partial surrender charge will be deducted from your policy value in the variable investment divisions and the fixed account on a pro rata basis. If death benefit option A is in effect, a partial surrender may reduce the face amount of your policy. (See “Effect of Partial Surrenders on the Death Benefit.”) Partial surrenders may have tax consequences. (See “Tax Considerations.”)

Transfers

General

At any time after the end of the “free look” period, you may transfer all or part of your variable account value to one or more of the other variable investment divisions or to the fixed account up to 12 times in a policy year. There is no charge for making transfers. You may transfer all or part of your fixed account value to one or more variable investment divisions only once each policy year, and the maximum amount you can transfer out of the fixed account is the greater of:

(a)	25% of the prior policy anniversary’s unloaned fixed account value; or

(b)	the amount of the prior policy year’s transfer.

If a transfer is made from the fixed account to a variable investment division, no transfer from that variable investment division to the fixed account may be made for six months after the transfer date. The minimum amount that may be transferred out of a variable investment division or the fixed account is $100, or, if less, the policy value in the variable investment division or in the fixed account. The amount remaining must be at least $100, or we will transfer the total value.

Transfer requests may be made by satisfactory written, facsimile (FAX) or telephone request (if we have your written authorization for telephone requests on file). A transfer will take effect on the date we receive the request at our administrative office if it is received by 4:00 p.m. Eastern time on a business day; otherwise it will take effect on the following business day. We may, however, defer transfers under the same conditions that we may delay paying proceeds. (See “Payments.”) We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Telephone Transactions.    If we allow telephone requests and your written authorization is on file, we will employ reasonable procedures to determine that telephone transactions are genuine. These procedures may include requiring callers to identify themselves and the policy owner or others (e.g., beneficiary) by name, social security number, date of birth, or other identifying information. Telephone requests may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing. There are risks associated with telephone transactions that don’t occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine. We may record telephone requests.

Facsimile (FAX) Transactions.    You may submit written requests to us by FAX for financial service transactions, such as transfers, partial surrenders or other policy changes. FAX requests received at one of the following two numbers prior to 4 p.m. Eastern Time on a business day, in good order with proper signatures and withholding instructions (if applicable), will be processed on the date of receipt. FAX requests sent to any other number will be processed as of the end of the business day (usually 4:00 p.m. Eastern Time) they are actually received in the Variable Products Division, which may be later than the date sent.

Send FAX Requests to:

Variable Products Division

FAX Number: 205-325-2092

(Or 205-325-2080, if busy)

There are risks associated with FAX transactions and you bear these risks. We are not responsible for any losses or liabilities resulting from unauthorized or allegedly unauthorized FAX transactions that we believe are genuine. FAX correspondence and transactions requests may not always be available. FAX systems can experience outages or slowdowns for a variety of reasons, including weather, power failures, mechanical problems, or simply a large volume of transactions, and these outages or slowdowns may prevent or delay our receipt of your request.

Effects of Frequent Transfers.    Frequent, large, programmed, or short-term transfers among the variable investment divisions or between the variable investment divisions and the fixed account (“Harmful Trading”) can cause risks with adverse effects for other policy owners (and beneficiaries). These risks and harmful effects include: (1) dilution of the interests of long-term investors in a variable investment division if transfers into the variable investment division are made at unit values that are below the true value or transfers out of the variable investment division are made at unit values higher than the true value (some “market timers” attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing a portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals; and (3) increased brokerage and administrative expenses.

In addition, because other insurance companies and/or retirement plans may invest in the portfolios, the risk exists that that the portfolios may suffer harm from frequent, programmed, large, or short-term transfers among variable investment divisions of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

Transfer Limitations.    Due to the potential adverse consequences to policy owners of Harmful Trading practices, we discourage such activity. The policies are first and foremost life insurance policies, designed for retirement or other long-term financial planning and not for market timers or others using programmed, large or frequent transfers. The policies provide for a limit of twelve free transfers per policy year to help deter such Harmful Trading and should not be purchased by individuals or organizations intending to engage in Harmful Trading practices.

We have policies and procedures that attempt to detect transfer activity that may adversely affect other policy owners or shareholders of the mutual fund portfolios available as funding choices under the policy (the “underlying funds”). We employ various means to try to detect such transfer activity, such as periodically examining the number of transfers into and out of particular investment divisions by owners in given periods of time and/or investigating transfer activity identified by us on a case-by-case basis. (We do not consider automatic dollar cost averaging when reviewing transfer activity.) We may revise these policies and procedures at our sole discretion at any time without prior notice. However, any such revision will not change our overall goal of detecting and discouraging Harmful Trading. Our application of our policies, procedures and limits is and will be administered consistently as to all policy owners, without special exemption, waiver or exception.

Our ability to detect such transfer activity may be limited by operational or technological systems, and we may not be able to predict strategies employed by policy owners to avoid detection. Accordingly, there is no assurance that we will prevent all Harmful Trading activity. In addition, we cannot guarantee that the underlying funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the underlying funds.

The detection and deterrence of Harmful Trading activity involves judgments that are inherently subjective. Therefore, we retain discretion to best apply our policies and procedures, according to our own judgment, in an attempt to protect policy owners from the negative effects of Harmful Trading. We use the available restrictions at our disposal, as outlined below, with the overall goal of protecting against Harmful Trading, while allowing our policy owners the flexibility to manage their investments with us in a way that does not harm other policy owners.

We have not detected any market timing or other harmful transfer activity in our variable investment divisions. However, we do have specific policies and procedures for deterring or halting such activity that will result in certain restrictions being applied to registered representatives and/or owner(s) found to be engaging in market-timing activities. If we impose any restrictions on an owner’s transfer activity we will first notify the registered representative, broker-dealer, and the owner by written correspondence of the suspected market timing or harmful transfer activity.

Restrictions that we may impose include:

•	monitoring all transfer activity for a period of one year from the time of the suspected market timing or harmful transfer activity.

•	limiting the frequency or number of transfers made in a given time period;

•	limiting the dollar amount that may be transferred at any one time;

•	charging a transfer fee of $25 per transfer or collecting a redemption fee if assessed by an underlying fund;

•	for Fax or telephone transfer requests, also requiring that a manually signed, written request for transfers be sent to us by U.S. mail;

•	for multiple transactions, requiring that each transfer be made by a separate communication, in a separate envelope and delivered separately;

•	denying a transfer request from an authorized third party acting on behalf of an owner or multiple owners; and

•	imposing other limitations and modifications where we determine that exercise of the transfer privilege may create a disadvantage to other owners (including, but not limited to, imposing a minimum time period between each transfer.)

While all of the listed available restrictions, or any combination thereof, may not be applied to each owner or representative in every case, they will be applied in such a manner as to further and enforce our overall policy of discouraging and attempting to detect and deter Harmful Trading.

We may reverse, within 2 business days after a transaction, any transaction inadvertently processed in contravention of such restrictions or any transaction that is rejected by a fund. A policy owner whose transaction is reversed in accordance with this provision will bear any gain or loss resulting from reversal, so that other policy owners will not be adversely affected.

You should be aware that, in accordance with new rules adopted by the Securities and Exchange Commission, we expect to be contractually obligated by the underlying funds to prohibit transfers by owners who are identified by an underlying fund as engaging in market timing activity, and to provide individual policy owner transaction data to the underlying funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the prospectuses for the underlying funds for more details.

Dollar-Cost Averaging

The dollar-cost averaging program permits you to systematically transfer a set dollar amount from the money market investment division to the other variable investment divisions on a monthly basis prior to the policy’s maturity date. The amount automatically transferred may be a specified dollar amount of at least $100 from the money market investment division to one or more of the other variable investment divisions. If the transfer is to be made to more than one variable investment division, then a minimum of $25 must be transferred to each variable investment division selected. Dollar-cost averaging transfers may occur on the same day of every month. If that day is not a business day, then the transfer will be made on the next business day. Transfers will be made at the unit values determined as of the close of business on the date of the transfer (usually 4:00 p.m. Eastern Time).

The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

You may elect to participate in the dollar-cost averaging program at any time by sending a written request to our administrative office. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the money market investment division under your policy is depleted, or until you cancel your participation in the program by written request or by telephone to our administrative office. There is no additional charge for dollar-cost averaging. A transfer under this program is not counted as a transfer for purposes of the 12-transfer limit discussed above. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason. A second method of dollar-cost averaging is for you to allocate monthly premiums directly to the variable investment divisions you desire.

Loans

You may borrow up to 90% of your cash surrender value at any time by submitting a written request to our administrative office. (This percentage may vary in some states.) The cash surrender value is the policy value less any applicable surrender charges. Outstanding loans, including accrued interest, reduce the amount available for new loans. The minimum loan amount is $200. Your policy may terminate if the loan balance becomes greater than the cash surrender value. (See “Premiums to Prevent Termination.”) Policy loans may have income tax consequences. (See “Tax Considerations.”)

When a loan is made, an amount equal to the requested loan and any loan interest must remain in the fixed account or be transferred from the variable account value to the fixed account. The amount to be transferred will be deducted from each variable investment division in the same proportion that the value of each variable investment division bears to your variable account value unless you specify one or more variable investment divisions from which the loan is to be made.

Interest.    We will charge interest daily on any outstanding loan at an effective annual rate of 6.0%. Interest is due and payable at the end of each policy year while a loan is outstanding. Interest paid on a policy loan generally is not tax-deductible. If, on any policy anniversary, interest accrued since the last policy anniversary has not been paid, the amount of the interest is added to the loan and becomes part of the outstanding loan balance. Interest will be deducted from the variable investment divisions in the same proportion that the value of each variable investment division bears to your variable account value. On each monthly anniversary, the loaned amount will be credited with interest at a minimum guaranteed effective annual rate of 4.0%.

We may also credit additional interest (currently up to an effective annual rate of 2%) on the preferred loan amount. Your loan will be divided into two parts: the preferred loan amount and the non-preferred loan amount.

The preferred loan amount is equal to the amount of the loan balance that does not exceed the policy value minus the total premiums paid (excluding any premiums paid during a grace period). The non-preferred loan amount is equal to any portion of the loan balance that exceeds the preferred loan amount.

Loan Repayment.    You may repay all or part of your loan balance at any time while the insured is living and the policy is in force. Loan repayments must be at least $200 each (or the outstanding loan balance, if less). Upon repayment of the loan balance, the portion of the repayment allocated to a variable investment division will be transferred from the fixed account to increase the value in that variable investment division. The repayment will be allocated among the variable investment divisions and the fixed account based on the instructions for net premium allocations then in effect unless you give us other instructions. Any payment received when a loan is outstanding will be treated as a premium unless you tell us it is a loan repayment.

Effect of Policy Loan.    A policy loan will affect your policy in several ways over time, whether or not it is repaid, because the investment results of the variable investment divisions may be less than or greater than the net interest rate credited on the amount transferred to the fixed account securing the loan. First, by comparison to a policy under which no loan has been made, your policy value will be less if this fixed account net interest rate is less than the investment return of the applicable variable investment divisions and greater if the fixed account net interest rate is higher than the investment return of the applicable variable investment divisions.

Second, if the death benefit becomes payable while a policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

Third, your policy will terminate if the loan balance exceeds the cash surrender value on any monthly anniversary and the death benefit guarantee is not in effect. We will send you, and any assignee of record, notice of the termination. You will have a 61-day grace period to pay a sufficient additional premium to avoid termination. If your policy terminates, there may be tax consequences.

Loans under modified endowment contracts are treated as distributions for tax purposes. Loans under policies that are not modified endowment contracts are generally not treated as distributions (see the “Tax Considerations” section of this prospectus) except that the tax treatment of the preferred loan amount is unclear, so consult your tax advisor before taking a loan.

Payments

Written requests for payment must be sent to our administrative office or given to an authorized United Investors agent for forwarding to this office. We will ordinarily pay any death benefit, loan amount, net cash surrender value or partial surrender amounts within seven days after we receive in good order at our administrative office all the documents and information required for such a payment. Other than the death benefit, which is determined as of the date of the insured’s death, the amount of any payment will be determined as of the business day our administrative office receives all required documents and information.

Telephone or FAX requests may be allowed by us in certain circumstances.

We may delay making a payment of any amount from the variable investment divisions or processing a transfer request if:

(a)	the disposal or valuation of the Variable Account’s assets is not reasonably practicable because

(i)	the New York Stock Exchange is closed for other than a regular holiday or weekend,

(ii)	trading is restricted by the SEC, or

(iii)	the SEC declares that an emergency exists; or

(b)	the SEC by order permits postponement of payment to protect our policy owners.

We may defer payment of proceeds from the fixed account for up to six months from the date we receive the request. If we defer payment for more than 30 days, we will pay interest on the amount deferred at an effective annual rate of at least 4%. However, we will not defer payment of a withdrawal or policy loan requested to pay a premium due on a United Investors policy. We also may defer making payments attributable to a premium check that has not cleared your bank.

The policy offers a wide variety of optional ways of receiving proceeds payable under the policy other than in a lump sum. An authorized United Investors agent can explain these options to you. None of these options varies with the investment performance of a variable investment division because they are all forms of fixed-benefit annuities.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or ‘freeze’ or block your policy. If these laws apply in a particular situation, we would not be allowed to process any request for partial surrenders, surrenders, loans, or death benefits, make transfers, or continue making payments under your death benefit option. If a policy is frozen, the policy value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies and departments.

Policy Reinstatement

The policy may be reinstated at any time within five years after the policy has terminated at the end of the grace period. To reinstate the policy, the policy owner must:

(a)	submit an application for reinstatement;

(b)	provide evidence of insurability satisfactory to us;

(c)	pay or agree to reinstatement of any loan balance; and

(d)	pay the premium required to reinstate the policy.

The reinstatement date for the policy will be the monthly anniversary on or following the day we approve the application for reinstatement. (See the policy form for additional information.) The policy cannot be reinstated if you have surrendered it for the net cash surrender value.

United Investors Life Insurance Company and The Fixed Account

United Investors Life Insurance Company

We were incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. We are a stock life insurance company, indirectly owned by Torchmark Corporation, an insurance holding company. Our principal business is selling life insurance and annuity contracts. We are admitted to do business in the District of Columbia and all states except New York. Our principal business address is 2001 Third Avenue South, Birmingham, Alabama 35233.

Published Ratings.    We may publish (in advertisements, sales literature, and reports to policy owners) the ratings and other information assigned to us by one or more independent insurance industry analysts or rating organizations such as A. M. Best Company, Standard & Poor’s Corporation, and Weiss Research, Inc. These ratings reflect the organization’s current opinion of an insurance company’s financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, risk, or safety (or lack thereof) of the variable investment divisions. The claims-paying ability rating as measured by Standard & Poor’s is an opinion of an operating insurance company’s financial capacity to meet its obligations under its outstanding insurance and annuity policies.

The Fixed Account

The funding choice guaranteeing your principal and a minimum fixed rate of interest is called the “fixed account.” It is not registered under the Securities Act of 1933, and it is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests therein are subject to the provisions or restrictions of these Federal securities laws, and the disclosure regarding the fixed account has not been reviewed by the staff of the SEC.

The fixed account is part of our general account assets. It is not a separate account. Amounts allocated to the fixed account are credited with interest at rates determined in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 4%. The current interest rate is the guaranteed minimum interest rate plus any excess interest rate. The current interest rate is determined periodically. The current interest rate for each premium payment will be guaranteed for at least a one-year period. We may credit interest at a rate in excess of 4% per year, but any excess interest credited will be determined in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. The fixed account may not be available in all states.

Our general account assets are used to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of the fixed account.

As the policy owner, you determine the allocation of policy value to the fixed account. There are significant limits on your right to transfer policy value into and out of the fixed account. (See “Transfers.”)

The Variable Account and the Portfolios

The Variable Account

The variable investment divisions are “sub-accounts” or divisions of the United Investors Universal Life Variable Account (the “Variable Account”). We established the Variable Account as a segregated asset account on April 18, 1997. The Variable Account will receive and invest the premiums allocated to the variable investment divisions. Our Variable Account is currently divided into eleven investment divisions. Each division invests exclusively in shares of a single portfolio of W&R Target Funds, Inc. Income, gains and losses (whether or not realized) arising from the assets of each investment division are credited to or charged against that division without regard to income, gains or losses from any other investment division of the Variable Account or arising out of any other business we may conduct.

The assets in the Variable Account are our property and we are obligated to pay all benefits under the policy. However, the assets allocated to the variable investment divisions under the policy attributable to the policy values are not chargeable with liabilities arising out of any other business that we may conduct. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of

1940 (the “1940 Act”). It meets the definition of a “separate account” under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

We do not guarantee any money you place in the investment divisions. The value of each investment division will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

Changing the Variable Account

We have the right to make changes to, and to modify how we operate, the Variable Account. Specifically, we have the right to:

(a)	add investment divisions to, or remove investment divisions from, the Variable Account;

(b)	combine the Variable Account with other separate accounts;

(c)	replace the shares of a portfolio by substituting shares of a portfolio of another investment company

(1)	if shares of the portfolio are no longer available for investment, or

(2)	if, in our judgment, continued investment in the portfolio is inappropriate in view of the purposes of the Variable Account;

(d)	end the registration of the Variable Account under the 1940 Act;

(e)	disregard instructions from policy owners (only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation) regarding a change in the investment objectives of a portfolio or the approval or disapproval of an investment advisory agreement; and

(f)	operate the Variable Account or one or more of its investment divisions in any other form allowed by law, including a form that permits direct investments in individual securities (rather than solely investments in a mutual fund shares).

The Portfolios

The Variable Account invests in shares of W&R Target Funds, Inc., a mutual fund with the following investment portfolios available to the Variable Account:

1.	Asset Strategy Portfolio*;

2.	Balanced Portfolio;

3.	Bond Portfolio;

4.	Core Equity Portfolio;

5.	Growth Portfolio;

6.	High Income Portfolio*;

7.	International Growth Portfolio

8.	Limited-Term Bond Portfolio;

9.	Money Market Portfolio;

10.	Science and Technology Portfolio; and

11.	Small Cap Growth Portfolio.

* For	policies issued in California, the investment divisions which invest in the Asset Strategy Portfolio and the High Income Portfolio are not available.

The assets of each portfolio of W&R Target Funds, Inc. are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the mutual fund portfolios that is available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your policy resulting from the performance of the portfolios you have chosen.

We do not provide investment advice and we do not recommend or endorse any particular mutual fund portfolios.

The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objective(s). You can find more detailed information about the portfolios, including a description of risks and expenses, in the W&R Target Funds, Inc. prospectus that accompanies this prospectus. You should read that prospectus carefully and keep it for future reference.

Portfolio	Investment Objectives and Certain Policies

Asset Strategy	The Asset Strategy Portfolio seeks high total return over the long term. It seeks to achieve its goal by allocating its assets among stocks, bonds and short-term instruments.
Balanced	The Balanced Portfolio seeks as a primary goal, current income, with a secondary goal of long-term appreciation of capital. It invests primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions.
Bond	The Bond Portfolio seeks a reasonable return with emphasis on preservation of capital. It seeks to achieve its goal by investing primarily in domestic, and to a lesser extent, foreign debt securities, usually of investment grade.
Core Equity	The Core Equity Portfolio seeks capital growth and income. It invests primarily in common stocks of large U.S. and foreign companies that have the potential for capital appreciation or are expected to resist market decline.
Growth	The Growth Portfolio seeks capital growth, with a secondary goal of current income. It seeks to achieve its goals by investing primarily in common stocks of U.S. and foreign companies with market capitalization of at least $1 billion representing faster growing sectors of the economy, such as the technology, health care and consumer-oriented sectors.
High Income	The High Income Portfolio seeks as a primary goal a high level of current income with a secondary goal of capital growth. It seeks to achieve its goals by investing primarily in high-yield, high-risk, fixed-income securities of U.S. and foreign issuers, the risks of which are consistent with the Portfolio’s goals.
International Growth	The International Growth Portfolio seeks as a primary goal, long-term appreciation of capital, with a secondary goal of current income. It seeks to achieve its goals by investing primarily in common stocks of foreign companies that may have the potential for long-term growth.

Portfolio	Investment Objectives and Certain Policies
Limited-Term Bond	The Limited-Term Bond Portfolio seeks a high level of current income consistent with preservation of capital. It seeks to achieve its goal by investing primarily in investment-grade debt securities of U.S. issuers, including corporate bonds, mortgage-backed securities and U.S. Government securities.
Money Market*	The Money Market Portfolio seeks current income consistent with stability of principal. It seeks to achieve its goal by investing in U.S. dollar-denominated, high quality money market obligations and instruments.
Science and Technology	The Science and Technology Portfolio seeks long-term capital growth. It seeks to achieve its goal by concentrating its investments primarily in the equity securities of U.S. and foreign companies whose products, processes or services are being or are expected to be significantly benefited by the use or application of scientific or technological discoveries or developments.
Small Cap Growth	The Small Cap Growth Portfolio seeks capital growth. It seeks to achieve its goal by investing primarily in common stocks of relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or in emerging industries where there is opportunity for rapid growth.
*	During periods of low market interest rates, the yield of the money market subaccount may be very low or even negative, due to policy charges.

In addition to the Variable Account, W&R Target Funds, Inc. may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the W&R Target Funds, Inc. prospectus.

These mutual fund portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment advisor. Nevertheless, the investment performance and results of the portfolios available under the policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment advisor and the same investment objectives and policies, and a very similar name.

Addition, Deletion, or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of W&R Target Funds, Inc. that are held by the Variable Account (or any of its investment divisions) or that the Variable Account (or any of its investment divisions) may purchase. We reserve the right to eliminate the shares of any of the portfolios of W&R Target Funds, Inc. and to substitute shares of another portfolio of W&R Target Funds, Inc. or any other investment vehicle or of another open-end, registered investment company if:

(a)	laws or regulations are changed;

(b)	the shares of W&R Target Funds, Inc. or one of its portfolios are no longer available for investment; or

(c)	in our judgment, further investment in any portfolio becomes inappropriate in view of the purposes of the investment division.

We will not substitute any shares attributable to your interest in an investment division of the Variable Account without notice and prior approval of the U.S. Securities and Exchange Commission and the insurance regulator of the state where the policy was delivered, if required. Nevertheless, the representations in this prospectus will not prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policy owners.

We also reserve the right to establish additional investment divisions of the Variable Account, each of which would invest in a new portfolio of W&R Target Funds, Inc., or in shares of another investment company or suitable investment, with a specified investment objective. We may establish new variable investment divisions when, in our sole discretion, marketing needs or investment conditions warrant. We may make available any new variable investment divisions to existing policy owners, and will do so on a basis that we will determine. We may also eliminate one or more variable investment divisions if, in our sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the policies, the Variable Account may be:

(a)	operated as a management company under the Investment Company Act of 1940;

(b)	deregistered under that Act in the event such registration is no longer required; or

(c)	combined with other United Investors separate accounts.

Voting of Portfolio Shares

We are the legal owner of portfolio shares held in the investment divisions of the Variable Account and therefore have the right to vote on all matters submitted to shareholders of the portfolios. However, to the extent required by law, we will vote shares held in the variable investment divisions at meetings of the shareholders of the portfolios in accordance with instructions received from policy owners. W&R Target Funds, Inc. does not hold regular annual shareholder meetings. To obtain voting instructions from policy owners before a meeting of shareholders of a particular portfolio, we may send voting instruction material, a voting instruction form and any other related material to policy owners with policy value in the variable investment division corresponding to that portfolio. We will vote shares held in a variable investment division for which no timely instructions are received in the same proportion as those shares for which voting instructions are received. If the applicable Federal securities laws, regulations or interpretations thereof change to permit us to vote shares of the portfolios in our own right, then we may elect to do so. We may, if required by state insurance officials, disregard policy owners’ voting instructions if such instructions would require us to vote the shares so as to cause a change in sub-classification or investment objectives of one or more of the portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment advisor of a portfolio, provided that we reasonably disapprove of such changes in accordance with applicable Federal regulations. If we ever disregard voting instructions, policy owners will be advised of that action and of our reasons for doing so in our next report to policy owners.

Charges and Deductions

We deduct the charges described below from your premiums or your policy value. Certain of the charges depend on a number of variables, and some of them are illustrated in the hypothetical illustrations depicted in Appendix A. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under or in connection with the policy. We intend to make a profit from these charges.

Services and benefits we provide include:

(a)	the death benefits, cash and loan benefits provided by the policy;

(b)	funding choices, including net premium allocations and dollar-cost averaging programs;

(c)	administration of various elective options under the policy; and

(d)	the distribution of various reports to policy owners.

Costs and expenses we incur include:

(a)	those associated with underwriting applications and changes in face amount and riders;

(b)	various overhead and other expenses associated with providing the services and benefits provided by the policy;

(c)	sales and marketing expenses;

(d)	Federal, state and local premium and other taxes and fees; and

(e)	other costs of doing business, such as complying with Federal and state regulatory requirements.

Risks we assume include the risks that:

(a)	insureds may live for a shorter period of time than estimated, resulting in the payment of greater death benefits than expected; and

(b)	the costs of providing the services and benefits under the policy will exceed the charges deducted.

Premium Expense Charge

We deduct a 3.5% charge from each premium before allocating the resulting net premium to the policy value. This charge is a combined deduction of 2.5% of premiums for state and local premium taxes and 1% of premiums for the Federal income tax treatment of deferred acquisition costs.

While the premium tax of 2.5% is deducted from each premium, some jurisdictions may not impose premium taxes. Premium taxes may vary from state to state, ranging from zero to 4%, and the 2.5% rate approximates the average expense we incur for these premium taxes.

Mortality and Expense Risk Charge

We deduct a daily charge from the average daily net assets in the variable investment divisions for certain mortality and expense risks we bear. This charge is currently at an effective annual rate of 0.90% of Variable Account assets during the first ten policy years, and at an effective annual rate of 0.70% thereafter. The maximum mortality and expense risk charge is 0.90% of Variable Account assets for all policy years. The mortality and expense risk charge does not apply to fixed account assets. Our profit, if any, from this charge may be used for any purpose, including distribution expenses.

Monthly Deduction

We deduct a monthly deduction from your policy value on the policy’s effective date and on each monthly anniversary. This charge is deducted from the Variable Account and the fixed account on a pro rata basis. The monthly deduction for each policy consists of:

(a)	the cost of insurance charge discussed below;

(b)	a monthly administrative charge (currently this is $5.00 per month; it may increase to a maximum charge of $7.50 per month);

(c)	the guaranteed death benefit charge ($0.01 per $1,000 of the policy’s face amount) as long as the death benefit guarantee remains in effect; and

(d)	charges for any supplemental benefits added by riders to the policy. (See “Supplemental Benefits and Riders.”)

Surrender Charge

Surrender charges are deducted to compensate us partially for the cost of administering, issuing, and selling the policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of applications for insurance, processing of the applications, establishing policy records, and policy issue. We do not expect surrender charges to cover all of these costs. To the extent that they do not, we will cover the short-fall from our general account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.

If you surrender the policy before the end of the 16th policy year, we will deduct a surrender charge based on its face amount at issue. We also deduct the surrender charge if you surrender the policy before the end of the 16th year following an increase in its face amount (based on the amount of the increase). The surrender charge will be deducted before any surrender proceeds are paid. A pro rata portion of the surrender charge will also be deducted for any face amount decreases.

The surrender charge varies based on the insured’s age on the policy’s effective date or at the time of an increase in face amount, and is calculated as an amount per $1,000 of face amount. The surrender charge remains level for the first five policy years (or the first five years after a face amount increase) and declines each year thereafter until it reaches zero at the end of the 16th policy year (or at the end of the 16th year after a face amount increase), as specified in the following table:

Surrender Charge Per $1,000 of Face Amount

Issue Age	Year 1-6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Year 13	Year 14	Year 15	Year 16	Year 17+
0-25	$6.00	$5.45	$4.91	$4.35	$3.82	$3.27	$2.73	$2.18	$1.64	$1.09	$0.55	$0.00
26-30	6.50	5.91	5.32	4.73	4.14	3.55	2.95	2.38	1.77	1.18	0.59	0.00
31-35	7.00	6.36	5.73	5.09	4.45	3.82	3.18	2.55	1.91	1.27	0.64	0.00
36-40	7.75	7.05	6.34	5.84	4.93	4.23	3.52	2.82	2.11	1.41	0.70	0.00
41-45	8.75	7.95	7.16	6.36	5.57	4.77	3.98	3.18	2.39	1.59	0.80	0.00
46-50	10.00	9.09	8.18	7.27	6.36	5.45	4.55	3.64	2.73	1.82	0.91	0.00
51-55	11.50	10.45	9.41	8.36	7.32	6.27	5.23	4.18	3.14	2.09	1.05	0.00
56-60	13.75	12.50	11.25	10.00	8.75	7.50	6.25	5.00	3.75	2.50	1.25	0.00
61-65	16.75	15.23	13.70	12.18	10.66	9.14	7.61	6.09	4.57	3.05	1.52	0.00
66-70	20.75	18.86	16.98	15.09	13.20	11.32	9.43	7.55	5.66	3.77	1.89	0.00
71-75	26.00	23.64	21.27	18.91	16.55	14.18	11.62	9.45	7.09	4.73	2.36	0.00

Note that these rates are interpolated during each year. The charge shown is for the beginning of each year. For example, for a 35-year old at issue, during year 6 the charge declines from $7.00 per $1,000 of face amount at the beginning of the year to $6.36 per $1,000 of face amount at the end of the year.

Although the surrender charge (as a percentage of face amount) increases with the insured’s issue age, the surrender charge as a percentage of premiums could actually decrease as the insured’s issue age increases. This occurs because the premiums required for a specified face amount are higher for an insured with an older issue age than for an insured with a younger issue age. This means that for the same premium an older insured’s policy is likely to have a lower face amount. Therefore the surrender charge for an insured with an older issue age could actually represent a lower portion of the premiums than it does for an insured with younger issue age.

Partial Surrender Charge

A partial surrender charge equal to (a) the lesser of $25 or 2% of the partial surrender amount, plus (b) a portion of the surrender charge, will apply to each partial surrender. The portion of the surrender charge is (i) the percentage of the net cash surrender value requested, multiplied by (ii) the surrender charge then in effect. This charge will be deducted from your policy value along with the partial surrender amount. (See “Partial Surrenders.”)

Cost of Insurance

The cost of insurance charge is the primary charge for the death benefit provided by your policy. The cost of insurance charge depends on a number of variables that cause the charge to vary from policy to policy and from monthly anniversary to monthly anniversary. Your policy’s data page will indicate the maximum monthly cost of insurance charge per $1,000 of net amount at risk applicable to your policy. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses. The cost of insurance charge is equal to (a) multiplied by the result of (b) minus (c) where:

(a)	is the cost of insurance rate divided by 1,000;

(b)	is the death benefit at the beginning of the policy month divided by 1.0032737; and

(c)	is the policy value at the beginning of the policy month.

The amount by which (b) exceeds (c) is called the net amount at risk and will be affected by investment performance, partial surrenders and charges.

The policy value used in this calculation is the policy value before deduction of the monthly cost of insurance charge and cost of insurance for any disability waiver of monthly deductions rider, but after monthly deductions for any other riders and charges.

The cost of insurance rate is the rate applied to the insurance amount (the net amount at risk) to determine the monthly cost of insurance charge. The cost of insurance rate is based on the insured’s attained age, sex, and applicable risk class as well as the duration of the policy. We currently place insureds in the following risk classes (available for male or female) when we issue the policy, or approve an increase in the face amount, based on our underwriting:

•	Preferred;
•	Standard Non-Tobacco;
•	Standard Tobacco;
•	Substandard Non-Tobacco; and
•	Substandard Tobacco.

Cost of insurance rates are lowest for the preferred risk class and highest for the substandard tobacco class.

The original risk class applies to the policy’s initial face amount. If an increase in face amount is approved, a different risk class may apply to the increase, based on the insured’s circumstances at the time of the increase. If you have selected death benefit option A, and if there have been any increases in the face amount, the policy value will be considered a part of the initial face amount when the charge is calculated. If the policy value exceeds the initial face amount, the excess will be considered part of the increases in face amount in the order of the increases.

We guarantee that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the policy. The maximum cost of insurance rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables, Male or Female, Smoker or Non-Smoker, Age Last Birthday, or a multiple thereof for substandard classes. (See “Hypothetical Illustrations” in Appendix A and “Performance Information” in Appendix B for examples showing the effects of the cost of insurance charge.)

Other Charges

In most cases, there is an additional charge for each rider that you elect. See “Supplemental Benefits and Riders” below.

For a description of the investment advisory fees and other expenses incurred by the portfolios, see the “Fee Tables” of this prospectus and the accompanying prospectus for W&R Target Funds, Inc.

In addition, certain underlying mutual fund portfolios may impose a redemption fee of up to 2% of the amount of portfolio shares redeemed in connection with transfers or for other reasons. The underlying mutual funds would determine whether to impose a redemption fee, when it would apply, and the percentage. However, we may be required to administer and implement a mutual fund portfolio’s redemption fee. If so, any applicable redemption fee will be deducted from your policy value. Any redemption fee that is imposed would go into the applicable portfolio, and would not go to us or the portfolio manager.

Supplemental Benefits and Riders

Your policy may have supplemental benefits which are attached to the policy by rider. A charge will be deducted monthly from your policy value for certain supplemental benefits. Each supplemental benefit is subject to its own requirements as to eligibility and cost. You may cancel supplemental benefits at any time. From time to time, we may make available supplemental benefits other than those listed below. Contact your agent or our administrative office for a complete list of the supplemental benefits available. The terms and conditions of each supplemental rider are specified in the applicable rider itself; the following are only brief, general summaries.

Accelerated Death Benefit Rider.    This benefit allows accelerated payment of up to 75% of the death benefit (in a lump sum only) while the insured is still alive, if the insured is diagnosed as having a terminal illness expected to cause death within 12 months (unless a shorter period is required by state law). There is no charge for this rider prior to the time the accelerated benefits are paid. The maximum benefit available is the lesser of 75% of the policy death benefit or $250,000. Exercise of this rider will reduce the other benefits under the policy under a formula set forth in the rider. Issue age is 0-75.

Accidental Death Benefit Rider.    This benefit will be paid if the insured dies as a result of an accident before age 70. The cost of insurance for this rider is $0.10 per $1,000 of rider coverage amount per month. Issue age is 5-60.

Children’s Term Insurance Rider.    This benefit allows you to add death benefit coverage for your children. The rider provides from $1,000 to $10,000 term insurance on each child. Coverage is available until the earliest of the child’s age 25, primary insured’s age 65, or upon death of the primary insured. Coverage may be converted to permanent insurance for an amount up to five times the amount of insurance provided by this rider. There is an additional charge for this rider. The monthly cost of insurance for this rider is $1.00 per $1,000 of rider coverage amount per month. This rider is subject to satisfactory evidence of insurability. Issue ages 14 days to 21 years of age.

Additional Insured Term Insurance Rider.    This benefit allows you to provide for death benefits on up to five family members (spouse and/or children). The oldest individual must be the primary insured. This rider provides term insurance coverage on each additional insured until the policy anniversary coinciding with or next following the additional insured’s 99th birthday. Coverage may be converted through age 75. Cost of insurance rates vary based on the attained age, sex, and risk class of each insured. The additional insured must provide evidence of insurability satisfactory to us to be insured under this rider. The minimum issue amount is $50,000. Issue age is 0-75.

Disability Waiver of Monthly Deduction Rider.    The benefit provides for waiver of monthly deductions after the insured has been totally disabled for six months. The disability must commence after the policy’s effective date and prior to age 60. The waiver continues as long as total disability continues. The rider ends at the insured’s age 60, except for any benefits resulting from total disability which began prior to age 60. Cost of insurance rates for this rider are based on the attained age of the insured. Issue age is 15-55.

Tax Considerations

The following discussion is general and is not intended as tax advice.

Introduction

The following summary provides a general description of the Federal income tax considerations relating to the policy. This summary is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (“IRS”). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific policy involved, tax advice from a qualified tax advisor may be needed by a person contemplating the purchase of a policy or the exercise of certain elections under the policy. These comments concerning Federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the policy. Further, these comments do not take into account any Federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a policy or the exercise of certain elections under the policy. For complete information on such Federal and state tax considerations, a qualified tax advisor should be consulted. We do not make any guarantee regarding the tax status of any policy, and the following summary is not intended as tax advice.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the policies should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements, particularly if the maximum permissible amount of premiums is paid under a policy. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying variable account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of the Variable Account be “adequately diversified” in order for the policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through W&R Target Funds, Inc., will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General.    We believe that the death benefit under a policy should be excludable from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in constructive receipt of the policy value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts.    Under the Internal Revenue Code, certain life insurance policies are classified as “Modified Endowment Contracts,” with less favorable tax treatment than other life insurance policies. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a MEC. In general a contract will be classified as a MEC if the amount of premiums paid into the contract causes the policy to fail the “7-pay test.” A policy will fail the 7-pay test if at any time in the first seven contract years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a “material change” in the policy’s benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective contract owner should consult a tax advisor to determine whether a policy transaction will cause the contract to be classified as a MEC.

Distributions Other than Death Benefits from Policies Classified as Modified Endowment Contracts. Policies classified as modified endowment contracts will be subject to the following tax rules:

(1)	First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the “investment in the policy” (described below) at such time.

(2)	Second, loans taken from, or secured by, such a policy (including unpaid loan interest that is added to the principal of a loan) are treated as distributions from such a policy and taxed accordingly.

(3)	Third, a 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

(a)	is made on or after the policy owner reaches actual age 59 1/2;

(b)	is attributable to the policy owner’s becoming disabled; or

(c)	is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other than Death Benefits from Policies that Are Not Modified Endowment Contracts.     Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner’s investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with preferred loans are less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Policy Loan.    Interest paid on a policy loan generally is not tax-deductible. The policy owner should consult a competent tax advisor if the deductibility of interest paid on a policy loan is an important issue.

If a policy loan is outstanding when a policy is surrendered or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Investment in the Policy.    Your investment in the policy is generally your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

Multiple Policies.    All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income.

Withholding.    To the extent that distributions are taxable, they are generally subject to withholding for your federal income tax liability. You can generally elect by written request, however, not to have tax withheld from distributions.

Section 1035 Exchanges

Generally, there are no tax consequences when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy. You should consult with a tax advisor if you are considering exchanging any life insurance policy.

Life Insurance Purchases by Residents of Puerto Rico.    In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.    Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Accelerated Death Benefit Rider.    We believe that payments received under the accelerated death benefit rider should be fully excludable from the gross income of the beneficiary except in certain business arrangements. (See “Accelerated Death Benefit Rider” for more information regarding the rider.) However, you should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting payment under this rider.

Alternative Minimum Tax.    Taxpayers who may be subject to the Alternative Minimum Tax should consult a tax advisor as to the consequences of owning the policy.

Other Policy Owner Tax Matters.    The tax consequences of continuing the policy beyond the insured’s 100th year are unclear. You should consult a tax advisor if you intend to keep the policy in force beyond the insured’s 100th year.

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

Non-Individual Owners and Business Beneficiaries of Policies.    If a policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

Estate, Gift and Generation-Skipping Transfer Taxes.    The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the owner’s estate for purposes of federal estate tax if the insured owned the policy. If the owner was not the insured, the fair market value of the policy would be included in the owner’s estate upon the owner’s death. The policy would not be includable in the insured’s estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001.    The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2006, the maximum estate tax rate is 46% and the estate tax exemption is $2,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Split-Dollar Arrangements.    The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Possible Tax Law Changes.    Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax advisor with respect to legal developments and their effect on the policy.

Taxation of United Investors

We incur state and local premium taxes, and Federal income taxes resulting from the treatment of deferred acquisition costs. The amount of the charge we deduct for such taxes is discussed above under “Charges and Deductions.” At the present time, we make no charge to the Variable Account for any other Federal, state or local taxes that it incurs which may be attributable to the Variable Account or to the policies. Nevertheless, we reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Variable Account or to the policies.

To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.

Employment-Related Benefit Plans

On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The policies described in this prospectus contain guaranteed purchase rates for certain payment options that generally distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with their legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a policy may be purchased.

Sale of the Policies

Prior to May 1, 2001, Waddell & Reed, Inc. of 6300 Lamar, Overland Park, Kansas, was the principal underwriter of the policies. Waddell & Reed, Inc. is no longer distributing the policies. Waddell & Reed, Inc. will remain the broker of record for policies it sold before that date. Waddell & Reed, Inc. is a corporation organized under the laws of the state of Delaware in 1981, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). Waddell & Reed, Inc. was paid a commission in connection with its sales of the policies, and receives a commission in connection with premium payments for policies of which it is the broker of record.

Sterne Agee Financial Services, Inc., 800 Shades Creek Parkway, Suite 575, Birmingham, Alabama, is the principal underwriter of the policies as of May 1, 2001. Sterne Agee Financial Services, Inc. is a corporation organized under the laws of the state of Delaware in 1986. The underwriter is registered as a broker-dealer under the Securities and Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. The underwriter may enter into written sales agreements with various broker-dealers. A commission may be paid to broker-dealers or registered representatives in connection with the policies.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

•	the surrender charge;

•	the mortality and expense risk charge;

•	the cost of insurance charge; and

•	investment earnings on amounts allocated under policies to the fixed account.

Commissions paid on the policy, including other incentives or payments, are not directly charged to the policy owners or the Variable Account.

State Variations

The prospectus and Statement of Additional Information provide a general description of the policy. Certain provisions of your policy may be different from the general description in this prospectus because of legal requirements in your state. Your actual policy and any riders are the controlling documents. All riders and options are not available in all states. Contact your registered representative or our administrative office for specific information.

For Policies issued to residents of the state of Missouri:

Suicide is no defense to payment of life insurance benefits nor is suicide while insane a defense to payment of accidental death benefits, if any, under this policy where the policy is issued to a Missouri citizen, unless the insurer can show that the insured intended suicide when he applied for the policy, regardless of any language to the contrary in the policy.

Legal Proceedings

United Investors, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, United Investors believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Variable Account, on the ability of Sterne Agee Financial Services, Inc. to perform under its principal underwriting agreement, or the ability of United Investors to meet its obligations under the policy.

Financial Statements

Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the policies. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to us at our administrative office.

Glossary

Administrative Office	P.O. Box 10287, Birmingham, Alabama 35202-0287 (800-340-3787).

Attained Age	The age of the insured on his or her last birthday at the beginning of each policy year.

Business Day	Each day that the New York Stock Exchange is open for regular trading and our administrative office is open for business. The close of regular trading on the New York Stock Exchange usually is 4:00 p.m. Eastern Time. Currently, November 24th, the Friday after Thanksgiving; December 25th, Christmas Day; and January 1st, New Year’s Day are not business days.

Cash Surrender Value	Policy value less any applicable surrender charges.

Death Benefit	The amount of insurance payable to the beneficiary on the death of the insured.

Death Benefit Option	One of two options under the policy that is used to determine the amount of the death benefit.

Fixed Account	A part of our general account. The general account consists of all of our assets other than those in any separate account.

Fixed Account Value	The policy value in the fixed account.

Loan Balance	The sum of all outstanding loans including principal and interest.

Maturity Date	Policy anniversary on or next following the insured’s 100th birthday.

Minimum Monthly Premium	For any policy month during the death benefit guarantee period, the minimum amount of premium required to keep the death benefit guarantee in effect.

Monthly Anniversary	The same day each month as the policy’s effective date. If the monthly anniversary falls on a date other than a business day, the next following business day will be deemed the monthly anniversary.

Net Cash Surrender Value	Cash surrender value less any loan balance.

Net Premium	The premium received less the premium expense charge.

Partial Surrender	A request to withdraw a portion of the net cash surrender value. A partial surrender will be subject to a surrender charge.

Policy Anniversary	The same day and month as the policy’s effective date each year that the policy remains in force. If the policy anniversary falls on a date other than a business day, the next following business day will be deemed the policy anniversary.

Policy’s Effective Date	The date from which policy anniversaries and policy years are determined. Your policy’s effective date is shown in your policy.

Policy Loan	A request to borrow a portion of the net cash surrender value.

Policy Month	The first policy month starts on the policy’s effective date. Subsequent policy months start on each monthly anniversary.

Policy Value	The sum of the variable account value and the fixed account value.

Variable Account Value	The sum of the values of the variable investment divisions under your policy.

We, Us, or United Investors	United Investors Life Insurance Company.

You and Your	The policy owner.

Statement of Additional Information Table of Contents

Additional Policy Information	3
The Contract	3
Incontestability	3
Misstatement of Age or Sex	3
Suicide Exclusion	3
Assignment and Change of Owner	3
Paid-Up Insurance Option	3
Dividends	4
Valuation of Units	4
Reduction in Charges for Certain Groups	4
Performance Data	5
Yields and Total Returns	5
Other Information	6
Underwriters	6
Experts	6
Potential Conflicts of Interest	6
Reports to Owners	7
Legal Matters	7
Additional Information	7
Financial Statements	7

Appendix A:

Hypothetical Illustrations

The following illustrations show how certain values under a sample policy change with assumed investment performance over an extended period of time. In particular, they illustrate how policy values, cash surrender values and death benefits under a policy, covering an insured of a given age on the policy’s effective date, would vary over time if planned premiums were paid annually and the return on the assets in the variable investment divisions were a uniform gross annual rate of 0%, 6% or 10%, before deduction of any fees and charges, including portfolio expenses. The values under a policy would be different from those shown if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular policy may be more or less than the hypothetical investment rates of return used in the illustrations.

The illustrations assume an average arithmetic annual expense ratio of 0.76% of the average daily net assets of the portfolios available under the policies, based on the expense ratios of each of the portfolios for the last fiscal year of operations and the service fee (“12b-1 fee”), at an average annual rate of 0.25%, under the service plan beginning August 21, 1998. The average annual expense ratio reflects fees and expenses charged by each portfolio before waiver or reimbursement. For information on portfolio expenses, see the W&R Target Funds, Inc. prospectus accompanying the prospectus for the policy.

The current illustrations also reflect the 0.90% mortality and expense risk charge to the Variable Account during the first ten policy years, and 0.70% thereafter. The guaranteed illustrations reflect the 0.90% maximum mortality and expense risk charge for all policy years. After deduction of estimated portfolio expenses and the current mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 10% would correspond to approximate net annual rates of return for the variable investment divisions of -1.91%, 4.09% and 8.09%, respectively, in policy years 1 through 10 and -1.71%, 4.29% and 8.29%, respectively, thereafter.

The illustrations also reflect the deduction of the 3.5% premium expense charge and the monthly deduction for the hypothetical insured. Our current charges and the higher guaranteed charges that we have the contractual right to deduct from your policy value are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for Federal or state income taxes are currently made against the Variable Account and assume no loan balance or charges for supplemental benefits.

Upon request, we will furnish a comparable illustration based upon the proposed insured’s individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables. You can obtain a personalized illustration by calling or writing to our administrative office.

MALE ISSUE AGE 38, STANDARD NON-TOBACCO

$2,000 ANNUAL PREMIUM

$146,000 FACE AMOUNT, OPTION A

CURRENT CHARGES

	DEATH BENEFITS			POLICY VALUES			CASH SURRENDER VALUES
End of	Assuming Hypothetical Gross Annual Rate of Return of:
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	$146,000	$146,000	$146,000	$1,536	$1,641	$1,710	$405	$509	$579
2	146,000	146,000	146,000	3,028	3,333	3,543	1,897	2,201	2,412
3	146,000	146,000	146,000	4,460	5,063	5,493	3,328	3,931	4,361
4	146,000	146,000	146,000	5,842	6,840	7,577	4,710	5,709	6,446
5	146,000	146,000	146,000	7,175	8,670	9,810	6,044	7,538	8,679
6	146,000	146,000	146,000	8,457	10,549	12,200	7,428	9,520	11,170
7	146,000	146,000	146,000	9,691	12,483	14,762	8,765	11,557	13,836
8	146,000	146,000	146,000	10,881	14,478	17,516	10,058	13,655	16,693
9	146,000	146,000	146,000	12,037	16,546	20,488	11,317	15,827	19,768
10	146,000	146,000	146,000	13,157	18,689	23,694	12,539	18,072	23,077
15	146,000	146,000	146,000	18,272	30,789	44,268	18,169	30,687	44,166
20	146,000	146,000	146,000	22,122	45,121	74,765	22,122	45,121	74,765
25	146,000	146,000	151,629	23,450	61,332	120,341	23,450	61,332	120,341
30	146,000	146,000	221,954	20,751	79,561	188,097	20,751	79,561	188,097
35	146,000	146,000	318,298	11,185	100,623	286,755	11,185	100,623	286,755
40	*	146,000	455,126	*	127,030	433,454	*	127,030	433,454
45	*	171,962	678,419	*	163,774	646,114	*	163,774	646,114
50	*	217,673	996,647	*	207,307	949,188	*	207,307	949,188
55	*	265,870	1,422,092	*	258,127	1,380,672	*	258,127	1,380,672
60	*	327,618	2,058,608	*	327,618	2,058,608	*	327,618	2,058,608
62	*	360,317	2,418,295	*	360,317	2,418,295	*	360,317	2,418,295

*	In this situation, the policy would lapse without value.

The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable investment divisions and the investment experience of the portfolios underlying those variable investment divisions. The death benefit, policy value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 10% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or partial surrenders were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

MALE ISSUE AGE 38, STANDARD NON-TOBACCO

$2,000 ANNUAL PREMIUM

$146,000 FACE AMOUNT, OPTION A

GUARANTEED CHARGES

	DEATH BENEFITS			POLICY VALUES			CASH SURRENDER VALUES
End of	Assuming Hypothetical Gross Annual Rate of Return of:
Policy Year	0%	6%	10%	0%	6%	10%	0%	6%	10%
1	$146,000	$146,000	$146,000	$1,492	$1,595	$1,663	$360	$463	$532
2	146,000	146,000	146,000	2,939	3,238	3,444	1,807	2,106	2,313
3	146,000	146,000	146,000	4,337	4,927	5,348	3,205	3,795	4,217
4	146,000	146,000	146,000	5,687	6,664	7,385	4,555	5,533	6,254
5	146,000	146,000	146,000	6,988	8,450	9,566	5,857	7,319	8,434
6	146,000	146,000	146,000	8,240	10,285	11,900	7,211	9,256	10,870
7	146,000	146,000	146,000	9,440	12,170	14,398	8,515	11,244	13,473
8	146,000	146,000	146,000	10,587	14,102	17,072	9,763	13,279	16,249
9	146,000	146,000	146,000	11,678	16,084	19,936	10,958	15,364	19,216
10	146,000	146,000	146,000	12,713	18,114	23,004	12,095	17,497	22,386
15	146,000	146,000	146,000	16,927	28,974	41,997	16,824	28,872	41,895
20	146,000	146,000	146,000	18,947	40,694	69,053	18,947	40,694	69,053
25	146,000	146,000	146,000	17,662	52,768	108,838	17,662	52,768	108,838
30	146,000	146,000	198,698	10,592	64,147	168,389	10,592	64,147	168,389
35	*	146,000	281,548	*	73,207	253,647	*	73,207	253,647
40	*	146,000	398,065	*	75,444	379,109	*	75,444	379,109
45	*	146,000	585,401	*	60,021	557,525	*	60,021	557,525
50	*	*	842,461	*	*	802,344	*	*	802,344
55	*	*	1,170,349	*	*	1,136,261	*	*	1,136,261
60	*	*	1,675,011	*	*	1,675,011	*	*	1,675,011
62	*	*	1,961,136	*	*	1,961,136	*	*	1,961,136

*	In this situation, the policy would lapse without value.

The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the allocations made by a policy owner to one or more variable investment divisions and the investment experience of the portfolios underlying those variable investment divisions. The death benefit, policy value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 10% over a period of years, but fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or partial surrenders were made. No representations can be made by us, the Variable Account or the portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

Appendix B:

Performance Information

Adjusted Historical Policy Performance Data

The following hypothetical performance data demonstrates how the actual investment experience of each variable investment division could have affected the cash surrender value, policy value and death benefit of a hypothetical policy. This hypothetical performance data is based on the actual historical return of each portfolio as if a policy had been issued on the date indicated. Each portfolio’s annual total return is based on the total return calculated for each fiscal year. These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses, but do not reflect the policy level or variable account asset based charges and deductions, which if reflected, would result in substantially lower total return figures than those shown.

The hypothetical performance figures are based on the payment of a $2,000 annual premium, paid at the beginning of each year, for a hypothetical policy with a $146,000 face amount, death benefit option A, issued to a standard, non-tobacco male, age 38. In each case, it is assumed that all premiums are allocated to the variable investment division illustrated for the period shown. The benefits are calculated for a specific date. The amount and timing of premium payments and the use of other policy features, such as policy loans, would affect individual policy benefits.

The amounts shown for the cash surrender values, policy values and death benefits take into account the charges against premiums, current and guaranteed cost of insurance and monthly deductions, the daily charge against the variable account for mortality and expense risks, and each portfolio’s charges and expenses. (See “Charges and Deductions”.) The amounts shown assume there are no partial surrenders, no policy loans, and no riders.

Performance for any given past period is not an indication or representation of future performance. The performance of each variable investment division will fluctuate on a daily basis.

Adjusted Historical Policy Performance Data

HYPOTHETICAL POLICY ANNUAL RETURNS AND VALUES

Standard Non-Tobacco Male, Age 38	Death Benefit Option A
Initial Face Amount $146,000	Annual Premium $2,000

Asset Strategy Portfolio

Year Ended	Annual Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1996	6.05%	$146,000	$146,000	$1,659	$1,613	$527	$481
12/31/1997	14.01%	146,000	146,000	3,658	3,556	2,527	2,425
12/31/1998	9.95%	146,000	146,000	5,669	5,520	4,537	4,389
12/31/1999	22.96%	146,000	146,000	8,800	8,580	7,668	7,449
12/31/2000	22.53%	146,000	146,000	12,559	12,252	11,427	11,121
12/31/2001	-9.96%	146,000	146,000	12,478	12,172	11,449	11,143
12/31/2002	3.28%	146,000	146,000	14,255	13,904	13,329	12,978
12/31/2003	11.47%	146,000	146,000	17,362	16,922	16,538	16,098
12/31/2004	13.30%	146,000	146,000	21,141	20,573	20,422	19,854
12/31/2005	24.27%	146,000	146,000	27,893	27,093	27,276	26,475

Balanced Portfolio

Year Ended	Annual Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1996	11.19%	$146,000	$146,000	$1,748	$1,701	$617	$570
12/31/1997	18.49%	146,000	146,000	3,916	3,809	2,784	2,678
12/31/1998	8.67%	146,000	146,000	5,878	5,726	4,747	4,595
12/31/1999	10.14%	146,000	146,000	8,082	7,880	6,951	6,749
12/31/2000	7.14%	146,000	146,000	10,177	9,925	9,045	8,794
12/31/2001	-5.94%	146,000	146,000	10,825	10,558	9,796	9,529
12/31/2002	-8.41%	146,000	146,000	11,096	10,818	10,170	9,892
12/31/2003	19.09%	146,000	146,000	14,831	14,448	14,007	13,625
12/31/2004	8.93%	146,000	146,000	17,565	17,079	16,845	16,360
12/31/2005	5.01%	146,000	146,000	19,757	19,159	19,140	18,541

Bond Portfolio

Year Ended	Annual Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1996	3.43%	$146,000	$146,000	$1,613	$1,568	$482	$436
12/31/1997	9.77%	146,000	146,000	3,465	3,366	2,333	2,235
12/31/1998	7.35%	146,000	146,000	5,322	5,181	4,191	4,049
12/31/1999	-1.44%	146,000	146,000	6,659	6,487	5,528	5,356
12/31/2000	9.83%	146,000	146,000	8,886	8,661	7,754	7,530
12/31/2001	7.47%	146,000	146,000	11,037	10,762	10,007	9,733
12/31/2002	8.98%	146,000	146,000	13,499	13,163	12,574	12,238
12/31/2003	4.18%	146,000	146,000	15,417	15,020	14,594	14,197
12/31/2004	3.88%	146,000	146,000	17,337	16,857	16,618	16,138
12/31/2005	1.61%	146,000	146,000	18,873	18,298	18,255	17,681

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Adjusted Historical Policy Performance Data

HYPOTHETICAL POLICY ANNUAL RETURNS AND VALUES

Standard Non-Tobacco Male, Age 38	Death Benefit Option A
Initial Face Amount $146,000	Annual Premium $2,000

Core Equity Portfolio

Year Ended	Annual Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1996	19.75%	$146,000	$146,000	$1,898	$1,848	$766	$717
12/31/1997	26.16%	146,000	146,000	4,371	4,257	3,240	3,125
12/31/1998	21.14%	146,000	146,000	7,130	6,953	5,999	5,822
12/31/1999	12.52%	146,000	146,000	9,664	9,430	8,533	8,299
12/31/2000	9.28%	146,000	146,000	12,105	11,814	10,974	10,683
12/31/2001	-14.91%	146,000	146,000	11,390	11,113	10,360	10,084
12/31/2002	-21.63%	146,000	146,000	9,883	9,637	8,958	8,711
12/31/2003	17.27%	146,000	146,000	13,183	12,842	12,359	12,019
12/31/2004	9.57%	146,000	146,000	15,874	15,430	15,154	14,711
12/31/2005	9.01%	146,000	146,000	18,692	18,118	18,075	17,500

Growth Portfolio

Year Ended	Annual Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1996	12.40%	$146,000	$146,000	$1,770	$1,722	$638	$590
12/31/1997	21.45%	146,000	146,000	4,045	3,936	2,913	2,804
12/31/1998	27.31%	146,000	146,000	7,093	6,915	5,962	5,783
12/31/1999	34.35%	146,000	146,000	11,548	11,269	10,416	10,138
12/31/2000	1.41%	146,000	146,000	13,108	12,793	11,977	11,662
12/31/2001	-14.34%	146,000	146,000	12,321	12,022	11,292	10,993
12/31/2002	-21.30%	146,000	146,000	10,653	10,388	9,728	9,462
12/31/2003	23.06%	146,000	146,000	14,796	14,417	13,973	13,594
12/31/2004	3.31%	146,000	146,000	16,602	16,143	15,882	15,423
12/31/2005	11.23%	146,000	146,000	19,888	19,286	19,271	18,668

High Income Portfolio

Year Ended	Annual Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1996	12.46%	$146,000	$146,000	$1,771	$1,723	$639	$591
12/31/1997	14.04%	146,000	146,000	3,786	3,682	2,654	2,551
12/31/1998	1.95%	146,000	146,000	5,368	5,227	4,236	4,096
12/31/1999	4.22%	146,000	146,000	7,104	6,924	5,973	5,793
12/31/2000	-9.73%	146,000	146,000	7,650	7,456	6,518	6,324
12/31/2001	9.18%	146,000	146,000	9,876	9,629	8,846	8,600
12/31/2002	-2.02%	146,000	146,000	10,970	10,694	10,044	9,768
12/31/2003	19.74%	146,000	146,000	14,764	14,382	13,940	13,558
12/31/2004	9.86%	146,000	146,000	17,645	17,156	16,926	16,436
12/31/2005	2.55%	146,000	146,000	19,366	18,777	18,748	18,159

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Adjusted Historical Policy Performance Data

HYPOTHETICAL POLICY ANNUAL RETURNS AND VALUES

Standard Non-Tobacco Male, Age 38	Death Benefit Option A
Initial Face Amount $146,000	Annual Premium $2,000

International Growth Portfolio

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1996	15.11%	$146,000	$146,000	$1,817	$1,768	$685	$637
12/31/1997	16.70%	146,000	146,000	3,933	3,826	2,801	2,695
12/31/1998	33.89%	146,000	146,000	7,324	7,141	6,193	6,010
12/31/1999	65.58%	146,000	146,000	14,687	14,340	13,556	13,209
12/31/2000	-23.66%	146,000	146,000	12,162	11,870	11,031	10,738
12/31/2001	-22.23%	146,000	146,000	10,425	10,170	9,395	9,141
12/31/2002	-18.15%	146,000	146,000	9,554	9,314	8,628	8,389
12/31/2003	24.90%	146,000	146,000	13,655	13,303	12,832	12,479
12/31/2004	14.00%	146,000	146,000	17,068	16,595	16,349	15,875
12/31/2005	16.47%	146,000	146,000	21,387	20,742	20,770	20,124

Limited-Term Bond Portfolio

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1996	3.79%	$146,000	$146,000	$1,620	$1,574	$488	$443
12/31/1997	6.85%	146,000	146,000	3,374	3,277	2,242	2,146
12/31/1998	6.66%	146,000	146,000	5,190	5,051	4,058	3,920
12/31/1999	1.74%	146,000	146,000	6,749	6,575	5,618	5,443
12/31/2000	8.73%	146,000	146,000	8,891	8,666	7,759	7,534
12/31/2001	9.21%	146,000	146,000	11,226	10,947	10,197	9,918
12/31/2002	5.43%	146,000	146,000	13,247	12,916	12,321	11,990
12/31/2003	3.16%	146,000	146,000	15,003	14,615	14,179	13,792
12/31/2004	1.61%	146,000	146,000	16,531	16,070	15,811	15,350
12/31/2005	1.68%	146,000	146,000	18,070	17,515	17,453	16,897

Money Market Portfolio

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1996	5.01%	$146,000	$146,000	$1,641	$1,595	$509	$464
12/31/1997	5.13%	146,000	146,000	3,338	3,243	2,207	2,111
12/31/1998	5.04%	146,000	146,000	5,070	4,935	3,939	3,803
12/31/1999	4.62%	146,000	146,000	6,823	6,648	5,692	5,516
12/31/2000	5.87%	146,000	146,000	8,727	8,506	7,596	7,375
12/31/2001	3.62%	146,000	146,000	10,466	10,204	9,437	9,175
12/31/2002	1.12%	146,000	146,000	11,926	11,626	11,000	10,700
12/31/2003	0.52%	146,000	146,000	13,289	12,941	12,466	12,118
12/31/2004	0.70%	146,000	146,000	14,663	14,245	13,943	13,525
12/31/2005	2.50%	146,000	146,000	16,315	15,798	15,697	15,180

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Adjusted Historical Policy Performance Data

HYPOTHETICAL POLICY ANNUAL RETURNS AND VALUES

Standard Non-Tobacco Male, Age 38	Death Benefit Option A
Initial Face Amount $146,000	Annual Premium $2,000

Science and Technology Portfolio

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1998	46.05%	$146,000	$146,000	$2,359	$2,303	$1,227	$1,172
12/31/1999	174.66%	146,000	146,000	11,076	10,841	9,944	9,710
12/31/2000	-21.15%	146,000	146,000	9,795	9,581	8,663	8,449
12/31/2001	-11.91%	146,000	146,000	9,833	9,615	8,702	8,483
12/31/2002	-23.99%	146,000	146,000	8,452	8,258	7,321	7,127
12/31/2003	30.46%	146,000	146,000	12,908	12,616	11,878	11,587
12/31/2004	16.25%	146,000	146,000	16,590	16,213	15,664	15,287
12/31/2005	17.25%	146,000	146,000	21,009	20,518	20,186	19,694

Small Cap Growth Portfolio

Year Ended	Annual Portfolio Total Return*	Death Benefit		Policy Value		Net Cash Surrender Value
		Current	Guaranteed	Current	Guaranteed	Current	Guaranteed
12/31/1996	8.50%	$146,000	$146,000	$1,702	$1,655	$570	$523
12/31/1997	31.53%	146,000	146,000	4,310	4,195	3,179	3,063
12/31/1998	10.87%	146,000	146,000	6,437	6,273	5,305	5,141
12/31/1999	52.23%	146,000	146,000	12,130	11,838	10,999	10,707
12/31/2000	-12.35%	146,000	146,000	11,791	11,506	10,660	10,374
12/31/2001	-1.93%	146,000	146,000	12,874	12,563	11,845	11,533
12/31/2002	-21.79%	146,000	146,000	11,014	10,740	10,088	9,814
12/31/2003	35.77%	146,000	146,000	16,853	16,426	16,029	15,602
12/31/2004	14.29%	146,000	146,000	20,751	20,193	20,031	19,473
12/31/2005	12.88%	146,000	146,000	24,853	24,132	24,235	23,515

*	These annual portfolio total return figures reflect the portfolio’s management fees and other operating expenses but do not reflect the policy level or variable account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

Adjusted Historical Investment Division Performance Data

This chart represents past performance of the Investment Divisions over the periods shown, after deduction of underlying fund expenses, and deduction of variable account mortality and expense risk charges (deducted daily at an annual rate of 0.90%).

These returns do not reflect deductions for:

•	monthly cost of insurance charges.

•	monthly administrative expense charges.

•	percentage of premium expense charges.

•	rider charges.

•	policyholder transaction charges.

•	surrender charges.

If the returns had reflected the effect of such charges, performance would have been significantly lower.

AVERAGE ANNUAL RETURNS USING ADJUSTED HISTORICAL

DATA FOR PERIODS ENDING 12/31/05

EXCLUDING COST OF INSURANCE, WITHDRAWAL & OTHER CHARGES (1)

W&R Target Funds, Inc.	1 Year	3 Years	5 Years	10 Years	Since Inception(2)	Inception Date(2)
Asset Strategy Portfolio	23.16%	15.17%	6.89%	10.33%	9.77%	05/01/1995
Balanced Portfolio	4.08%	9.86%	2.33%	6.13%	7.03%	05/03/1994
Bond Portfolio	0.71%	2.30%	4.25%	4.50%	6.11%	07/13/1987
Core Equity Portfolio	8.03%	10.88%	-2.24%	6.74%	8.93%	07/16/1991
Growth Portfolio	10.24%	11.24%	-1.84%	7.51%	10.90%	07/13/1987
High Income Portfolio	1.63%	9.50%	6.64%	4.96%	6.44%	07/13/1987
International Growth Portfolio**	15.43%	17.31%	0.18%	8.17%	7.50%	05/03/1994
Limited-Term Bond Portfolio	0.77%	1.23%	3.25%	3.91%	4.43%	05/03/1994
Science and Technology Portfolio**	16.20%	20.06%	2.62%	—	17.34%	04/04/1997
Small Cap Growth Portfolio**	11.87%	19.47%	5.13%	9.99%	12.83%	05/03/1994

FOOTNOTES

Investment return and principal value of each Investment Division in the Advantage Plus Variable Life Insurance Policy will fluctuate, so that the units in each Investment Division of the United Investors Universal Life Variable Account, when redeemed, may be worth more or less than their original cost. The Policies involve certain risks, including possible loss of principal. Data provided for any past period is not an indication or representation of future yields or rates of return.

(1) The United Investors Universal Life Variable Account’s average annual compounded total return figures using adjusted historical data are calculated as of the end of the periods shown, and assume that the Variable Account had been in existence and a Policy had been in force during the periods shown and not surrendered. Returns assume that all capital gains and dividends are reinvested. This chart represents past performance over the periods shown, after deduction of underlying fund expenses, and deduction of Variable Account mortality and expense risk charges (deducted daily at an annual rate of 0.90%). The returns do not reflect deductions for monthly cost of insurance charges, monthly administrative expense charges, percentage of premium expense charges, rider charges, policyholder transaction charges or surrender charges. The impact of these deductions depend on the age and rate class of the insured, the size and type of death benefit selected, the amount of premium paid, and other factors. IF THE RETURNS HAD REFLECTED THE EFFECT OF SUCH CHARGES, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER. Please refer to the hypothetical illustrations and the Adjusted Historical Policy Performance Data in the prospectus to see examples of the effect on performance of the cost of insurance and other charges, based on various assumptions regarding the factors noted above. See the Hypothetical Illustrations, which reflect the deduction of all charges applicable to an actual policy. Please obtain a personalized illustration from your representative or our office showing the impact of the additional charges on your policy’s performance.

The Advantage Plus Investor Variable Life Insurance Policy commenced operations on 11/14/97. The adjusted historical performance data shown is calculated from the inception date of the underlying funds, not from the commencement date of the policy. Returns were derived by reducing the portfolio’s actual performance during the periods shown by the variable account mortality and expense risk charges discussed above that would have been imposed had the portfolios been in the Advantage Plus Variable Life Insurance Policy during the period.

Performance numbers are based on values provided by the fund company and are assumed to be accurate. United Investors Life cannot, however, guarantee their accuracy.

(2) Total return for the period the portfolio has been available is shown in the Since Inception column. The Inception Date, the date the SEC declared the underlying find’s registration statement effective (or the commencement of operations), is also shown.

MONEY MARKET PORTFOLIO: The current annualized yield of the Money Market Portfolio for the seven-day period ending 12/31/05 was 2.55%. For the same period, the effective yield was 2.58%. The yield on amounts held in the Money Market Portfolio normally will fluctuate on a daily basis. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or other government agency. Although the Portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

** There are additional risks associated with investing in SMALL CAPITALIZATION FUNDS (such as increased volatility, illiquidity, business risks, etc.), INTERNATIONAL FUNDS (such as currency, political, economic, foreign transaction, etc.) and TECHNOLOGY FUNDS (such as lack of commercial success, becoming quickly obsolete, greater volatility, etc.).

The Statement of Additional Information contains additional information about the Variable Account and the Company. To learn more about the policy, including more detailed information concerning compensation paid for the sale of policies, you should read the Statement of Additional Information dated the same date as this prospectus. The Table of Contents for the Statement of Additional Information appears on page 44 of this prospectus. For a free copy of the Statement of Additional Information, to receive personalized illustrations of death benefits, net cash surrender values, and cash values, and to request other information about the policy please call 1-800-340-3787 or write to us at our administrative office.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this prospectus and is legally a part of this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the policy. Information about us and the policy (including the Statement of Additional Information) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-08209

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

UNITED INVESTORS LIFE INSURANCE COMPANY

Variable Products Division

2001 Third Avenue South (35233)

P.O. Box 10287

Birmingham, Alabama 35202-0287

Telephone: (800) 340-3787

STATEMENT OF ADDITIONAL INFORMATION

Flexible Premium Variable Life Insurance Policy

This Statement of Additional Information (“SAI”) contains additional information regarding ADVANTAGE PLUS Variable Life Insurance, a flexible premium variable life insurance policy (the “policy”) offered by United Investors Life Insurance Company (“United Investors”). This SAI is not a prospectus, and it should be read together with the prospectus for the policy dated May 1, 2006 (the “prospectus”). You may obtain a copy of the prospectus by writing or calling us at our address or phone number shown above. Terms used in the prospectus are incorporated in this SAI.

The date of this Statement of Additional Information is May 1, 2006.

STATEMENT OF ADDITIONAL INFORMATION

2

Additional Policy Information

The Contract

The entire contract is made up of the policy, any riders, and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. We can use only the statements made in the written application to defend a claim or void the policy.

Incontestability

After the policy has been in force during the insured’s lifetime for a period of two years from the policy’s effective date, the policy limits our right to contest the policy as issued, except for material misstatements contained in any application. This also applies to reinstatements and increases in the face amount, for two years after the reinstatement date or effective date of the increase.

Misstatement of Age or Sex

The death benefit will be adjusted if the insured’s age or sex has been misstated in the application. The benefits paid will be those which the last monthly cost of insurance charge would have provided at the correct age and sex.

Suicide Exclusion

The policy limits the death benefit if the insured dies by suicide, generally within two years after the policy’s effective date or effective date of the increase. In this instance, our liability will be limited to the total premiums paid less any partial surrenders and any loan balance.

Certain states may require suicide exclusion provisions that differ from those stated here.

Assignment and Change of Owner

You may assign the policy subject to its terms. We will not be deemed to know of an assignment unless we receive a written copy of it at our administrative office. We assume no responsibility for the validity or effect of any assignment. In certain circumstances, an assignment may be a taxable event. (See “Tax Considerations” in the prospectus.) You may change the policy owner by sending a written request to us (at our administrative office) while the insured is alive and the policy is in force. The change will take effect the date you sign the request, but the change will not affect any action we have taken before we receive the request. A change of policy owner may have tax consequences. (See “Tax Considerations” in the prospectus.) A change of policy owner does not change the beneficiary designation. (See “Beneficiary” in the prospectus.) Any such assignment or change must be in a written form acceptable to us.

Paid-Up Insurance Option

If premium payments cease, insurance under the policy and any supplemental benefits provided by rider will continue as provided under the grace period provisions described under “Premiums to Prevent Termination” in the prospectus. The policy will not continue beyond its maturity date. Any supplemental benefits added by a rider will not continue beyond the termination date described in the rider.

3

Dividends

The policy is non-participating. This means that no dividends will be paid on the policy. The policy will not share in our profits or surplus earnings.

Valuation of Units

Each variable investment division’s unit value was arbitrarily set at $1.00 when the variable investment division was established. The unit value is determined on each business day by multiplying the unit value for the variable investment division on the prior business day by the variable investment division’s net investment factor for the current business day.

Net Investment Factor. The net investment factor is an index used to measure the investment performance of a variable investment division from one business day to the next. The net investment factor for any variable investment division for any business day is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is:

(1)	the net asset value per share of the portfolio shares held in the variable investment division determined at the end of the current business day; plus

(2)	the per share amount of any dividend or capital gain distributions on the portfolio shares held in the variable investment division, if the “ex-dividend” date occurs during the current business day; plus or minus

(3)	a charge or credit for any taxes reserved for the current business day which we determine to have resulted from the investment operations of the variable investment division;

(b)	is:

(1)	the net asset value per share of the portfolio shares held in the variable investment division, determined at the end of the last prior business day; plus or minus

(2)	the charge or credit for any taxes reserved for the last prior business day; and

(c)	is a deduction for the current mortality and expense risk charge.

Reduction in Charges for Certain Groups

We do waive or reduce the administrative charge, the guaranteed death benefit charge, the premium expense charge, and the surrender charges on policies that have been sold to:

(a)	our employees and sales representatives, or those of our affiliates or distributors of the policy; or

(b)	individuals or groups of individuals where the sale of the policy results in savings of administrative or commission expenses.

4

Performance Data

Yields and Total Returns

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the portfolios or the variable investment divisions. These figures are based on historical earnings and do not indicate or project future performance. Effective yields and total returns for a variable investment division are based on the investment performance of the corresponding portfolio. A portfolio’s performance reflects the portfolio’s expenses (see the prospectuses for the underlying mutual fund portfolios), but does not reflect any of the policy level or variable account asset based charges, which if reflected would result in substantially lower performance figures. Performance figures for the variable investment divisions may reflect deduction of the mortality and expense risk charge, but may not reflect other policy level charges (such as the monthly deduction, premium expense charges, rider charges, transaction fees, or surrender charges) which if reflected would result in substantially lower performance figures.

In advertising and sales literature, the performance of each variable investment division may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the variable investment divisions. Lipper Analytical Services, Inc. (“Lipper”) and Variable Annuity Research Data Service (“VARDS”) are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, surrender charges, insurance or risk charges, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature may also compare the performance of each variable investment division to the Standard & Poor’s Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as sources of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a variable investment division’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from variable investment division investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolio in which a variable investment division invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations which illustrate variations of the death benefit, policy values, and accumulated payments under your policy.

5

Other Information

Underwriters

Sterne Agee Financial Services, Inc., 800 Shades Creek Parkway, Suite 575, Birmingham, Alabama 35209, is the principal underwriter of the policies. For each of the last three fiscal years, the principal underwriter(s) received the following sales compensation with respect to the policies:

Fiscal year	Aggregate Amount of Commissions Paid To Sterne Agee Financial Services, Inc. *
2003	$179,433.61
2004	$163,736.16
2005	$139,142.79

*	Includes sales compensation paid to registered persons of Sterne Agee Financial Services, Inc. or to other selling firms. We have no information as to the amount retained by the principal underwriter.

Commissions payable for policy sales are 75% of first-year premiums up to the target premium. For each premium received following an increase in base face amount, a commission on such premiums will be paid up to the target premium for the increase in each year; the commission will be calculated using the commission rates for the corresponding policy year. We pay commissions for substandard risk and rider premiums based on our rules at the time of payment. Additional amounts may be paid and expenses may be reimbursed based on various factors.

Experts

The balance sheets of United Investors Life Insurance Company as of December 31, 2005 and 2004 and the related statements of operations, comprehensive income, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2005 and the balance sheets of the portfolios of United Investors Universal Life Variable Account as of December 31, 2005 and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2005 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP is located at JP Morgan Chase Tower, 2200 Ross Avenue, Suite 1600, Dallas, Texas 75201-6778.

Actuarial matters included in the prospectus and Statement of Additional Information have been examined by W. Thomas Aycock, Senior Vice President and Chief Actuary of United Investors, whose opinion is filed as an exhibit to the registration statement.

Potential Conflicts of Interest

In addition to the Variable Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither we nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio’s Board of Directors (Trustees) will monitor events in order to identify any material conflicts

6

between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in Federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a portfolio’s Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

The portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners of this policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the portfolio as an investment option under the policies or replacing the portfolio with another portfolio.

Reports to Owners

At least once a year, you will be sent a report showing information about your policy for the period covered by the report. You will also be sent an annual and a semi-annual report for each portfolio underlying a variable investment division to which you have allocated net premiums or transferred policy value, as required by the 1940 Act. In addition you will receive a written confirmation of each transaction when you pay premiums (except for premiums paid by automatic deduction from your checking account), make a partial surrender, make transfers, or take out a policy loan. Other items (e.g., monthly deductions and premiums paid by automatic deduction from your checking account) will be confirmed only in the annual or other periodic statement.

Legal Matters

Legal advice regarding certain matters relating to Federal securities laws has been provided by Sutherland Asbill & Brennan LLP of Washington, D.C.

Additional Information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, DC 20549.

Financial Statements

The financial statements of United Investors, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

7

United Investors Life

Insurance Company

Financial Statements as of December 31,

2005 and 2004, and for the Years Ended

December 31, 2005, 2004, and 2003, and

Independent Auditors’ Report

UNITED INVESTORS LIFE INSURANCE COMPANY

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of

United Investors Life Insurance Company:

We have audited the accompanying balance sheets of United Investors Life Insurance Company (“United Investors”) as of December 31, 2005 and 2004, and the related statements of operations, comprehensive income, shareholders’ equity, and cash flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of United Investors’ management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. United Investors is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of United Investors’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of United Investors as of December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

As described in Note 1 to the financial statements, in 2004 United Investors changed its method of accounting for guaranteed minimum policy benefits in accordance with Statement of Position 03-1, Accounting and Reporting by Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. In addition, as described in Note 1 to the financial statements, in 2003 United Investors changed its method of accounting for an embedded derivative in a modified coinsurance agreement in accordance with Statement of Financial Accounting Standards No. 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments.

DELOITTE & TOUCHE LLP

Dallas, Texas

April 28, 2006

UNITED INVESTORS LIFE INSURANCE COMPANY

BALANCE SHEETS

AS OF DECEMBER 31, 2005 AND 2004

(Dollar amounts in thousands, except per-share data)

	2005	2004
ASSETS

INVESTMENTS:
Fixed maturities, available for sale, at fair value (amortized cost; 2005—$833,219, 2004—$808,091)	$871,781	$869,904
Preferred stock of affiliate—at fair value which approximates cost	240,412	240,412
Policy loans	26,606	25,526
Other long-term investments	16,961	21,769
Short-term investments	13,867	11,927

Total investments	1,169,627	1,169,538

ACCRUED INVESTMENT INCOME (Includes amounts from affiliates; 2005—$477, 2004—$477)	15,537	15,099

RECEIVABLES	4,387	5,677

DUE FROM AFFILIATE (Includes funds withheld on reinsurance; 2005—$409,605, 2004—$409,129)	432,993	417,130

DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE PURCHASED—net	219,717	229,307

GOODWILL	26,628	26,628

PROPERTY AND EQUIPMENT—net	87	129

OTHER ASSETS	668	523

SEPARATE ACCOUNT ASSETS	1,560,391	1,594,278

TOTAL	$3,430,035	$3,458,309

(Continued)

UNITED INVESTORS LIFE INSURANCE COMPANY

BALANCE SHEETS

AS OF DECEMBER 31, 2005 AND 2004

(Dollar amounts in thousands, except per-share data)

	2005	2004
LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES:
Policy liabilities:
Future policy benefits (includes reserves assumed from affiliates; 2005—$419,733, 2004—$418,500)	$996,571	$998,375
Unearned and advance premiums	1,975	2,026
Other policy benefits	12,451	10,799

Total policy liabilities	1,010,997	1,011,200

Deferred and accrued income taxes	119,990	133,058
Other liabilities	12,347	12,092
Due to affiliates	17,459	5,305
Separate account liabilities	1,560,391	1,594,278

Total liabilities	2,721,184	2,755,933

SHAREHOLDERS’ EQUITY:
Common stock, par value $6 per share authorized, issued and outstanding, 500,000 shares	3,000	3,000
Additional paid-in capital	351,860	351,556
Accumulated other comprehensive income	21,642	34,736
Retained earnings	332,349	313,084

Total shareholders’ equity	708,851	702,376

Total liabilities and shareholders’ equity	$3,430,035	$3,458,309

See notes to financial statements.	(Concluded)

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2005, 2004, AND 2003

(Dollar amounts in thousands)

	2005	2004	2003
REVENUE:
Premium income	$78,220	$81,857	$83,724
Policy charges and fees	46,581	49,576	53,452
Net investment income (includes amounts from affiliates (2005—$16,249, 2004—$16,246, 2003—$16,282))	72,847	71,693	71,701
Realized investment gains (losses) (includes amounts from affiliates (2005—$(4,808), 2004—$7,932, 2003—$6,234))	(6,437)	7,929	(3,262)
Other income	29,864	24,998	26,843

Total revenue	221,075	236,053	232,458

BENEFITS AND EXPENSES:
Policy benefits:
Individual life	67,103	68,594	67,430
Annuity	26,337	27,676	31,661

Total policy benefits	93,440	96,270	99,091

Amortization of deferred acquisition costs and value of insurance purchased	25,543	28,207	32,262
Commissions and premium taxes	5,496	6,107	6,589
Other operating expenses	7,429	11,124	8,285

Total benefits and expenses	131,908	141,708	146,227

INCOME BEFORE INCOME TAXES AND CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	89,167	94,345	86,231
INCOME TAXES	15,502	22,832	22,703

NET INCOME BEFORE THE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	73,665	71,513	63,528

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLES (Less applicable income tax benefit of $3,857 in 2004, and income tax expense of $7,025 in 2003)	—	(7,163)	13,046

NET INCOME	$73,665	$64,350	$76,574

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2005, 2004, AND 2003

(Dollar amounts in thousands)

	2005	2004	2003
Net income	$73,665	$64,350	$76,574
Other comprehensive income (loss):
Unrealized investment gains (losses):
Unrealized investment gains (losses) on securities:
Unrealized holding gains (losses) arising during period	(26,740)	(2,196)	32,597
Reclassification adjustment for (gains) losses on securities included in net income	1,629	3	(2,972)
Reclassification adjustment for amortization of premium	1,862	1,841	1,782

	(23,249)	(352)	31,407
Unrealized gains (losses), adjustment to deferred acquisition costs	3,104	(24)	(3,858)

Total unrealized gains (losses)	(20,145)	(376)	27,549
Applicable income tax benefit (expense)	7,051	131	(9,642)

Other comprehensive income (loss)	(13,094)	(245)	17,907

Comprehensive income	$60,571	$64,105	$94,481

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF SHAREHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2005, 2004, AND 2003

(Dollar amounts in thousands)

	Common Stock	Additional Paid-in Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Shareholders’ Equity
BALANCE—January 1, 2003	$3,000	$351,408	$17,074	$263,060	$634,542
Comprehensive income			17,907	76,574	94,481
Dividends				(26,900)	(26,900)
Exercise of stock options		68			68

BALANCE—December 31, 2003	3,000	351,476	34,981	312,734	702,191
Comprehensive income			(245)	64,350	64,105
Dividends				(64,000)	(64,000)
Exercise of stock options		80			80

BALANCE—December 31, 2004	3,000	351,556	34,736	313,084	702,376
Comprehensive income			(13,094)	73,665	60,571
Dividends				(54,400)	(54,400)
Exercise of stock options		304			304

BALANCE—December 31, 2005	$3,000	$351,860	$21,642	$332,349	$708,851

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2005, 2004, AND 2003

(Dollar amounts in thousands)

	2005	2004	2003
OPERATING ACTIVITIES:
Net income	$73,665	$64,350	$76,574
Adjustments to reconcile net income to net cash provided from operations:
Increase in future policy benefits	1,122	30,539	104,166
Increase in other policy liabilities	1,601	207	1,412
Deferral of policy acquisition costs	(12,849)	(18,959)	(13,324)
Amortization of deferred acquisition costs and value of insurance purchased	25,543	32,361	32,262
Change in deferred and accrued income taxes	(6,017)	(2,031)	15,277
Depreciation and amortization	1,905	1,913	1,875
Realized (gains) losses on sale of investments and properties	6,437	(7,929)	3,262
Change in accounting principle	—	11,020	(20,071)
Change in funds withheld on reinsurance	(476)	(34,959)	(109,708)
Other accruals and adjustments	(3,578)	336	(2,908)

Net cash provided by operating activities	87,353	76,848	88,817

INVESTING ACTIVITIES:
Investments sold or matured:
Fixed maturities available for sale—sold	5,915	5,404	36,156
Fixed maturities available for sale—matured, called, and repaid	54,407	58,725	60,741

Total investments sold or matured	60,322	64,129	96,897

Acquisition of investments:
Fixed maturities—available for sale	(88,941)	(74,264)	(179,755)
Net increase in policy loans	(1,080)	(1,468)	(951)

Total acquisition of investments	(90,021)	(75,732)	(180,706)

Net (increase) decrease in short-term investments	(1,940)	(4,486)	2,843

Net change in receivable for securities	1,611	1,391	2,943

Additions of properties	—	—	(16)

Net cash used in investing activities	(30,028)	(14,698)	(78,039)

FINANCING ACTIVITIES:
Cash dividends paid to shareholders	(54,400)	(64,000)	(26,900)
Funds loaned to affiliates	(110,800)	(85,000)	(106,000)
Funds repaid by affiliates	110,800	85,000	106,000
Funds borrowed from affiliates	104,600	78,500	112,000
Funds repaid to affiliates	(104,600)	(78,500)	(112,000)
Net (payments) receipts from deposit product operations	(2,925)	1,850	16,122

Net cash used in financing activities	(57,325)	(62,150)	(10,778)

NET INCREASE (DECREASE) IN CASH

CASH—Beginning of year	—	—	—

CASH—End of year	$—	$—	$—

See notes to financial statements.

UNITED INVESTORS LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

(Dollar amounts in thousands, except per-share data)

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business—United Investors Life Insurance Company (“United Investors”) is a life insurer licensed in 49 states. United Investors offers a full range of life, annuity, and variable products through its agents and is subject to competition from other insurers throughout the United States. United Investors is subject to regulation by the insurance department of states in which it is licensed, and undergoes periodic examinations by those departments.

Estimates—In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.

The estimates susceptible to significant change are those used in amortizing deferred acquisition costs, and in determining the liabilities for policy reserves, losses, and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

Basis of Presentation—The accompanying financial statements include the accounts of United Investors, an indirect wholly owned subsidiary of Torchmark Corporation (“TMK”). United Investors is owned by Liberty National Life Insurance Company (“Liberty National”) (81.18%) and TMK (18.82%). Liberty National is a wholly owned TMK subsidiary. The financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America (“GAAP”).

Investments—United Investors classifies all of its fixed maturity investments, which include bonds and redeemable preferred stocks, as available for sale. Investments classified as available for sale are carried at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in accumulated other comprehensive income. Investments in equity securities, which include nonredeemable preferred stocks, are reported at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in accumulated other comprehensive income. Policy loans are carried at unpaid principal balances. Short-term investments include investments in certificates of deposit and other interest-bearing time deposits with original maturities within twelve months. Other long-term investments consist of the fair value of the embedded derivative related to United Investors’ modified coinsurance agreement.

Gains and losses realized on the disposition of investments are recognized as revenue and are determined on a specific identification basis. Realized investment gains and losses and investment income attributable to separate accounts are credited to the separate accounts and have no effect on United Investors’ net income. Investment income attributable to other insurance policies and products is included in United Investors’ net investment income. Net investment income for the years ended December 31, 2005, 2004, and 2003, included approximately $34,106, $33,966, and $35,211, respectively, which was allocable to policyholder reserves or accounts. Realized investment gains and losses are not allocated to insurance policyholders’ liabilities.

Impairment of Investments—In March 2004, the Emerging Issues Task Force reached a consensus concerning Issue 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to

Certain Investments (“EITF 03-1”). It calls for evaluation of all of United Investors’ fixed-maturity and equity investments for other-than-temporary impairment each reporting period using a three-step approach. First, evaluate if the investment is impaired (fair value is less than cost or amortized cost). Second, determine whether the impairment is other-than-temporary. While specific procedures are outlined, this step requires considerable evidence-based judgment as to the ultimate recoverability of amounts due, taking into account the severity and duration of the impairment. An assessment of the ability and intent to hold the security to recovery is also a factor. In the event there is an other-than-temporary impairment, the third step involves a write-down of the cost basis of the security to fair value, which becomes the new cost basis. EITF 03-1 also calls for certain disclosures.

This new accounting rule was to be effective for United Investors beginning July 1, 2004. However, in the third quarter of 2004, the FASB deferred the effective date of certain portions of this rule until it could be further considered. The portions deferred related to steps two and three in the impairment analysis above. In November, 2005, the FASB released FASB Staff Position 115-1 and 124-1, The Meaning of Other Than-Temporary Impairment and Its Application to Certain Investments, providing further guidance on the impairment issues. This document is effective for United Investors as of January 1, 2006. It essentially retains the three-step model of EITF 03-1, replacing only the step two procedures with guidance previously in effect before EITF 03-1 was issued. This guidance was historically utilized by United Investors in evaluating other-than-temporary impairment. The disclosures called for by EITF 03-1 were maintained, and appear in Note 3-Investments. At the present time, United Investors evaluates securities for other-than-temporary impairment as described in Note 3. If a security is determined to be other-than-temporarily impaired, the cost basis of the security is written down to fair value and is treated as a realized loss. Historically, investment income on other-than-temporarily impaired investments which is past due has not been recorded until received. Under the new FSP, the written-down security will be amortized and revenue recognized in accordance with estimated future cash flows.

Determination of Fair Values of Financial Instruments—Fair values for cash, short-term investments, receivables and payables approximate carrying value. Fair values for investment securities are based on quoted market prices, where available. Otherwise, fair values are based on quoted market prices of comparable instruments. Policy loans, which have indeterminate maturities and bear interest at rates ranging from 4% to 8%, are an integral part of the life insurance policies which United Investors has in force and, in United Investors’ opinion, cannot be valued separately.

Cash—Cash consists of balances on hand and on deposit in banks and financial institutions.

Embedded Derivative—In April 2003, the FASB issued SFAS No. 133 Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments (“Issue B36”). Issue B36 was effective for United Investors as of October 1, 2003. Issue B36 concluded that certain modified coinsurance agreements include an embedded derivative. United Investors has such an agreement. United Investors’ “Due from Affiliates” includes funds withheld on reinsurance agreements. These amounts represent funds contractually withheld by a ceding Torchmark affiliated insurance carrier in accordance with an annuity reinsurance agreement. This agreement is written on a modified-coinsurance, funds-withheld basis, with assets equal to the net statutory reserves being withheld and legally owned by the ceding company. Income on the assets accrues to United Investors as defined by the treaty terms. United Investors, as the assuming company, assumes the credit and interest-rate risk for the changes in the fair value of these assets, even though they are owned by the ceding company. Therefore, in accordance with Issue B36, this exchange of risk is considered to be an embedded derivative. This derivative must be measured at fair value and is carried as “Other Long-Term Investments” on the balance sheet. Changes in the value of this asset are reported in income (realized investment gains (losses)), although it is a noncash adjustment. The fair value of this instrument is affected by changes in the cash flows of the underlying annuity contracts, changes in interest rates, and changes in credit risks of the assets held by the ceding company. Upon adoption of Issue B36 at October 1, 2003, United Investors recorded an asset in the amount of $20,071 for this embedded derivative. The establishment of this asset has been recorded as an after-tax cumulative effect of a change in accounting principle of $13,046 in the 2003 statement of operations.

Recognition of Premium Revenue and Related Expenses—Premiums for insurance contracts, which are not defined as universal life-type contracts according to the Financial Accounting Standards Board’s Statement of Financial Accounting Standards (“SFAS”) No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, are recognized as revenue over the premium-paying period of the policy. Premiums for limited-payment life insurance contracts as defined by SFAS No. 97 are recognized over the contract period. Premiums for universal life-type and annuity contracts are added to the policy account value, and revenues from such products are recognized as charges to the policy account value for mortality, administration, and surrenders (retrospective deposit method). Variable life and annuity products are also assessed an investment management fee and a sales charge. Life premium includes policy charges of $22,071, $22,094, and $22,386 for the years ended December 31, 2005, 2004, and 2003, respectively. Other premium includes annuity policy charges for the years ended December 31, 2005, 2004, and 2003, of $24,510, $27,482, and $31,066, respectively. Profits are also earned to the extent that investment income exceeds policy liability requirements. The related benefits and expenses are matched with revenues by means of the provision for future policy benefits and the amortization of deferred acquisition costs in a manner which recognizes profits as they are earned over the same period.

Future Policy Benefits—The liability for future policy benefits for universal life-type products and annuities according to SFAS No. 97 is represented by policy account value. The liability for future policy benefits for all other life products is provided on the net level premium method based on estimated investment yields, mortality, persistency, and other assumptions which were considered appropriate at the time the policies were issued. Assumptions used are based on United Investors’ experience with similar products. For the majority of United Investors’ insurance products, the assumptions used were those considered to be appropriate at the time the policies were issued. Once established, assumptions are generally not changed. An additional provision is made on most products to allow for possible adverse deviation from the assumptions assumed. These estimates are periodically reviewed and compared with actual experience. If it is determined that future experience will probably differ significantly from that previously assumed, the estimates are revised. Additionally, significantly different assumptions could result in materially different reported amounts.

Deferred Acquisition Costs and Value of Insurance Purchased—The costs of acquiring new insurance business are generally deferred and recorded as an asset. Deferred acquisition costs consist primarily of sales commissions and other underwriting costs of new insurance sales. Additionally, deferred acquisition costs include the value of insurance purchased, which are the costs of acquiring blocks of insurance from other companies or through the acquisition of other companies. Deferred acquisition costs and the value of insurance purchased are amortized in a systematic manner which matches these costs with the associated revenues. Policies other than universal life-type policies are amortized with interest over the estimated premium-paying period of the policies in a manner which charges each year’s operations in proportion to the receipt of premium income. Limited-payment contracts are amortized over the contract period. Universal life-type policies are amortized with interest in proportion to estimated gross profits. The assumptions used to amortize acquisition costs with regard to interest, mortality and persistency are consistent with those used to estimate the liability for future policy benefits. For interest-sensitive and deposit-balance type products, these assumptions are reviewed on a regular basis and are revised if actual experience differs significantly from original expectations. Deferred acquisition costs are subject to periodic recoverability and loss recognition testing. These tests ensure that the present value of future contract-related cash flows will support the capitalized deferred acquisition cost asset. These cash flows consist primarily of premium income, less benefits and expenses taking inflation into account. The present value of these cash flows, less the benefit reserve, is then compared with the unamortized deferred acquisition cost balance. In the event the estimated present value of net cash flows is less, this deficiency would be charged to expense as a component of amortization and the asset balance is reduced by a like amount. Different assumptions with regard to deferred acquisition costs could produce materially different amounts of amortization.

Policy Claims and Other Benefits Payable – United Investors establishes a liability for known policy benefits payable and an estimate of claims that have been incurred but not yet reported to the Company. The estimate of unreported claims is based on prior experience. United Investors makes an estimate after careful evaluation of all information available to the Company. However, there is no certainty the stated liability for claims and other benefits, including the estimate of unsubmitted claims, will be United Investors’ ultimate obligation.

Separate Accounts—Separate accounts have been established in connection with United Investors’ variable life and annuity businesses. The investments held for the benefit of contract holders (stated at fair value) are reported as “Separate account assets” and the corresponding deposit balance liabilities are reported as “Separate account liabilities.” The separate account investment portfolios and liabilities are segregated from United Investors’ other assets and liabilities and these assets are invested in mutual funds of various unaffiliated mutual fund providers. Deposit collections, investment income, and realized and unrealized gains and losses on separate accounts accrue directly to the contract holders. Therefore, these items are added to the separate account balance and are not reflected in income. Fees are charged to the deposit balance for insurance risk, administration, and surrender. There is also a sales charge and an investment management fee. These fees and charges are included in premium revenues.

Guaranteed Minimum Policy Benefits—United Investors’ variable annuity contracts generally provide contractual guarantees in the event of death of the contract holder to at least provide the return of the total deposits made to the contract, net of withdrawals. In some cases, they provide other additional minimum amounts.

In 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1, Accounting and Reporting by Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (“SOP 03-1”), which was adopted by United Investors on January 1, 2004. This Statement covers various aspects of accounting for nontraditional product features in order to increase uniformity in practice. The primary issue in the Statement affecting United Investors is the accounting for liabilities for certain guaranteed minimum policy benefits on United Investors’ variable annuities. Upon adoption, United Investors established a liability for these guaranteed minimum policy benefits in the amount of $8,244 and wrote down deferred acquisition costs in the amount of $2,776. As a result, United Investors recorded a charge in the amount of $11,020 before tax ($7,163 after tax) to reflect the guaranteed benefits. This charge was reported as a cumulative effect of a change in accounting principle in the 2004 statement of operations.

Subsequent to adoption, the liability for these minimum guarantees is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. United Investors regularly evaluates estimates used. If actual experience or other evidence suggests that earlier assumptions should be revised, United Investors adjusts the additional liability balance with a related charge or credit to benefit expense.

The liability for United Investors’ guaranteed minimum death benefits on its variable products are determined using actuarial methods and assumptions including mortality, lapses, and interest.

Periodically, these assumptions are “unlocked” or revised. During 2005, the assumptions to calculate these guaranteed minimum death benefits were unlocked. At September 30, 2005, United Investors determined these guaranteed minimum death benefits using 200 representative economic scenarios along with the following assumptions:

•	Mortality—80% of the 1994 Minimum Guaranteed Death Benefit mortality tables

•	Lapse rate—5% per year

•	Discount rate—6%

All of United Investors guaranteed minimum death benefits provide contractual guarantees in the event of death of the contract holder (or in some cases the annuitant). These benefits provide at least a return of the total deposits made to the contract, adjusted for withdrawals. Under certain conditions, they also provide that the benefit will not be less than the highest contract value on certain specified anniversaries, adjusted for additional deposits and withdrawals after those anniversaries.

At December 31, 2005, the separate account liability balance subject to guaranteed minimum benefits was $1.4 billion. The net amount at risk, which is defined as the current minimum guaranteed death benefit in excess of the current account balance, was $51 million. The weighted-average attained age of contract holders was 65 years. The assets supporting the separate accounts with the additional guaranteed benefit liabilities were invested solely in mutual funds of unaffiliated mutual fund providers.

The amount of liabilities and the incurred and paid amounts for 2005 were:

Amount
Balance—January 1, 2005	$3,676
Incurred guaranteed benefits	1,773
Paid guaranteed benefits	(2,299)

Balance—December 31, 2005, before unlocking	3,150
Adjustments due to unlocking	372

Balance—December 31, 2005, after unlocking	$3,522

The unlocking of assumptions also resulted in an increase in the associated deferred acquisition cost assets of approximately $1,000. The net effect of the unlocking was an increase in reported income of $347.

Income Taxes—Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement book values and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Interest Expense—Interest expense includes interest on borrowed funds not used in the production of investment income. Interest expense relating to the production of investment income is deducted from investment income.

Property and Equipment—Property and equipment is reported at cost less allowances for depreciation. Depreciation is recorded primarily on the straight-line method over the estimated useful lives of these assets which range from two to ten years. Ordinary maintenance and repairs are charged to income as incurred. Impairments, if any, are accounted for in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.

Goodwill—The excess cost of businesses acquired over the fair value of their net assets is reported as goodwill. In accordance with SFAS No. 142, Goodwill and Other Intangible Assets, goodwill is subject to annual impairment testing based on the procedures outlined in the Statement. Amortization of goodwill is not permitted. United Investors tested its goodwill annually in each of the years 2003 through 2005. As a result of the tests, United Investors’ goodwill was not impaired in any of the periods. Therefore, United Investors continues to carry its goodwill at the January 1, 2003, balance of $26,628.

Stock Options—Certain employees of United Investors have been granted options to buy shares of TMK common stock, generally at the market value of the stock on the date of grant, under the provisions of various TMK stock option plans. United Investors accounts for employee stock options in accordance with SFAS No. 123, Accounting for Stock-Based Compensation, as amended by SFAS No. 148, Accounting for Stock-Based Compensation—Transition, which defines a “fair value method” of measuring and accounting for compensation expense from employee stock options. This standard also allows accounting for such options under the “intrinsic value method” in accordance with Accounting Principles Board (“APB”) Opinion No. 25, Accounting for Stock Issued to Employees (“APB 25”) and related interpretations. If a company elects to use the intrinsic value method, then pro forma disclosures of earnings and earnings per share are required as if the fair value method of accounting was applied.

United Investors has elected to account for employee stock options under the intrinsic value method as outlined in APB 25, and has therefore computed the required pro forma earnings disclosures utilizing the fair value method. The fair value method requires the use of an option valuation model, such as the Black-Scholes option valuation model, to value employee stock options. Compensation expense is based on these values. The expense is then reflected as a charge to pro forma earnings over the option vesting period. Under the intrinsic value method, compensation expense for United Investors’ employee option grants under the TMK stock options plans is only recognized if the exercise price of the employee stock option is less than the market price of the underlying common stock on the date of grant.

United Investors’ pro forma earnings information is presented in the following table. The effects of applying SFAS 123 in the pro forma disclosures are not necessarily indicative of future amounts.

	Year Ended December 31
	2005	2004	2003
Net income as reported	$73,665	$64,350	$76,574
After tax effect of stock-based compensation—fair value method	(308)	(88)	(98)

Pro forma net income	$73,357	$64,262	$76,476

In the second quarter of 2005, United Investors executed a voluntary option exercise and restoration program whereby directors and employees exercised their vested options and received a lesser number of new grants at the then current market price. All of these options vested during 2005. As a result of this transaction, United Investors incurred $180 in pro forma after-tax option expense in 2005. Additionally, a grant to executives made in December 2004, vested in June 2005. This grant accounted for $79 of 2005 after-tax pro forma expense.

In December 2004, the FASB revised Statement 123, Share-Based Payment (Statement 123R), originally effective for United Investors as of July 1, 2005. In April, 2005, the Securities and Exchange Commission deferred the effective date applicable to United Investors to January 1, 2006. This Statement will require United Investors to record an expense in the financial statements for stock options based on the “fair value method,” as presented in the pro forma disclosure above. While restatement of prior periods is permitted, the Statement also permits a “modified prospective” method of adoption, whereby the expense of all unvested options as of January 1, 2006, and options granted subsequent to January 1, 2006, are expensed in accordance with the Statement after that date and prior years are not restated. United Investors will elect the modified prospective method of adoption. United Investors plans to continue to use the Black Scholes model to value its options under SFAS 123R.

The new Statement will cause minor changes to the option expense computations for United Investors going forward from the pro forma expense computation previously reported as follows:

1)	forfeiture credits are estimated at the time of grant instead of being reported when incurred.

2)	if an option fully vests upon an optionee’s retirement, the expense is accelerated to the earlier retirement date rather than the option’s normal vesting date as previously recorded.

3)	if the deferred tax benefits recorded in connection with option exceeds the actual tax benefit realized upon exercise and the cumulative pool of such actual tax benefits allowed by the Statement, there would be an additional charge for such excess taxes.

Had these rules been in effect in each of the three years ended December 31, 2005, option expense would not have varied materially from the pro forma results presented above. Furthermore, United Investors does not expect any of these new rules to materially affect option expense in future periods from that presented in the pro forma results, after removing the additional pro forma expense for the options granted in May, 2005 and in December, 2004 described above. The Company presently estimates 2006 after-tax stock option expense to be approximately $36.

Reclassifications— Certain amounts in the financial statements presented have been reclassified from amounts previously reported in order to be comparable between years. These reclassifications have no effect on previously reported shareholders’ equity or net income during the periods involved.

2.	STATUTORY ACCOUNTING

United Investors is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from GAAP. Net income and capital and surplus on a statutory basis for United Investors were as follows:

Net Income Year Ended December 31,			Capital and Surplus at December 31
2005	2004	2003	2005	2004
$72,653	$54,362	$63,047	$298,649	$206,276

Regulatory restrictions exist on the transfer of funds from insurance companies. In the absence of special approval, these restrictions generally limit the payment of dividends by stock life insurance companies in any one year to an amount equal to the greater of statutory net gain from operations from the previous year or 10% of surplus as regards to policy holders reported for the previous year. Additionally, insurance companies are not permitted to distribute the excess of shareholders’ equity as determined on a GAAP basis over that determined on a statutory basis. Restricted net assets at December 31, 2005, in compliance with all regulations were $410,201. Without formal regulatory approval, United Investors can pay its stockholders dividends of approximately $74,456 in 2006, which represents net gain on a statutory basis before realized gains and losses.

The State of Missouri requires that a risk based capital formula be applied to all life and health insurers. The risk-based capital (“RBC”) formula is a threshold formula rather than a target capital formula. It is designed only to identify companies that require regulatory attention and is not to be used to rate or rank companies that are adequately capitalized. United Investors exceeded the minimum RBC requirements as of December 31, 2005 and 2004.

3.	INVESTMENTS

Investment income is summarized as follows:

	2005	2004	2003
Fixed maturities	$56,518	$55,195	$53,899
Policy loans	1,819	1,717	1,654
Other long-term investments	62	74	2,009
Short-term investments	252	121	180
Interest and dividends from affiliates	16,249	16,246	16,282

	74,900	73,353	74,024

Less investment expense	(2,053)	(1,660)	(2,323)

Net investment income	$72,847	$71,693	$71,701

Analysis of gains (losses) from investments—
Realized investment gains (losses):
Fixed maturities	$(1,629)	$(3)	$2,972
Change in derivative value	(4,808)	7,932	(6,234)

	$(6,437)	$7,929	$(3,262)

A summary of fixed maturities available for sale by amortized cost, gross unrealized gains and losses, fair value and carrying value at December 31, 2005 and 2004, is as follows:

2005	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed maturities available for sale:
Bonds:
U.S. government direct obligations and agencies	$5,763	$83	$(11)	$5,835
Government-Sponsored Enterprise	17,438	—	(190)	17,248
GNMA’s	4,863	334	—	5,197
Other mortgage-backed securities	4,817	273	—	5,090
Foreign governments	1,210	422	—	1,632
Public utilities	86,097	5,723	—	91,820
Industrial and miscellaneous	561,887	28,786	(2,829)	587,844
Asset-backed securities	4,851	48	(10)	4,889
Redeemable preferred stocks	146,293	7,431	(1,498)	152,226

Total fixed maturities	$833,219	$43,100	$(4,538)	$871,781

2004	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed maturities available for sale:
Bonds:
U.S. government direct obligations and agencies	$4,402	$154	$(27)	$4,529
Government-Sponsored Enterprises	9,964	30	—	9,994
GNMA’s	7,476	610	—	8,086
Other mortgage-backed securities	5,026	542	—	5,568
Foreign governments	1,243	385	—	1,628
Public utilities	121,697	10,235	(216)	131,716
Industrial and miscellaneous	518,828	40,106	(956)	557,978
Asset-backed securities	4,875	50	(10)	4,915
Redeemable preferred stocks	134,580	11,376	(466)	145,490

Total fixed maturities	$808,091	$63,518	$(1,675)	$869,904

A schedule of fixed maturities by contractual maturity at December 31, 2005, is shown below on an amortized cost basis and on a fair value basis. Actual maturities could differ from contractual maturities due to call or prepayment provisions.

	Amortized Cost	Fair Value
Fixed maturities available for sale:
Due in one year or less	$27,587	$27,933
Due after one year through five years	197,292	204,903
Due after five years through ten years	114,397	120,723
Due after ten years	479,412	503,046

	818,688	856,605
Mortgage-backed and asset-backed securities	14,531	15,176

	$833,219	$871,781

Proceeds from sales of fixed maturities available for sale were $5,915 in 2005, $5,404 in 2004, and $36,156 in 2003. Gross gains realized on these sales were $3 in 2005, $264 in 2004, and $4,610 in 2003. Gross losses realized on these sales were $2,987 in 2005, $49 in 2004, and $2,363 in 2003.

No sales of equity securities occurred in 2005, 2004, and 2003.

During the years ended December 31, 2005, 2004, and 2003, United Investors realized no losses related to declines in fair value of certain available for sale investments that management deemed to be other than temporary.

United Investors’ portfolio of fixed maturities fluctuates in value based on interest rates in financial markets and other economic factors. These fluctuations caused by market rate changes have little bearing on whether or not the investment will be ultimately recoverable. Therefore, United Investors considers these declines in value as temporary even in periods exceeding one year. In certain circumstances, however, it may become apparent that the principal of an investment may not be recoverable, generally due to factors specific to an individual issuer and not market interest rates. In this event, United Investors classifies such investments as other-than-temporarily impaired and writes the investment down to fair value, realizing an investment loss. The determination that a security is other-than-temporarily impaired is highly subjective and involves the careful consideration of many factors. These factors include:

•	Default on a payment

•	Issuer has declared bankruptcy

•	Severe deterioration in market value

•	Deterioration in credit quality as indicated by credit ratings

•	Issuer having serious financial difficulties as reported in the media

•	News releases by issuer

•	Information disseminated through the investment community

•	Length of time (duration) security has been impaired

While all available information is taken into account, it is difficult to predict the ultimately recoverable amount of a distressed or impaired security. As of December 31, 2005, United Investors has no information available to cause it to believe that any of its investments are other-than-temporarily impaired.

The following table discloses unrealized investment losses by class of investment at December 31, 2005 and 2004. United Investors considers these investments to be only temporarily impaired.

	Analysis of Gross Unrealized Investment Losses
	At December 31, 2005
	Less than Twelve Months		Twelve Months or Longer		Total
Description of Securities	Market Value	Unrealized Loss	Market Value	Unrealized Loss	Market Value	Unrealized Loss
U.S. government and agency	$—	$—	$2,258	$(11)	$2,258	$(11)
Government-Sponsored Enterprise	17,248	(190)	—	—	17,248	(190)
Corporates	108,713	(3,437)	17,205	(900)	125,918	(4,337)

Total fixed maturities	$125,961	$(3,627)	$19,463	$(911)	$145,424	$(4,538)

	Analysis of Gross Unrealized Investment Losses
	At December 31, 2004
	Less than Twelve Months		Twelve Months or Longer		Total
Description of Securities	Market Value	Unrealized Loss	Market Value	Unrealized Loss	Market Value	Unrealized Loss
U.S. government and agency	$2,261	$(27)	$—	$—	$2,261	$(27)
Corporates	36,157	(872)	21,756	(776)	57,913	(1,648)

Total fixed maturities	$38,418	$(899)	$21,756	$(776)	$60,174	$(1,675)

4.	DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE PURCHASED

An analysis of deferred acquisition costs (“DAC”) and value of insurance purchased (“VOBA”) is as follows:

	DAC and VOBA
	2005	2004	2003
Balance—beginning of year	$229,307	$245,485	$268,281
Additions:
Deferred during period:
Commissions	9,520	13,854	17,245
Return of commissions (1)	—	—	(10,857)
Other expenses	3,329	5,105	6,936

Total deferred	12,849	18,959	13,324
Deductions:
Amortized during period	(26,403)	(28,207)	(32,262)
Unlocking adjustment (2)	860	(4,130)	—
Adoption of SOP 03-01	—	(2,776)	—
Adjustment attributable to unrealized investment gains (3)	3,104	(24)	(3,858)

Total deductions	(22,439)	(35,137)	(36,120)

Balance—end of year	$219,717	$229,307	$245,485

(1)	In 2003, $10,857 in disputed commissions paid in prior years to Waddell & Reed were returned in settlement. This amount reduced deferred commissions.
(2)	The unlocking adjustment resulted from revisions to actuarial assumptions related to guaranteed minimum policy benefits in United Investors’ variable annuity business.
(3)	Represents amounts pertaining to investments relating to universal life-type products.

The balance at end of year in the table above includes unamortized VOBA of $1,395, $1,446, and $1,509 at December 31, 2005, 2004, and 2003, respectively. The amount of interest accrued on the unamortized balance of VOBA was approximately $85, $89, and $92 for the years ended December 31, 2005, 2004, and 2003, respectively. The average interest accrual rate used was 6.00% for the three-year period, 2003 to 2005. The estimated amount of the unamortized VOBA at December 31, 2005, to be amortized during each of the next five years is 2006—$56; 2007—$54; 2008—$51; 2009—$49 and 2010—$47.

In the event of lapses or early withdrawals in excess of those assumed, DAC may not be recoverable.

5.	PROPERTY AND EQUIPMENT

A summary of property and equipment used in the business is as follows:

	2005		2004
	Cost	Accumulated Depreciation	Cost	Accumulated Depreciation
Data processing equipment	$595	$583	$595	$556
Furniture and office equipment	1,075	1,000	1,075	985

Total	$1,670	$1,583	$1,670	$1,541

Depreciation expense on property and equipment was $42, $72, and $93 for each of the years 2005, 2004, and 2003, respectively.

6.	FUTURE POLICY BENEFIT RESERVES

A summary of the assumptions used in determining the liability for future policy benefits at December 31, 2005, is as follows:

Interest assumptions:

	Individual Life Insurance
Years of Issue	Interest Rates	Percent of Liability
1962–2003	3.00% to 6.00%	35.6%
1986–1992	7.00% graded to 6.00%	20.8
1962–1985	8.50% graded to 6.00%	1.1
1981–1985	8.50% graded to 7.00%	0.1
1984–2003	Interest sensitive	42.4

		100.0%

Mortality assumptions:

The mortality tables used are various statutory mortality tables and modifications of:

1965–70 Select and ultimate table

1975–80 Select and ultimate table

Withdrawal assumptions:

Withdrawal assumptions are based on United Investors’ experience.

7.	INCOME TAXES

United Investors is included in the life-nonlife consolidated federal income tax return filed by TMK. Under the tax allocation agreement with TMK, a company with taxable income pays tax equal to the amount it would pay if it filed a separate tax return. A company with a loss is paid a tax benefit currently to the extent that affiliated companies with taxable income utilize that loss.

The components of income taxes were as follows:

	Year Ended December 31
	2005	2004	2003
Income tax expense	$15,502	$22,832	$22,703
Shareholders’ equity:
Unrealized investment gains (losses)	(7,051)	(131)	9,642
Tax basis compensation expense (from the exercise of stock options ) recognized for financial reporting purposes	(304)	(80)	(68)
Change in accounting principles	—	(3,857)	7,025

	$8,147	$18,764	$39,302

Income tax expense consists of:

	Year Ended December 31
	2005	2004	2003
Current income tax expense	$7,906	$13,503	$20,053
Deferred income tax expense	7,596	9,329	2,650

	$15,502	$22,832	$22,703

The effective income tax rate differed from the expected statutory rate of 35% in 2005, 2004, and 2003, as shown below:

	Year Ended December 31
	2005	%	2004	%	2003	%
Expected income taxes	$31,208	35%	$33,021	35%	$30,181	35%
Increase (reduction) in income taxes resulting from:
Tax-exempt investment income	(7,008)	(8)	(6,596)	(7)	(7,484)	(9)
Tax settlements	(12,327)	(14)	—	—	—	—
Other	3,629	4	(3,593)	(4)	6

Income tax expense	$15,502	17%	$22,832	24%	$22,703	26%

The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below:

	Year Ended December 31
	2005	2004	2003
Deferred tax assets—present value of future policy surrender charges	$12,586	$16,159	$20,181

Total gross deferred tax assets	12,586	16,159	20,181

Deferred tax liabilities:
Unrealized investment gains	11,654	18,705	18,836
Future policy benefits and unearned and advance premiums	54,595	46,424	42,090
Deferred acquisition costs	59,844	63,090	68,431
Other	7,164	8,066	5,609

Total gross deferred tax liabilities	133,257	136,285	134,966

Net deferred tax liability	$120,671	$120,126	$114,785

United Investors’ Federal Income tax returns are routinely audited by the Internal Revenue Service (IRS). In the fourth quarter of 2005, the Appeals division of the IRS and TMK agreed to settle all issues with respect to the Company’s 1996 and 1997 tax years. As a result, United Investors recorded a $12,327 tax benefit in 2005 to reflect the impact of this settlement on the tax years covered by the examination as well as other years prior to 2005 to which these issues apply. The benefit relates primarily to United Investors’ computation of the dividends received deduction on its separate accounts and the amount of the life insurance reserves for income tax purposes. The IRS has completed its examinations of United Investors’ 1998-2002 income tax returns, with most of the proposed adjustments being referred to Appeals. The Federal income tax returns for 2003 and 2004 are not currently under examination. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from the completed examinations, future tax examinations, and other tax-related matters for all open tax years.

A tax deferred component of statutory income accumulated prior to 1984 in a “policyholders’ surplus account” is not taxable unless it exceeds certain statutory limitations or is distributed to shareholders. As of December 31, 2004, United Investors had not recognized a deferred tax liability of approximately $2.2 million that related to this accumulated income as management considered the situations causing taxation of the account to be remote. During 2004, the American Jobs Creation Act of 2004 amended Federal income tax law to permit life insurance companies to distribute amounts from policyholders’ surplus accounts in 2005 and 2006 without incurring Federal income tax on the distributions. United Investors distributed to Liberty National Life, its parent company, all the amounts held in its policyholders’ surplus account in 2005, thereby permanently eliminating this potential tax liability for tax years after 2004.

The net deferred tax liability is included as a component of deferred and accrued income taxes on the balance sheet. A valuation allowance is to be provided when it is more likely than not that deferred tax assets will not be realized by the Company. No valuation allowance has been recorded since, in management’s judgment, United Investors will more likely than not have sufficient taxable income in future periods to fully realize its existing deferred tax assets.

8.	POSTRETIREMENT BENEFITS AND STOCK OPTION PLANS

Pension Plans—United Investors participates in retirement benefit plans and savings plans sponsored by Liberty National and TMK, which cover substantially all employees. There is also a nonqualified, noncontributory excess benefit pension plan which covers certain employees. The total cost of these retirement plans charged to United Investors’ operations was as follows:

Years Ended December 31	Defined Contribution Plans	Defined Benefit Pension Plans
2005	$40	$33
2004	23	130
2003	82	188

United Investors accrues expense for the defined contribution plans based on a percentage of the employees’ contributions. The plans are funded by the employee contributions and a United Investors contribution equal to the amount of accrued expense. Plan contributions are both mandatory and discretionary, depending on the terms of the plan.

Cost for the defined benefit pension plans has been calculated on the projected unit credit actuarial cost method. All plan measurements for the defined benefit plans are as of December 31 of the respective year. The defined benefit pension plans covering the majority of employees are funded. Contributions are made to the pension plans subject to minimums required by regulation and maximums allowed for tax purposes. As of December 31, 2005, United Investors estimates that a contribution amount not to exceed $15,000 will be made by TMK to the defined benefit pension plan during 2006.

Plan assets in the funded plans consist primarily of investments in marketable fixed maturities and equity securities and are valued at fair market value. The following table presents the assets of Torchmark’s defined benefit pension plans by component for the years ended December 31, 2005 and 2004.

	December 31
	2005		2004
	Amount	%	Amount	%
Corporate debt	$46,030	25	$49,976	28.0
Other fixed maturities	1,122	1	1,447	1.0
Equity securities	131,846	71	125,645	70.0
Securities of TMK	—	—	—	—
Short-term investments	5,492	3	2,786	1.0
Other	279	—	484	—

Total assets	$184,769	100	$180,338	100.0

Plan assets are managed by TMK. Investment objectives for plan assets include preservation of capital, preservation of purchasing power, and long-term growth. Preservation of capital is sought through investments made in high-quality securities with adequate diversification to minimize risk. The portfolio is monitored continuously for changes in quality and diversification mix. The preservation of purchasing power is intended to be accomplished through asset growth, exclusive of contributions and withdrawals, in excess of the rate of inflation. The intention is to maintain investments, that when combined with future plan contributions, will produce adequate long-term growth to provide for all plan obligations. It is also an objective that the portfolio’s investment return will meet or exceed the return of a balanced market index.

All of the securities in the portfolio are highly marketable so that there will be adequate liquidity to meet projected payments. There are no specific policies calling for asset durations to match those of benefit obligations.

Allowed investments are limited to equities, fixed maturities, and short-term investments (invested cash). Equities include common and preferred stocks, securities convertible into equities, and mutual funds that invest in equities. Fixed maturities consist of marketable debt securities rated invested grade at purchase by a major rating agency. Short-term investments include fixed maturities with maturities less than one year and invested cash. Target asset allocations are as follows with a twenty percent allowable variance as noted.

Asset Type	Target	Minimum	Maximum
Equities	65%	45%	85%
Fixed maturities	35	15	55
Short-terms	—	—	20

Short-term divergences due to rapid market movements are allowed.

Portfolio risk is managed through quality standards, diversification, and continuous monitoring. Equities must be listed on major exchanges and adequate market liquidity is required. Fixed maturities must be rated investment grade at purchase by a major rating agency. Short-term investments in commercial paper must be rated at least A-2 by Standard and Poor’s with the issuer rated investment grade. Invested cash is limited to banks rated A or higher. Investments outside of the aforementioned list are not permitted, except by prior approval of the Plan’s Trustees. At December 31, 2005, there were no restricted investments contained in the portfolio.

The investment portfolio is to be well diversified to avoid undue exposure to a single sector, industry, business, or security. The equity and fixed-maturity portfolios are not permitted to invest in any single issuer that would exceed 10% of total plan assets at the time of purchase. TMK does not employ any other special risk management techniques, such as derivatives, in managing the pension investment portfolio.

The following table discloses the assumptions used to determine the pension liabilities and costs for the appropriate periods. The discount and compensation increase rates are used to determine current year projected benefit obligations and subsequent year pension expense. The long-term rate of return is used to determine current year expense. Differences between assumptions and actual experience are included in actuarial gain or loss.

Weighted Average Pension Plan Assumptions:

	2005	2004	2003
Benefit obligations—December 31:
Discount rate	5.50%	6.00%	6.25%
Rate of compensation increase	3.85	3.84	3.78

	2005	2004	2003
Periodic benefit cost for the year:
Discount rate	6.00%	6.25%	6.75%
Expected long-term returns	9.00	8.75	8.75
Rate of compensation increase	3.85	3.84	4.50

The expected long-term rate of return on plan assets is TMK management’s best estimate of the average rate of earnings expected to be received on the assets invested in the plan over the benefit period. In determining this assumption, consideration is given to the historical rate of return earned on the assets, the projected returns over future periods, and the spread between the long-term rate of return on plan assets and the discount rate used to compute benefit obligations.

During 2004, the pension plan that covers United Investors’ employees was merged with two other plans to form the Torchmark Pension Plan which covers most TMK employees. As such, the tables with respect to prior years’ periodic pension cost and funded status have been restated for comparability.

Net periodic pension cost for the defined benefit plans by expense component was as follows:

	Year Ended December 31
	2005	2004	2003
Service cost—benefits earned during period	$7,241	$6,619	$5,937
Interest cost on projected benefit obligation	10,737	10,027	9,460
Expected return on assets	(14,368)	(12,868)	(11,529)
Net amortization and deferral	1,347	104	450

Total net periodic cost	4,957	3,882	4,318

Periodic cost allocated to other participating employers	(4,924)	(3,752)	(4,130)

United Investors’ net periodic cost	$33	$130	$188

TMK has estimated its expected pension benefits to be paid over the next ten years as of December 31, 2005. These amounts will be substantially funded by plan assets and not corporate assets. These estimates use the same assumptions that measure the benefit obligation at December 31, 2005, taking estimated future employee service into account. Those estimated benefits are as follows:

For the year(s)
2006	$10,132
2007	9,686
2008	12,400
2009	11,954
2010	11,652
2011-2015	67,516

The following table presents a reconciliation from the beginning to the end of the year of the benefit obligation and plan assets. This table also presents a reconciliation of the plans funded status with the amounts recognized on United Investors’ financial statements.

	Year Ended December 31
Pension Benefits	2005	2004
Changes in benefit obligation:
Obligation at the beginning of year	$176,278	$160,967
Service cost	7,241	6,619
Interest cost	10,737	10,027
Actuarial loss	25,809	12,143
Benefits paid	(11,291)	(13,377)
Plan amendments	—	(101)

Obligation at the end of year	208,774	176,278

Changes in plan assets:
Fair value at the beginning of year	180,338	157,973
Return on assets	3,723	26,386
Contributions	12,000	9,356
Benefits paid	(11,291)	(13,377)

Fair value at the end of year	184,770	180,338

Funded status at year-end	(24,004)	4,060

Unrecognized amounts at year-end:
Unrecognized actuarial loss	35,700	515
Unrecognized prior service cost	469	547

Net amount recognized at year-end	$12,165	$5,122

Amounts recognized consist of:
Prepaid benefit cost	$12,165	$5,122
Accrued benefit liability	—	—

Net amount recognized at year-end	12,165	5,122

Net amount recognized allocated to other participating employers	(11,670)	(4,710)

United Investors’ net amount recognized at year-end	$495	$412

The accumulated benefit obligations (ABO) for United Investors funded defined benefit pension plans were $183,050 and $155,310 at December 31, 2005 and 2004, respectively. Plan assets exceeded the ABO in all of United Investor’s funded pension plans at both December 31, 2005 and 2004.

Postretirement Benefit Plans Other Than Pensions—United Investors provides postretirement life insurance benefits for most retired employees, and also provides additional postretirement life insurance benefits for certain key employees. The majority of the life insurance benefits are accrued over the working lives of active employees. Since the plan is closed to new participants, the annual expense is not considered significant for disclosure.

United Investors’ employees are not eligible for postretirement benefits other than pension or life insurance. However, Liberty National, the majority stockholder of United Investors, does subsidize a portion of the cost for health insurance benefits for employees of United Investors who retired before February 1, 1993, and before age sixty-five, covering them until they attain the age of sixty-five. Eligibility for this benefit was generally achieved at age fifty-five with at least 15 years of service. This subsidy is minimal to retired employees who did not retire before February 1, 1993. This plan is unfunded and the liability and expense related to United Investors’ employees is not material.

Stock Option Plans—Certain employees, directors, and consultants have been granted options to buy shares of TMK stock, generally at the market value of the stock on the date of grant, under the provisions of the various TMK stock option plans. The options are exercisable during the period commencing from the date they vest until expiring according to the terms of the grant. Options generally expire the earlier of employee termination or option contract term, which ranges from seven to eleven years. Employee and consultant stock options generally vest one-half in two years and one-half in three years. Formula-based director grants generally vest in six months. Stock options awarded in connection with compensation deferrals by certain directors and executives generally vest over a range of six to ten years. All options vest immediately upon the attainment of age 65, subject to a minimum vesting period of one year for employees or six months for directors. Torchmark generally issues shares for the exercise of stock options from treasury stock.

During 2005, Torchmark shareholders approved two new stock option plans, the 2005 Employee Plan for 5,625,000 shares and the 2005 Director Plan for 325,000 shares. Upon approval of these new plans, options previously available for grant under prior plans were cancelled and are no longer available for grant.

As previously stated in Note 1-Significant Accounting Policies, United Investors accounts for its employee stock options in accordance with SFAS 123, Accounting for Stock-Based Compensation as amended by SFAS 148, and has elected to account for its stock options under the intrinsic value method as outlined in APB 25 and permitted by SFAS 123. As required by SFAS 148, Accounting for Stock-Based Compensation-Transition and Disclosure, the pro forma earnings giving effect to the fair value method of option accounting has been reported in Note 1. The fair value for United’s employee stock options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted average assumptions for 2005, 2004, and 2003:

	2005	2004	2003
Risk-free interest rate	3.80%	3.40%	2.80%
Dividend yield	0.8	0.8	1.0
Volatility factor	14.8	20.6	25.8
Weighted average expected life (in years)	3.90	4.43	4.48

The weighted average fair value of options granted during the years ended December 31, 2005, 2004, and 2003, were $9.31, $11.83, and $10.52, respectively.

A summary of stock option activity associated with United Investor’s participation in TMK’s stock option plans and related information for the years ended December 31, 2005, 2004, and 2003, follows:

	2005		2004		2003
	Options	Weighted Average Exercise Price	Options	Weighted Average Exercise Price	Options	Weighted Average Exercise Price
Outstanding—beginning of year	74,135	$39.87	88,283	$37.69	89,836	$35.98
Granted	40,704	54.94	10,000	56.24	11,500	44.89
Transferred	—	—	(2,500)	40.57	—	—
Exercised	(44,467)	35.26	(21,148)	38.30	(13,053)	32.27
Expired	—	—	(500)	44.89	—	—

Outstanding—end of year	70,372	$51.50	74,135	$39.87	88,283	$37.69

At December 31, 2005, United Investors had 55,872 exercisable options with a weighted average exercise price of $51.41. The weighted average remaining life of outstanding stock options was 7.04 years at December 31, 2005. The range of exercise prices at December 31, 2005, was $37.44 to $56.24.

At December 31, 2005, 2004, and 2003, there were approximately 916,000, 1,762,000, and 2,786,000, respectively, shares of TMK common stock available for issuance pursuant to future option grants under the TMK stock option plans.

9.	RELATED-PARTY TRANSACTIONS

United Investors paid commissions to Liberty National for certain United Investors policies sold by Liberty National agents. The amounts of commissions were $2,111, $4,391, and $5,369, in 2005, 2004, and 2003, respectively, and are included in the accompanying financial statements.

United Investors was charged for space, equipment, and services provided by an affiliate amounting to $1,630 in 2005, $1,683 in 2004, and $1,694 in 2003.

TMK performed certain administrative services for United Investors for which it was charged $396 in 2005, $504 in 2004, and $494 in 2003.

During 2005, United Investors loaned, in a series of notes, $110,800 to Liberty National, and United American Life Insurance Company (“United American”), which are affiliated companies. These notes had interest rates ranging from 4.0% to 4.5% and were repaid in 2005. The interest income related to these notes of $283 is included in the accompanying financial statements.

During 2004, United Investors loaned, in a series of notes, $85,000 to TMK and United American, which are affiliated companies. These notes had interest rates ranging from 2.75% to 4.00% and were repaid in 2004. The interest income related to these notes of $280 is included in the accompanying financial statements.

During 2003, United Investors loaned, in a series of notes, $106,000 to TMK, which is an affiliated company. These notes had an interest rate of 2.75% and were repaid in 2003. The interest income related to these notes of $316 is included in the accompanying financial statements.

During 2005, United Investors borrowed, in a series of notes, $104,600 from Globe Life Insurance Company (“Globe”), Liberty National, TMK, and United American, which are affiliated companies. These notes were repaid in 2005 and had interest rates ranging from 4.0% to 4.5%. The interest expense related to these notes of $262 is included in the accompanying financial statements.

During 2004, United Investors borrowed, in a series of notes, $78,500 from Globe, Liberty National, TMK, and United American, which are affiliated companies. These notes were repaid in 2004 and had interest rates ranging from 2.75% to 4.00%. The interest expense related to these notes of $266 is included in the accompanying financial statements.

During 2003, United Investors borrowed, in a series of loans, $112,000 from Globe, Liberty National, and United American, which are affiliated companies. These notes were repaid in 2003 and had an interest rate of 2.75%. The interest expense related to these notes of $316 is included in the accompanying financial statements.

Effective January 1, 1997, United Investors assumed a block of annuity products totaling $200,321 from United American on a 100% funds withheld basis. The funds withheld totaled $409,605 and $409,129 at December 31, 2005 and 2004, respectively. Interest income totaled $29,864, $24,998, and $26,843 in 2005, 2004, and 2003, respectively, and is reflected as other income in the accompanying statements of operations. The reserve for annuity balances assumed in connection with this business totaled $419,733 and $418,500 as of December 31, 2005 and 2004, respectively. United Investors reimbursed United American for administrative expense in the amount of $876, $1,031, and $1,600 in 2005, 2004, and 2003, respectively.

United Investors serves as sponsor to seven separate accounts at December 31, 2005.

United Investors owns 188,212 shares of TMK 6 1/2% Cumulative Preferred Stock, Series A. Dividend income on these shares was $15,966 in 2005, $15,966 in 2004, and $15,966 in 2003. Accrued dividend income on these shares at December 31, 2005, 2004, and 2003, was $477, $477, and $477, respectively.

10.	COMMITMENTS AND CONTINGENCIES

Reinsurance—United Investors reinsures that portion of insurance risk which is in excess of its retention limit. The maximum net retention limit for ordinary life insurance is $500 per life. Life insurance ceded represented 5.2% of total life insurance in force at December 31, 2005, and less than 2.8% of premium income for 2005. United Investors would be liable for the reinsured risks ceded to other companies to the extent that such reinsuring companies are unable to meet their obligation. Except as disclosed in Note 9, United Investors does not assume insurance risks of other companies.

Litigation—United Investors is engaged in routine litigation arising from the normal course of business. In management’s opinion, this litigation will not materially affect United Investors’ financial position or results of operations.

Concentrations of Credit Risk—United Investors maintains a highly diversified investment portfolio with limited concentration in any given region, industry, or economic characteristic. The portfolio consists of securities of the U.S. government or U.S. government-backed securities (1%); investment-grade corporate bonds (64%); preferred stock in affiliates (21%); non-investment-grade securities (7%); policy loans (2%), which are secured by the underlying insurance policy values; government sponsored enterprises (2%); securities of the U.S. government (1%); non-government-guaranteed mortgage-backed securities (1%); and short-term investments (1%).

Corporate debt and equity investments are made in a wide range of industries. At December 31, 2005, 3% or more of the portfolio was invested in the following industries: insurance carriers (18%); depository institutions (17%); electric, gas, and sanitation services (16%); non-depository credit institutions (7%); transportation equipment (4%); food and kindred products (4%); and industrial/commercial machinery and computer equipment (4%). Otherwise, no individual industry represented 3% or more of United Investors’s corporate debt investments. At year-end 2005, 7% of invested assets was represented by fixed maturities rated below investment grade (BB or lower as rated by the Bloomberg Composite or the equivalent NAIC designation). Par value of these investments was $79.9 million, amortized cost was $77.5 million, and fair value was $82.7 million. While these investments could be subject to additional credit risk, such risk should generally be reflected in market value.

Collateral Requirements—United Investors requires collateral for investments in instruments where collateral is available and typically required because of the nature of the investment. Since the majority of United Investors’ investments are in government, government-secured, or corporate securities, the requirement for collateral is rare.

11.	SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

The following table summarizes United Investors’ non-cash transactions, which are not reflected on the statements of cash flows:

	Stock Option Memo Year Ended December 31
	2005	2004	2003
Paid-in capital from tax benefit for stock option exercises	$304	$80	$68

The following table summarizes certain amounts paid during the period:

	Year Ended December 31
	2005	2004	2003
Income taxes	$21,217	$20,925	$14,274
Interest	262	266	316

12.	BUSINESS SEGMENTS

United Investors’ segments are based on the insurance product lines it markets and administers, life insurance, and annuities. These major product lines are set out as segments because of the common characteristics of products within these categories, comparability of margins, and the similarity in regulatory environment and management techniques. There is also an investment segment which manages the investment portfolio, debt, and cash flows for the insurance segments and the corporate function.

Life insurance products include traditional and interest-sensitive whole life insurance as well as term life and variable life insurance. Annuities include both fixed-benefit and variable contracts. Variable contracts allow policyholders to choose from a variety of mutual funds in which to direct their deposits.

United Investors markets its insurance products through a number of distribution channels, each of which sells the products of one or more of United Investors’ insurance segments. The tables below present segment premium revenue by each of United Investors’ marketing groups.

	For the Year 2005
	Life		Annuity		Total
	Amount	% of Total	Amount	% of Total	Amount	% of Total
Independent Producers	$7,141	9.2	$—	—	$7,141	9.1
Waddell & Reed	48,744	62.6	—	—	48,744	62.3
Liberty National	17,127	22.0	—	—	17,127	21.9
United American	322	0.4	387	100	709	0.9
Globe Direct Response	4,499	5.8	—	—	4,499	5.8

Total premium income	$77,833	100	$387	100	$78,220	100

	For the Year 2004
	Life		Annuity		Total
	Amount	% of Total	Amount	% of Total	Amount	% of Total
Independent Producers	$6,709	8.2	$—	—	$6,709	8.2
Waddell & Reed	51,078	62.6	—	—	51,078	62.4
Liberty National	18,468	22.6	—	—	18,468	22.5
United American	307	0.4	256	100.0	563	0.7
Globe Direct Response	5,039	6.2	—	—	5,039	6.2

Total premium income	$81,601	100.0	$256	100.0	$81,857	100.0

	For the Year 2003
	Life		Annuity		Total
	Amount	% of Total	Amount	% of Total	Amount	% of Total
Independent Producers	$6,180	7.4	$—	—	$6,180	7.4
Waddell & Reed	54,063	64.7	—	—	54,063	64.6
Liberty National	17,185	20.6	—	—	17,185	20.5
United American	248	0.3	215	100.0	463	0.6
Globe Direct Response	5,833	7.0	—	—	5,833	6.9

Total premium income	$83,509	100.0	$215	100.0	$83,724	100.0

Because of the nature of the insurance industry, United Investors has no individual or group which would be considered a major customer. Substantially all of United Investors’ business is conducted in the United States, primarily in the Southeast and Southwest regions.

The measure of profitability for insurance segments is underwriting income before other income and administrative expenses, in accordance with the manner the segments are managed. It essentially represents gross profit margin on insurance products before administrative expenses and consists of premiums, less net policy obligations, acquisition expenses, and commissions. It differs from GAAP pretax operating income before other income and administrative expense for two primary reasons. First, there is a reduction to policy obligations for interest credited by contract to policyholders because this interest is earned and credited by the investment segment. Second, interest is also added to acquisition expense which represents the implied interest cost of DAC, which is funded by and is attributed to the investment segment.

The measure of profitability for the investment segment is excess investment income, which represents the income earned on the investment portfolio in excess of net policy requirements. The investment segment is measured on a tax-equivalent basis, equating the return on tax-exempt investments to the pretax return on taxable investments. Other than the above-mentioned interest allocations, there are no other inter-segment revenues or expenses. All other unallocated revenues and expenses on a pretax basis, including insurance administrative expense, are included in the “Other” segment category. The table below sets forth a reconciliation of United Investors’ revenues and operations by segment to its major income statement line items.

	For the Year 2005
	Life	Annuity	Investment	Other	Total
Revenues:
Premiums	$77,833	$387	$—	$—	$78,220
Policy charges and fees	22,071	24,510	—	—	46,581
Net investment income	—	—	72,847	—	72,847
Other income	—	29,864	—	—	29,864

Total revenues	99,904	54,761	72,847		227,512

Benefits and expenses:
Policy benefits	67,103	26,337	—	—	93,440
Required reserve interest	(23,609)	(10,497)	34,106	—	—
Amortization of acquisition costs	23,186	2,357	—	—	25,543
Commissions and premium taxes	5,240	256	—	—	5,496
Required interest on acquisition costs	8,898	4,444	(13,342)	—	—

Total benefits and expenses	80,818	22,897	20,764	—	124,479

Underwriting income before other income and administrative expense	19,086	31,864	52,083	—	103,033
Administrative expenses	—	—	—	(7,429)	(7,429)

Measure of segment profitability	$19,086	$31,864	$52,083	$(7,429)	95,604

Realized investment loss adjustment					(6,437)

Pretax operating income					$89,167

	For the Year 2004
	Life	Annuity	Investment	Other	Total
Revenues:
Premiums	$81,601	$256	$—	$—	$81,857
Policy charges and fees	22,094	27,482	—	—	49,576
Net investment income	—	—	71,693	—	71,693
Other income	—	24,998	—	—	24,998

Total revenues	103,695	52,736	71,693	—	228,124

Benefits and expenses:
Policy benefits	68,594	27,676	—	—	96,270
Required reserve interest	(21,979)	(11,987)	33,966	—	—
Amortization of acquisition costs	26,363	1,844	—	—	28,207
Commissions and premium taxes	6,046	61	—	—	6,107
Required interest on acquisition costs	9,526	4,991	(14,517)	—	—

Total benefits and expenses	88,550	22,585	19,449	—	130,584

Underwriting income before other income and administrative expense	15,145	30,151	52,244	—	97,540
Administrative expenses	—	—	—	(11,124)	(11,124)

Measure of segment profitability	$15,145	$30,151	$52,244	$(11,124)	86,416

Realized investment gain adjustment					7,929

Pretax operating income					$94,345

	For the Year 2003
	Life	Annuity	Investment	Other	Total
Revenues:
Premiums	$83,508	$216	$—	$—	$83,724
Policy charges and fees	22,386	31,066	—	—	53,452
Net investment income	—	—	71,701	—	71,701
Other income	—	26,843	—	—	26,843

Total revenues	105,894	58,125	71,701	—	235,720

Benefits and expenses:
Policy benefits	67,430	31,661	—	—	99,091
Required reserve interest	(21,703)	(13,508)	35,211	—	—
Amortization of acquisition costs	28,478	3,784	—	—	32,262
Commissions and premium taxes	6,184	405	—	—	6,589
Required interest on acquisition costs	9,526	4,991	(14,517)	—	—

Total benefits and expenses	89,915	27,333	20,694	—	137,942

Underwriting income before other income and administrative expense	15,979	30,792	51,007	—	97,778
Administrative expenses	—	—	—	(8,285)	(8,285)

Measure of segment profitability	$15,979	$30,792	$51,007	$(8,285)	89,493

Realized investment loss adjustment					(3,262)

Pretax operating income					$86,231

Assets for each segment are reported based on a specific identification basis. The insurance segments’ assets contain DAC, VOBA, and separate account assets. The investment segment includes the investment portfolio, cash, and accrued investment income. Goodwill is assigned to corporate operations. All other assets are included in the other category. The table below reconciles segment assets to total assets as reported in the financial statements.

	December 31, 2005
	Life	Annuity	Investment	Other	Total
Cash and invested assets	$—	$—	$1,169,627	$—	$1,169,627
Accrued investment income	—	—	15,537	—	15,537
DAC & VOBA	133,306	86,411	—	—	219,717
Goodwill	23,563	3,065	—	—	26,628
Separate account assets	—	1,560,391	—	—	1,560,391
Other assets	—	—	—	438,135	438,135

Total assets	$156,869	$1,649,867	$1,185,164	$438,135	$3,430,035

	December 31, 2004
	Life	Annuity	Investment	Other	Total
Cash and invested assets	$—	$—	$1,169,538	$—	$1,169,538
Accrued investment income	—	—	15,099	—	15,099
DAC & VOBA	154,111	75,196	—	—	229,307
Goodwill	23,563	3,065	—	—	26,628
Separate account assets	—	1,594,278	—	—	1,594,278
Other assets	—	—	—	423,459	423,459

Total assets	$177,674	$1,672,539	$1,184,637	$423,459	$3,458,309

* * * * * *

United Investors

Universal Life

Variable Account

Financial Statements as of

December 31, 2005, and for the

Years Ended December 31, 2005 and 2004,

and Report of Independent Registered Public

Accounting Firm

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

United Investors Life Insurance Company

and the Contract Owners of the

United Investors Universal Life Variable Account:

We have audited the accompanying balance sheets of each of the sub-accounts (“portfolios” for the purpose of this report) that include an Asset Strategy, Balanced, Bond, Core Equity, Growth, High Income, International Growth, Limited-Term Bond, Money Market, Science and Technology, and Small Cap Growth portfolios that comprise the United Investors Universal Life Variable Account (the ”Universal Life Variable Account”) as of December 31, 2005, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2005. These financial statements are the responsibility of the Universal Life Variable Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Universal Life Variable Account is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Universal Life Variable Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned at December 31, 2005 by correspondence with the respective portfolio managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of each of the respective portfolios of the Universal Life Variable Account as of December 31, 2005, and the results of their respective operations and changes in net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Dallas, Texas

April 28, 2006

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

BALANCE SHEETS

DECEMBER 31, 2005

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Limited- Term Bond Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio	Total
ASSETS:
Investment in mutual funds (Note 2)	$3,882,565	$4,828,180	$2,135,593	$20,648,782	$25,307,008	$2,382,099	$9,942,675	$361,564	$710,664	$21,268,925	$16,801,859	$108,269,914

Total assets	3,882,565	4,828,180	2,135,593	20,648,782	25,307,008	2,382,099	9,942,675	361,564	710,664	21,268,925	16,801,859	108,269,914

LIABILITIES:
Mortality and expense risk charge payable to Sponsor (Note 4)	856	1,074	473	4,605	5,643	528	2,209	80	154	4,734	3,754	24,110

Total liabilities	856	1,074	473	4,605	5,643	528	2,209	80	154	4,734	3,754	24,110

Net assets (Note 3)	$3,881,709	$4,827,106	$2,135,120	$20,644,177	$25,301,365	$2,381,571	$9,940,466	$361,484	$710,510	$21,264,191	$16,798,105	$108,245,804

EQUITY:
Equity of contract owners	$3,881,709	$4,827,106	$2,135,120	$20,644,177	$25,301,365	$2,381,571	$9,940,466	$361,484	$710,510	$21,264,191	$16,798,105	$108,245,804

Total equity	$3,881,709	$4,827,106	$2,135,120	$20,644,177	$25,301,365	$2,381,571	$9,940,466	$361,484	$710,510	$21,264,191	$16,798,105	$108,245,804

Accumulation units outstanding	438,139	606,319	403,551	1,856,521	2,717,473	732,593	1,309,194	66,096	710,664	1,259,649	1,602,191

Net assets value per unit	8.860	7.961	5.291	11.120	9.311	3.251	7.593	5.469	1.000	16.881	10.484

Cost of invested assets	$3,178,573	$4,344,609	$2,224,814	$21,630,530	$25,329,696	$2,679,794	$9,708,934	$369,635	$710,694	$16,526,894	$14,216,629	$100,920,802

See notes to financial statements.

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2005

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Limited- Term Bond Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio	Total
Dividend/Interest income (Note 2)	$283,529	$59,963	$104,571	$67,610	$707	$178,388	$198,771	$11,674	$18,888	$—	$678,909	$1,603,010
Expense paid to Sponsor (Note 4):
Mortality and expense risk charge	26,002	42,068	19,920	178,770	212,383	21,302	78,781	3,275	6,869	174,067	143,836	907,273
Contract maintenance charges:
Administrative expense	12,488	21,852	7,677	114,289	145,653	10,138	44,248	1,225	2,391	125,437	89,397	574,795
Costs of insurance	164,194	325,830	142,572	1,332,502	1,471,264	136,335	471,792	21,548	57,780	1,098,194	860,640	6,082,651
Other policy rider charges	7,316	11,455	6,787	59,540	72,982	6,143	22,786	910	4,987	60,328	43,993	297,227

Total expenses	210,000	401,205	176,956	1,685,101	1,902,282	173,918	617,607	26,958	72,027	1,458,026	1,137,866	7,861,946

Net investement gain (loss)	73,529	(341,242)	(72,385)	(1,617,491)	(1,901,575)	4,470	(418,836)	(15,284)	(53,139)	(1,458,026)	(458,957)	(6,258,936)
Realized investement gains (losses) including distributions	22,543	34,332	(77)	(149,740)	(155,735)	(15,331)	(46,183)	68	—	193,901	202,966	86,744
Unrealized investment gains (losses)	703,991	483,571	(89,221)	(981,749)	(22,689)	(297,695)	233,742	(8,071)	—	4,742,031	2,585,230	7,349,140

Net gain (loss) on investments	726,534	517,903	(89,298)	(1,131,489)	(178,424)	(313,026)	187,559	(8,003)	—	4,935,932	2,788,196	7,435,884

Net increase (decrease) in net assets from operations	800,063	176,661	(161,683)	(2,748,980)	(2,079,999)	(308,556)	(231,277)	(23,287)	(53,139)	3,477,906	2,329,239	1,176,948
Premium deposits and net transfers*	1,146,485	665,963	269,160	2,794,406	3,497,882	288,870	1,240,572	45,437	192,424	2,559,159	1,895,294	14,595,652
Transfer to Sponsor for benefits and terminations	(497,429)	(710,281)	(209,469)	1,177,125	748,091	18,421	415,491	(8,296)	(129,127)	(3,416,121)	(2,957,737)	(5,569,332)

Total increase (decrease)	1,449,119	132,343	(101,991)	1,222,551	2,165,974	(1,265)	1,424,786	13,854	10,158	2,620,943	1,266,796	10,203,268
Net assets at beginning of period	2,432,590	4,694,763	2,237,111	19,421,626	23,135,391	2,382,836	8,515,680	347,630	700,352	18,643,248	15,531,309	98,042,536

Net assets at end of period (Note 3)	$3,881,709	$4,827,106	$2,135,120	$20,644,177	$25,301,365	$2,381,571	$9,940,466	$361,484	$710,510	$21,264,191	$16,798,105	$108,245,804

*	Includes transfer activity from (to) other portfolios.

See notes to financial statements.

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2004

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Limited- Term Bond Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio	Total
Dividend/Interest income (Note 2)	$47,098	$66,062	$120,251	$117,241	$62,521	$155,417	$51,945	$9,488	$4,842	$—	$—	$634,865
Expense paid to Sponsor (Note 4):
Mortality and expense risk charge	18,525	39,209	19,380	161,613	198,345	19,894	68,648	3,166	6,289	150,244	126,740	812,053
Contract maintenance charges:
Administrative expense	11,465	23,722	8,650	122,564	161,602	11,200	47,228	1,314	2,707	132,492	94,687	617,631
Costs of insurance	142,181	352,809	152,881	1,384,426	1,599,108	149,283	485,895	22,976	59,820	1,125,864	888,719	6,363,962
Other policy rider charges	7,053	12,288	9,226	63,401	80,608	6,669	24,194	1,420	4,269	63,965	47,074	320,167

Total expenses	179,224	428,028	190,137	1,732,004	2,039,663	187,046	625,965	28,876	73,085	1,472,565	1,157,220	8,113,813

Net investement loss	(132,126)	(361,966)	(69,886)	(1,614,763)	(1,977,142)	(31,629)	(574,020)	(19,388)	(68,243)	(1,472,565)	(1,157,220)	(7,478,948)
Realized investement gains (losses)
including distributions	14,013	7,647	5,755	(279,675)	(208,717)	(14,350)	(118,012)	688	—	(18,537)	(5,895)	(617,083)
Unrealized investment gains (losses)	227,021	310,539	(43,005)	1,859,597	887,702	72,285	1,103,476	(4,506)	—	2,612,377	1,949,345	8,974,831

Net gain (loss) on investments	241,034	318,186	(37,250)	1,579,922	678,985	57,935	985,464	(3,818)	—	2,593,840	1,943,450	8,357,748

Net increase (decrease) in net assets
from operations	108,908	(43,780)	(107,136)	(34,841)	(1,298,157)	26,306	411,444	(23,206)	(68,243)	1,121,275	786,230	878,800
Premium deposits and net transfers*	529,098	869,926	308,869	3,053,324	4,241,209	408,765	1,380,518	34,804	225,706	2,819,678	2,208,314	16,080,211
Transfer to Sponsor for benefits and terminations	(117,389)	(339,503)	(117,721)	(1,255,636)	(1,723,427)	(149,444)	(560,059)	(28,463)	(69,728)	(1,231,215)	(1,079,848)	(6,672,433)

Total increase (decrease)	520,617	486,643	84,012	1,762,847	1,219,625	285,627	1,231,903	(16,865)	87,735	2,709,738	1,914,696	10,286,578
Net assets at beginning of period	1,911,973	4,208,120	2,153,099	17,658,779	21,915,766	2,097,209	7,283,777	364,495	612,617	15,933,510	13,616,613	87,755,958

Net assets at end of period (Note 3)	$2,432,590	$4,694,763	$2,237,111	$19,421,626	$23,135,391	$2,382,836	$8,515,680	$347,630	$700,352	$18,643,248	$15,531,309	$98,042,536

*	Includes transfer activity from (to) other portfolios.

See notes to financial statements.

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005 AND FOR THE YEARS ENDED

DECEMBER 31, 2005 AND 2004

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization—The United Investors Universal Life Variable Account (the “Universal Life Variable Account”) was established on August 15, 1997 as a segregated account of United Investors Life Insurance Company (the “Sponsor”) and has been registered as a unit investment trust under the Investment Company Act of 1940. The Universal Life Variable Account invests in shares of Waddell & Reed Target Funds, Inc. (formerly Target/United Funds, Inc.) (the “Fund”), a mutual fund with 11 separate investment portfolios including an asset strategy, balanced, bond, core equity, growth, high income, international growth, limited-term bond, money market, science and technology, and small cap growth portfolio. The assets of each portfolio of the Fund are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the investment performance of one portfolio has no effect on any other portfolio.

Basis of Presentation—The financial statements of the Universal Life Variable Account have been prepared on an accrual basis in accordance with accounting principles generally accepted in the United States of America.

Federal Taxes—Currently no charge is made to the Universal Life Variable Account for federal income taxes because no federal income tax is imposed on the Sponsor for the Universal Life Variable Account investment income under current tax law.

Estimates—The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported therein. Actual results could differ from these estimates.

2.	INVESTMENTS

Stocks and convertible bonds of the Fund are valued at the latest sale price on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a matrix pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using NASDAQ (National Association of Securities Dealers Automated Quotations) which provides information on bid and asked prices quoted by major dealers in such stock. Short-term debt securities are valued at amortized cost, which approximates fair value.

Security transactions are accounted for by the Fund on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Investments in shares of separate investment portfolios are stated at fair value which is the net asset value per share as determined by the respective portfolios (see Note 3). Dividends received from the portfolios are reinvested daily in additional shares of the portfolios and are recorded as dividend income on the record date.

The following is a summary of reinvested dividends by portfolio:

	2005		2004
Investment Portfolio	Shares Reinvested	Dividends and Interest Income	Shares Reinvested	Dividends and Interest Income
Asset Strategy	31,996	$283,529	6,122	$47,098
Balanced	7,530	59,963	8,604	66,062
Bond	19,760	104,571	21,959	120,251
Core Equity	6,079	67,610	11,453	117,241
Growth	76	707	7,467	62,521
High Income	54,862	178,388	45,343	155,417
International Growth	26,173	198,771	7,807	51,945
Limited-Term Bond	2,134	11,674	1,707	9,488
Money Market	18,888	18,888	4,842	4,842
Science and Technology	—	—	—	—
Small Cap Growth	64,739	678,909	—	—

3.	NET ASSETS

The following table illustrates, by component parts (since inception of each portfolio), the net asset value for each portfolio.

	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio	International Growth Portfolio	Limited- Term Bond Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
2005
Cost to:
Contract owners	$4,296,631	$7,985,560	$3,505,912	$38,779,093	$46,211,527	$3,811,633	$15,690,816	$522,150	$1,578,612	$30,978,725	$24,421,160
Adjustment for market appreciation (depreciation)	1,580,901	1,431,314	526,572	(931,413)	(15,892)	424,381	445,015	43,001	105,264	9,316,159	6,873,596
Deductions:
Mortality and expense risk charge	(90,616)	(210,280)	(106,566)	(974,969)	(1,143,294)	(107,775)	(379,190)	(13,142)	(40,112)	(828,914)	(667,692)
Contract maintenance charges:
Administrative expense	(70,979)	(171,876)	(57,495)	(987,885)	(1,247,608)	(81,695)	(354,711)	(6,930)	(19,120)	(976,357)	(671,301)
Cost of insurance	(819,963)	(2,232,474)	(917,317)	(10,065,100)	(11,243,271)	(969,545)	(3,360,357)	(102,785)	(432,136)	(7,872,359)	(5,749,214)
Other policy rider charges	(43,871)	(94,209)	(45,924)	(516,309)	(628,885)	(47,797)	(183,937)	(5,365)	(25,384)	(478,062)	(337,956)
Benefits and terminations	(970,394)	(1,880,929)	(770,062)	(4,659,239)	(6,631,212)	(647,631)	(1,917,170)	(75,445)	(456,613)	(8,875,000)	(7,070,486)

Net assets	$3,881,709	$4,827,106	$2,135,120	$20,644,177	$25,301,365	$2,381,571	$9,940,466	$361,484	$710,510	$21,264,191	$16,798,105

2004
Cost to:
Contract owners	$3,150,146	$7,319,597	$3,236,752	$35,984,686	$42,713,645	$3,522,763	$14,450,244	$476,713	$1,386,188	$28,419,566	$22,525,864
Adjustment for market appreciation	570,838	853,448	511,299	132,466	161,825	559,019	58,685	39,330	86,377	4,380,227	3,406,491
Deductions:
Mortality and expense risk charge	(64,614)	(168,212)	(86,646)	(796,199)	(930,911)	(86,473)	(300,409)	(9,867)	(33,243)	(654,847)	(523,856)
Contract maintenance charges:
Administrative expense	(58,491)	(150,024)	(49,818)	(873,596)	(1,101,955)	(71,557)	(310,463)	(5,705)	(16,729)	(850,920)	(581,904)
Cost of insurance	(655,769)	(1,906,644)	(774,745)	(8,732,598)	(9,772,007)	(833,210)	(2,888,565)	(81,237)	(374,356)	(6,774,165)	(4,888,574)
Other policy rider charges	(36,555)	(82,754)	(39,137)	(456,769)	(555,903)	(41,654)	(161,151)	(4,455)	(20,397)	(417,734)	(293,963)
Benefits and terminations	(472,965)	(1,170,648)	(560,594)	(5,836,364)	(7,379,303)	(666,052)	(2,332,661)	(67,149)	(327,488)	(5,458,879)	(4,112,749)

Net assets	$2,432,590	$4,694,763	$2,237,111	$19,421,626	$23,135,391	$2,382,836	$8,515,680	$347,630	$700,352	$18,643,248	$15,531,309

4.	CHARGES AND DEDUCTIONS

Fund Management and Fees—Waddell & Reed Investment Management Company (the ”Manager”) is the manager of the Fund and provides investment advisory services to the Fund.

The Fund pays the Manager a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by each portfolio at the following annual rates:

Fund	Net Asset Breakpoints	Annual Rates
Asset Strategy Portfolio	Up to $1 Billion	0.700%
	Over $1 Billion and up to $2 Billion	0.650
	Over $2 Billion and up to $3 Billion	0.600
	Over $3 Billion	0.550

Balanced Portfolio	Up to $1 Billion	0.700
	Over $1 Billion and up to $2 Billion	0.650
	Over $2 Billion and up to $3 Billion	0.600
	Over $3 Billion	0.550

Bond Portfolio	Up to $500 Million	0.525
	Over $500 Million and up to $1 Billion	0.500
	Over $1 Billion and up to $1.5 Billion	0.450
	Over $1.5 Billion	0.400

Core Equity Portfolio	Up to $1 Billion	0.700
	Over $1 Billion and up to $2 Billion	0.650
	Over $2 Billion and up to $3 Billion	0.600
	Over $3 Billion	0.550

Growth Portfolio	Up to $1 Billion	0.690
	Over $1 Billion and up to $2 Billion	0.650
	Over $2 Billion and up to $3 Billion	0.600
	Over $3 Billion	0.550

High Income Portfolio	Up to $500 Million	0.625
	Over $500 Million and up to $1 Billion	0.600
	Over $1 Billion and up to $1.5 Billion	0.550
	Over $1.5 Billion	0.500

International Growth Portfolio	Up to $1 Billion	0.850
	Over $1 Billion and up to $2 Billion	0.830
	Over $2 Billion and up to $3 Billion	0.800
	Over $3 Billion	0.760

Limited-Term Bond Portfolio	Up to $500 Million	0.500
	Over $500 Million and up to $1 Billion	0.450
	Over $1 Billion and up to $1.5 Billion	0.400
	Over $1.5 Billion	0.350

Money Market Portfolio	All Net Assets	0.400

Science and Technology Portfolio	Up to $1 Billion	0.850
	Over $1 Billion and up to $2 Billion	0.830
	Over $2 Billion and up to $3 Billion	0.800
	Over $3 Billion	0.760

Fund	Net Asset Breakpoints	Annual Rates
Small Cap Growth Portfolio	Up to $1 Billion	0.850%
	Over $1 Billion and up to $2 Billion	0.830
	Over $2 Billion and up to $3 Billion	0.800
	Over $3 Billion	0.760

Mortality and Expense Risk Charges—The Sponsor currently deducts a daily charge from assets in the investment portfolios attributable to the policies at an effective annual rate of .90% of the sub-account assets during the first 10 policy years and at an effective annual rate of 0.70% thereafter. The maximum mortality and expense risk charge is 0.90% of Universal Life Variable Account assets for all policy years. The mortality and expense risk charge does not apply to fixed account assets. Profit from this charge may be used for any purpose, including distribution expenses.

Premium Deposit Charges—The Sponsor deducts a 3.5% charge from each premium deposit before allocating the resulting net premium to the policy value. This charge is deducted for state premium taxes and federal income tax treatment of deferred acquisition costs.

Monthly Deduction—The Sponsor deducts the monthly deduction on the policy date and on each monthly anniversary from the policy value in the variable account and the fixed account on a pro rata basis. The monthly deduction for each policy consists of:

(1)	The cost of insurance charge discussed below.

(2)	A current monthly administrative charge of $5.00 (which may increase to a maximum charge of $7.50 per month).

(3)	The guaranteed death benefit charge ($0.01 per $1,000 of face amount) as long as the death benefit guarantee remains in effect.

(4)	Charges for any supplemental benefits added by riders to the policy.

Surrender Charges—If the policy is surrendered prior to the end of the 16th policy year or the end of the 16th year following an increase in face amount, the Sponsor will deduct a surrender charge based on the face amount at issue, or increase, as applicable. The surrender charge will be deducted before any surrender proceeds are paid. A pro rata portion of the surrender charge will also be deducted for any face amount decreases. The surrender charge varies based on the insured’s age on the policy date, or attained age at the time of an increase, and is calculated as an amount per $1,000 of the face amount. For each age, the surrender charge remains level for the first five policy years (or the first five years after a face amount increase) and declines each year thereafter until it reaches zero at the end of the 16th policy year (or at the end of the 16th year after an increase in face amount).

During the first five policy years (or first five years after a face amount increase) the surrender charge per $1,000 of face amount is as follows for the selected ages below:

Issue Age	Charge per $1,000 of Face Amount
25	$6.00
35	7.00
45	8.75
50	10.00
55	11.50
65	16.75
75	26.00

Partial Surrender Charge—A partial surrender charge equal to the lesser of $25 or 2% of the partial surrender amount, plus a portion of the surrender charge will apply to each partial surrender. This charge will be deducted from the policy value along with the partial surrender amount.

Cost of Insurance—A mortality charge will be deducted monthly to compensate the Sponsor for the cost of insurance for the preceding policy year. The mortality charge is based on a policy’s net amount at risk and on the attained age, sex, and risk class of the insured and is determined by the Sponsor based upon its expectation as to future mortality experience.

5.	FINANCIAL HIGHLIGHTS

The financial highlights of the Universal Life Variable Account for the years ending December 31 are summarized as follows:

2005	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio
Number of units at December 31, 2005	438,139	606,319	403,551	1,856,521	2,717,473	732,593
Unit fair value at December 31, 2005	$8.860	$7.961	$5.291	$11.120	$9.311	$3.251
Net assets at December 31, 2005	$3,881,709	$4,827,106	$2,135,120	$20,644,177	$25,301,365	$2,381,571
Dividend/Interest income ratio for the year ended December 31, 2005*	8.98%	1.26%	4.78%	0.34%	0.00%	7.49%
Expense ratio for the year ended December 31, 2005*,**	0.82%	0.88%	0.91%	0.89%	0.88%	0.89%
Total return for the year ended December 31, 2005*	31.17%	11.25%	(0.21)%	(6.20)%	(1.61)%	(6.55)%

2005	International Growth Portfolio	Limited- Term Bond Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
Number of units at December 31, 2005	1,309,194	66,096	710,664	1,259,649	1,602,191
Unit fair value at December 31, 2005	$7.593	$5.469	$1.000	$16.881	$10.484
Net assets at December 31, 2005	$9,940,466	$361,484	$710,510	$21,264,191	$16,798,105
Dividend/Interest income ratio for the year ended December 31, 2005*	2.15%	3.29%	2.68%	0.00%	4.20%
Expense ratio for the year ended December 31, 2005*,**	0.85%	0.92%	0.97%	0.87%	0.89%
Total return for the year ended December 31, 2005*	3.33%	0.11%	1.70%	23.86%	20.56%

*	Based on the average net assets for the period
**	Only includes expenses borne directly by the United Investors Universal Life Variable Account and excludes expenses incurred indirectly by the underlying funds or charged through the redemption of units. Fees are charged as direct reductions in unit values.

2004	Asset Strategy Portfolio	Balanced Portfolio	Bond Portfolio	Core Equity Portfolio	Growth Portfolio	High Income Portfolio
Number of units at December 31, 2004	316,303	611,584	408,616	1,897,686	2,763,843	695,362
Unit fair value at December 31, 2004	$7.691	$7.676	$5.475	$10.234	$8.371	$3.427
Net assets at December 31, 2004	$2,432,590	$4,694,763	$2,237,111	$19,421,626	$23,135,391	$2,382,836
Dividend/Interest income ratio for the year ended December 31, 2004*	2.17%	1.48%	5.48%	0.63%	0.28%	6.94%
Expense ratio for the year ended December 31, 2004*,**	0.85%	0.88%	0.88%	0.87%	0.88%	0.89%
Total return for the year ended December 31, 2004*	12.41%	7.75%	2.90%	8.28%	2.41%	8.64%

2004	International Growth Portfolio	Limited- Term Bond Portfolio	Money Market Portfolio	Science and Technology Portfolio	Small Cap Growth Portfolio
Number of units at December 31, 2004	1,280,213	62,547	700,521	1,294,862	1,604,705
Unit fair value at December 31, 2004	$6.652	$5.558	$1.000	$14.398	$9.679
Net assets at December 31, 2004	$8,515,680	$347,630	$700,352	$18,643,248	$15,531,309
Dividend/Interest income ratio for the year ended December 31, 2004*	0.66%	2.66%	0.74%	0.00%	0.00%
Expense ratio for the year ended December 31, 2004*,**	0.87%	0.89%	0.96%	0.87%	0.87%
Total return for the year ended December 31, 2004*	12.26%	0.70%	(0.23)%	14.13%	12.47%

*	Based on the average net assets for the period
**	Only includes expenses borne directly by the United Investors Universal Life Variable Account and excludes expenses incurred indirectly by the underlying funds or charged through the redemption of units. Fees are charged as direct reductions in unit values.

* * * * * *

PART C

OTHER INFORMATION

Item 26.	Exhibits

(a)	Board of Directors Resolution. Resolution of the Board of Directors of United Investors Life Insurance Company establishing United Investors Universal Life Variable Account. \1\

(b)	Custodian Agreements. Not Applicable.

(c)	Contracts

(1)	SAL Financial Services, Inc. Agreements:

(a)	Principal Underwriting Agreement \5\

(i)	Amendment to Principal Underwriting Agreement \8\

(b)	Limited Selling Agreement \6\

(d)	Contracts. Specimen Flexible Premium Variable Life Insurance Policy \1\

(e)	Applications. Application form \3\

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(1)	Articles of Incorporation of United Investors Life Insurance Company. \2\

(2)	By-laws of United Investors Life Insurance Company.\2\

(g)	Reinsurance Contracts.

(h)	Participation Agreements.

(1)	Form of Participation Agreement \4\

(2)	First Amendment of Participation Agreement \4\

(3)	Second Amendment of Participation Agreement \4\

(i)	Administrative Contracts. Not applicable.

(j)	Other Material Contracts: Not applicable.

(k)	Legal Opinion. Opinion and consent of John H. Livingston, Esquire, as to the legality of the securities being registered.\10\

(l)	Actuarial Opinion. Opinion and consent of W. Thomas Aycock as to actuarial matters pertaining to the securities being registered. \10\

(m)	Calculation .\9\

(n)	Other Opinions.

(1)	Consent of Sutherland Asbill & Brennan LLP. \10\

(2)	Consent of Independent Registered Public Accounting Firm. \10\

(o)	Omitted Financial Statements. Not applicable.

(p)	Initial Capital Agreements. Not applicable.

(q)	Redeemability Exemption. Description of issuance, transfer and redemption procedures. \8\

\1\	Incorporated herein by reference to the initial Registration Statement on Form S-6, File No. 333-26505, filed on May 5, 1997.

\2\	Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File No. 33-11465, filed on April 29, 1998 (previously filed on January 22, 1987, as an Exhibit to the Form S-6 Registration, File No. 33-11465).

\3\	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement, File No. 333-26505, filed on August 8, 1997.

\4\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 1 to the Form N-4 Registration Statement, File No. 333-89797, filed April 26, 2000.

\5\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 2 to the Form N-4 Registration Statement, File No. 333-89797, filed on April 30, 2001.

\6\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 3 to the Form N-4 Registration Statement, File No. 333-89797, filed on April 29, 2002.

\7\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 8 to the Form N-6 Registration Statement, File No. 333-26505, filed on April 30, 2003.

\8\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 9 to the Form N-6 Registration Statement, File No. 333-26505, filed on April 30, 2004.

\9\	Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 10 to the Form N-6 Registration Statement, File No. 333-26505, filed on May 2, 2005.

\10\	Filed herewith.

Item 27.	Directors and Officers of the Depositor

United Investors Life Insurance Company (“United Investors”) is managed by a board of directors. The following table sets forth the name and position of each of the directors and senior officers.

Name and Principal Business Address*	Position and Offices with Depositor

Elizabeth Ann Allen***	Vice President, Claims Administration and Policy Service

Danny H. Almond**	Executive Vice President and Chief Financial Officer and Assistant Treasurer

W. Thomas Aycock	Director, Senior Vice President and Chief Actuary

Tony G. Brill**	Director and Executive Vice President, Administration

Gary L. Coleman	Director

Terry W. Davis	Director and Senior Vice President, Administration

Thomas E. Hamby	Vice President

Susan Huff	Vice President, Administration

Larry M. Hutchison**	Director

Michael J. Klyce	Vice President and Treasurer

John H. Livingston	Director, Secretary and Counsel

James L. Mayton, Jr.	Vice President

Carol A. McCoy	Director and Assistant Secretary

Anthony L. McWhorter	Director, President and Chief Executive Officer

Jeffrey M. Ronilo	Vice President, Financial Reporting and Controller

Russell B. Tucker**	Vice President

*	Unless otherwise noted, the principal business address of each person is: United Investors Life Insurance Company, P.O. Box 10207, Birmingham, Alabama 35233.

**	Principal business address: Torchmark Corporation, 3700 South Stonebridge, McKinney, Texas 75070.

***	Principal business address: Globe Life And Accident Insurance Company, 204 N. Robinson, Oklahoma City, OK 73102.

Item 28.	Persons Controlled by or Under Common Control With the Depositor or Registrant

The Depositor, United Investors, is indirectly owned by Torchmark Corporation. The following table shows the persons controlled by or under common control with United Investors, their Parent Company, and the State or Jurisdiction of Incorporation. All companies are 100% owned by their Parent Company, unless otherwise indicated, which is indirectly owned by Torchmark Corporation. The Registrant is a segregated asset account of United Investors.

Name	Parent Co. Code	Jurisdiction
AILIC Receivables Corporation	E	Delaware
American Income Life Insurance Co.	A	Indiana
American Income Marketing Services, Inc.	E	Texas
American Life and Accident Insurance Co.	A	Texas
Brown-Service Funeral Homes Co., Inc. (Services burial insurance policies)	B	Alabama
First United American Life Insurance Co.	D	New York
Globe Insurance Agency, Inc. (AL)	C	Alabama
Globe Insurance Agency, Inc. (AR)	A	Arkansas
Globe Life And Accident Insurance Co.	C	Delaware
Globe Marketing Services Inc.	A	Oklahoma
Liberty National Auto Club, Inc.	B	Alabama
Liberty National Life Insurance Co.	C	Alabama

Name	Parent Co. Code	Jurisdiction
National Income Life Insurance Co.	E	New York
TMK Re, Ltd.	C	Bermuda
Torchmark Corporation (holding company)		Delaware
United American Insurance Co.	C	Delaware
United Investors Life Insurance Co.	B*	Missouri

*	Parent company owns 81%; remaining 19% owned by Torchmark Corporation.

Parent Company Codes

A Globe Life And Accident Insurance Co.

B Liberty National Life Insurance Co.

C Torchmark Corporation

D United American Insurance Co.

E American Income Life Insurance Company

F United Investors Life Insurance Company

Item 29.	Indemnification

Article XII of United Investors’ By-Laws of provides as follows:

ARTICLE XII

“Each Director or officer, or former Director or officer, of this Corporation, and his legal representatives, shall be indemnified by the Corporation against liabilities, expenses, counsel fees and costs, reasonably incurred by him or his estate in connection with, or arising out of, any action, suit, proceeding or claim in which he is made a party by reason of his being, or having been, such Director or officer; and any person who, at the request of this Corporation, serves as Director or officer of another corporation in which this Corporation owns corporate stock, and his legal representatives, shall in like manner be indemnified by this Corporation; provided that, in either case shall the Corporation indemnify such Director or officer with respect to any matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been liable for misconduct in the performance of his duties as such Director or officer. The indemnification herein provided for shall apply also in respect of any amount paid in compromise of any such action, suit, proceeding or claim asserted against such Director or officer (including expenses, counsel fees, and costs reasonably incurred in connection therewith), provided that the Board of Directors shall have first approved such proposed compromise settlement and determined that the officer or Director involved is not guilty of misconduct, but in taking such action any Director involved shall not be qualified to vote thereof, and if for this reason a quorum of the Board cannot be obtained to vote on such matters, it shall be determined by a committee of three (3) persons appointed by the shareholders at a duly called special meeting or at a regular meeting. In determining whether or not a Director or officer is guilty of misconduct in relation to any such matter, the Board of Directors or committee appointed by the shareholders, as the case shall be, may rely conclusively upon an opinion of independent legal counsel selected by such Board or committee. The rights to indemnification herein provided shall not be exclusive of any other rights to which such Director or officer may be lawfully entitled.”

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter

(a) Other Activity. Sterne Agee Financial Services, Inc., is the principal underwriter of the policies as defined in the Investment Company Act of 1940 (the “1940 Act”). It is not the principal underwriter for any other investment companies.

(b) Management. The following table provides certain information with respect to the officers and directors of Sterne Agee Financial Services, Inc.:

Name and Principal Business Address*	Positions and Offices with Sterne Agee Financial Services, Inc.
Christopher L. Frankel	Chief Executive Officer and Co-Chair
Edward Bonawitz	President
Tammy L. Ridley	Chief Compliance Officer
James S. Holbrook	Co-Chair
Eugene F. Woodham	Director
Cheryl Witt	Chief Financial Officer

*	The principal business address for the directors listed is 800 Shades Creek Parkway, Suite 580, Birmingham, Alabama, 35209.

(c) Compensation From the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the fiscal year ended December 31, 2005:

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
Sterne Agee Financial Services, Inc.	$139,142,79	None	N/A	None

Item 31.	Location of Accounts and Records

All of the accounts, books, records or other documents maintained by Section 31(a) of the 1940 Act and rules under it are maintained by United Investors at 2001 Third Avenue South, Birmingham, Alabama 35233.

Item 32.	Management Services

All management contracts are discussed in Part A or Part B.

Item 33.	Fee Representation

United Investors hereby represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United Investors.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Birmingham and the State of Alabama, on the 26th day of April, 2006.

UNITED INVESTORS UNIVERSAL LIFE VARIABLE ACCOUNT (REGISTRANT)

By:	/s/ ANTHONY L. MCWHORTER
Anthony L. McWhorter
Director, President and Chief Executive Officer

By:	UNITED INVESTORS LIFE
INSURANCE COMPANY (DEPOSITOR)

By:	/s/ ANTHONY L. MCWHORTER
Anthony L. McWhorter
Director, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following Directors and Officers of United Investors Life Insurance Company in the capacities and on the Dates indicated.

Signatures	Title	Date

/s/ ANTHONY L. MCWHORTER	Director, President and Chief Executive Officer	April 26, 2006
ANTHONY L. MCWHORTER

/s/ W. THOMAS AYCOCK	Director, Senior Vice President and Chief Actuary	April 26, 2006
W. THOMAS AYCOCK

/s/ TONY G. BRILL	Director and Executive Vice President, Administration	April 26, 2006
TONY G. BRILL

/s/ LARRY M. HUTCHISON	Director	April 26, 2006
LARRY M. HUTCHISON

/s/ MICHAEL J. KLYCE	Vice President and Treasurer	April 26, 2006
MICHAEL J. KLYCE

/s/ JOHN H. LIVINGSTON	Director, Secretary and Counsel	April 26, 2006
JOHN H. LIVINGSTON

/s/ CAROL A. MCCOY	Director and Assistant Secretary	April 26, 2006
CAROL A. MCCOY

/s/ TERRY W. DAVIS	Director and Senior Vice President, Administration	April 26, 2006
TERRY W. DAVIS

/s/ DANNY H. ALMOND	Executive Vice President and Chief Financial Officer and Assistant Treasurer	April 26, 2006
DANNY H. ALMOND

/s/ GARY L. COLEMAN	Director	April 26, 2006
GARY L. COLEMAN

/s/ SUSAN HUFF	Vice President, Administration	April 26, 2006
SUSAN HUFF

/s/ JEFFREY M. RONILO	Vice President, Financial Reporting and Controller	April 26, 2006
JEFFREY M. RONILO

Exhibit Index

26(k)	Opinion and consent of John H. Livingston, Esquire as to the legality of the Securities being registered.

26(1)	Opinion and consent of W. Thomas Aycock as to actuarial matters pertaining to the securities being registered.

26(n)(1)	Consent of Sutherland Asbill & Brennan LLP.

26(n)(2)	Consent of Independent Registered Public Accounting Firm.